                                                                    EXHIBIT 99.1


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                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


                                      AMONG


                              THE SHAW GROUP INC.,
                                AS THE BORROWER,


                        CREDIT LYONNAIS NEW YORK BRANCH,
               AS A LENDER, SWING LINE LENDER, AN ISSUER AND AGENT


                                       AND


                       THE OTHER LENDERS SIGNATORY HERETO


                           CREDIT LYONNAIS SECURITIES,
                     AS JOINT ARRANGER AND SOLE BOOK RUNNER

                           CREDIT SUISSE FIRST BOSTON,
                                AS JOINT ARRANGER

                          HARRIS TRUST AND SAVINGS BANK
                                       AND
                                   BNP PARIBAS
                            AS CO-SYNDICATION AGENTS

                                       AND

                         U.S. BANK NATIONAL ASSOCIATION
                             AS DOCUMENTATION AGENT

                              $250,000,000 FACILITY

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                                TABLE OF CONTENTS

Article I         DEFINITIONS....................................................................................1

Article II        THE CREDITS...................................................................................23

         2.1      Commitments...................................................................................23

         2.2      Required Payments, Termination................................................................26

         2.3      Ratable Loans.................................................................................27

         2.4      Types of Advances.............................................................................27

         2.5      Commitment Fee, Reductions in Aggregate Commitment............................................28

         2.6      Minimum Amount of Each Advance................................................................28

         2.7      Optional Principal Payments...................................................................28

         2.8      Method of Selecting Types and Interest Periods for New Advances...............................28

         2.9      Conversion and Continuation of Outstanding Advances...........................................29

         2.10     Change in Interest Rate, etc..................................................................30

         2.11     Rates Applicable After Default................................................................30

         2.12     Method of Payment.............................................................................31

         2.13     Noteless Agreement, Evidence of Indebtedness..................................................31

         2.14     Telephonic Notices............................................................................32

         2.15     Interest Payment Dates, Interest and Fee Basis................................................32

         2.16     Notification of Advances, Interest Rates, Prepayments and Commitment Reductions...............32

         2.17     Lending Installations.........................................................................33

         2.18     Non-Receipt of Funds by the Agent.............................................................33

         2.19     Facility LCs..................................................................................33

         2.20     Replacement of Lender.........................................................................38

Article III       YIELD PROTECTION; TAXES.......................................................................39

         3.1      Yield Protection..............................................................................39

         3.2      Changes in Capital Adequacy Regulations.......................................................40

         3.3      Availability of Types of Advances.............................................................41

         3.4      Funding Indemnification.......................................................................41

         3.5      Taxes.........................................................................................41

         3.6      Lender Statements; Survival of Indemnity......................................................43

         3.7      Effect of Yield Protection....................................................................43

Article IV        CONDITIONS PRECEDENT..........................................................................44
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
         4.1      Effectiveness.................................................................................44

         4.2      Each Credit Extension.........................................................................47

         4.3      Reaffirmations of Warranties..................................................................48

Article V         REPRESENTATIONS AND WARRANTIES................................................................48

         5.1      Existence and Standing........................................................................48

         5.2      Authorization and Validity....................................................................48

         5.3      No Conflict; Government Consent...............................................................48

         5.4      Financial Statements..........................................................................49

         5.5      Material Adverse Change.......................................................................49

         5.6      Taxes.........................................................................................49

         5.7      Litigation and Contingent Obligations.........................................................49

         5.8      Subsidiaries..................................................................................50

         5.9      ERISA.........................................................................................50

         5.10     Accuracy of Information.......................................................................50

         5.11     Regulation U, T and X.........................................................................50

         5.12     Material Agreements...........................................................................50

         5.13     Compliance With Laws..........................................................................50

         5.14     Ownership of Properties.......................................................................51

         5.15     Plan Assets; Prohibited Transactions..........................................................51

         5.16     Environmental Matters.........................................................................51

         5.17     Investment Company Act........................................................................51

         5.18     Public Utility Holding Company Act............................................................51

         5.19     No Default....................................................................................51

         5.20     Post-Retirement Benefits......................................................................51

         5.21     Insurance.....................................................................................52

         5.22     Solvency......................................................................................52

         5.23     Bond Obligations..............................................................................52

         5.24     Intellectual Property.........................................................................52

         5.25     Post-Closing Requirements.....................................................................52

         5.26     Revisions or Updates to the Schedules.........................................................53

Article VI        COVENANTS.....................................................................................53

         6.1      Financial Reporting...........................................................................53

         6.2      Use of Proceeds...............................................................................55

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
         6.3      Notice of Default.............................................................................55

         6.4      Conduct of Business; Books and Records........................................................55

         6.5      Taxes.........................................................................................56

         6.6      Insurance.....................................................................................56

         6.7      Compliance with Laws..........................................................................56

         6.8      Maintenance of Properties.....................................................................56

         6.9      Inspection....................................................................................56

         6.10     Dividends.....................................................................................57

         6.11     Indebtedness..................................................................................57

         6.12     Merger........................................................................................58

         6.13     Sale of Assets................................................................................58

         6.14     Investments and Acquisitions..................................................................59

         6.15     Liens.........................................................................................60

         6.16     Affiliates....................................................................................61

         6.17     Prepayment of Other Indebtedness..............................................................61

         6.18     Sale of Accounts..............................................................................61

         6.19     Contingent Obligations........................................................................61

         6.20     Letters of Credit.............................................................................62

         6.21     Financial Contracts...........................................................................62

         6.22     Financial Covenants...........................................................................62

         6.23     Subsidiaries..................................................................................63

         6.24     Acquisitions..................................................................................63

         6.25     Limitation on Leases..........................................................................64

         6.26     LYONs Interest Expense........................................................................64

         6.27     LYONs Indenture...............................................................................64

         6.28     Name, Fiscal Year and Accounting Method.......................................................64

         6.29     Agreements Restricting Liens and Distributions................................................64

         6.30     Further Assurances in General.................................................................64

Article VII       DEFAULTS......................................................................................65

Article VIII      ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES................................................68

         8.1      Acceleration; Facility LC Collateral Account..................................................68

         8.2      Amendments....................................................................................69

         8.3      Preservation of Rights........................................................................70

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
Article IX        GENERAL PROVISIONS............................................................................71

         9.1      Survival of Representations...................................................................71

         9.2      Governmental Regulation.......................................................................71

         9.3      Headings......................................................................................71

         9.4      Entire Agreement..............................................................................71

         9.5      Several Obligations; Benefits of this Agreement...............................................71

         9.6      Expenses; Indemnification.....................................................................71

         9.7      Accounting....................................................................................72

         9.8      Severability of Provisions....................................................................72

         9.9      Nonliability of Lenders.......................................................................72

         9.10     Confidentiality...............................................................................73

         9.11     Nonreliance...................................................................................73

         9.12     Disclosure....................................................................................73

         9.13     Interest......................................................................................73

         9.14     Excess Share Certificates.....................................................................74

         9.15     Survival of Prior Agreements..................................................................74

         9.16     Guarantor's Acknowledgment and Consent........................................................74

         9.17     Existing Indebtedness.........................................................................75

Article X         THE AGENT.....................................................................................76

         10.1     Appointment; Nature of Relationship...........................................................76

         10.2     Powers........................................................................................76

         10.3     General Immunity..............................................................................76

         10.4     No Responsibility for Loans, Recitals, etc....................................................76

         10.5     Action on Instructions of Lenders.............................................................77

         10.6     Employment of Agents and Counsel..............................................................77

         10.7     Reliance on Documents; Counsel................................................................77

         10.8     Agent's Reimbursement and Indemnification.....................................................77

         10.9     Notice of Default.............................................................................78

         10.10    Rights as a Lender............................................................................78

         10.11    Lender Credit Decision........................................................................78

         10.12    Successor Agent...............................................................................78

         10.13    Agent's Fee...................................................................................79

         10.14    Delegation to Affiliates......................................................................79


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
         10.15    Execution of Collateral Documents.............................................................79

         10.16    Collateral Releases...........................................................................79

Article XI        SETOFF; RATABLE PAYMENTS......................................................................80

         11.1     Setoff........................................................................................80

         11.2     Ratable Payments..............................................................................80

Article XII       BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS.............................................80

         12.1     Successors and Assigns........................................................................80

         12.2     Participations................................................................................81

         12.3     Assignments...................................................................................82

         12.4     Dissemination of Information..................................................................83

         12.5     Tax Treatment.................................................................................83

Article XIII      NOTICES.......................................................................................83

         13.1     Notices.......................................................................................83

         13.2     Change of Address.............................................................................84

Article XIV       COUNTERPARTS..................................................................................84

Article XV        CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL..................................84

         15.1     CHOICE OF LAW.................................................................................84

         15.2     CONSENT TO JURISDICTION.......................................................................84

         15.3     WAIVER OF JURY TRIAL..........................................................................85

         15.4     Judgment Currency.............................................................................85


PRICING SCHEDULE

EXHIBIT 2.13(d)                  NOTE
EXHIBIT 4.1(a)(v)                FORM OF GUARANTOR'S SOLVENCY CERTIFICATE
EXHIBIT 4.1(a)(viii)             LOAN/CREDIT RELATED MONEY TRANSFER INSTRUCTION
EXHIBIT 6.1(d)                   COMPLIANCE CERTIFICATE
EXHIBIT 6.1(k)                   BORROWING BASE CERTIFICATE
EXHIBIT 6.1(l)                   BACKLOG REPORT
EXHIBIT 12.3.1                   ASSIGNMENT AGREEMENT

SCHEDULE 2.19                    EXISTING FACILITY LETTERS OF CREDIT
SCHEDULE 4.1(d)                  PRO FORMA AND HISTORICAL COMPLIANCE
SCHEDULE 5.7                     LITIGATION AND CONTINGENT OBLIGATIONS
SCHEDULE 5.8                     SUBSIDIARIES
SCHEDULE 5.12                    MATERIAL AGREEMENTS
SCHEDULE 5.14                    OWNERSHIP OF PROPERTIES

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
SCHEDULE 5.23                    BOND OBLIGATIONS
SCHEDULE 5.25                    POST-CLOSING ITEMS
SCHEDULE 6.11(b)                 INDEBTEDNESS AND CONTINGENT OBLIGATIONS
SCHEDULE 6.14(b)                 INVESTMENTS
SCHEDULE 6.15(c)                 LIENS EXISTING ON THE EFFECTIVE DATE
SCHEDULE 6.19(d)                 CONTINGENT OBLIGATIONS

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


         This Third Amended and Restated Credit Agreement, dated as of March 17, 2003 (the "Effective Date"), is entered into by and among THE SHAW GROUP INC., a Louisiana corporation (the "Borrower"), the Subsidiaries of the Borrower listed on the signature pages hereto as Guarantors (together with each other Person who subsequently becomes a Guarantor, collectively the "Guarantors"), the banks and other financial institutions listed on the signature pages hereto under the caption "Lenders" (together with each other Person who becomes a Lender, collectively the "Lenders"), and CREDIT LYONNAIS NEW YORK BRANCH, individually as a Lender and as administrative agent for the other Lenders (in such capacity together with any other Person who becomes the agent, the "Agent").

         WHEREAS, the Borrower, the Guarantors, the banks and other financial institutions party thereto, Bank One, NA, as administrative agent, Firstar Bank, N.A., as syndication agent, CLNY, as documentation agent, Union Planters Bank, N.A., as co-agent, and Banc One Capital Markets, Inc., as lead arranger and sole book runner are parties to that certain Second Amended and Restated Credit Agreement dated February 28, 2002 (the "Second Amended and Restated Credit Agreement"); and

         WHEREAS, the parties desire to amend and restate the Second Amended and Restated Credit Agreement in its entirety;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         As used in this Agreement:

         "Acceptable Security Interest" means a security interest which (i) exists in favor of the Agent for its benefit and the ratable benefit of the Lenders, (ii) is superior to all Liens or rights of any other Person in the Property encumbered thereby, other than Liens permitted by Section 6.15, (iii) secures the Obligations and (iv) is perfected and enforceable.

         "Accounts" has the meaning stated in the New York Uniform Commercial Code in effect from time to time.

         "Acquisition" means any transaction, or any series of related transactions, consummated on or after the Effective Date, by which the Borrower or any of its Subsidiaries (i) acquires from a third party that is not a Subsidiary any going concern business or all or substantially all of the assets of any Person that is not a Subsidiary, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires from a third party that is not a Subsidiary (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation that is not a Subsidiary which have ordinary voting power for the election of directors (other than securities having such power

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only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a Person other than a corporation that is not a Subsidiary.

         "Advance" means a borrowing hereunder, (i) in respect of any Loan other than a Swing Line Loan, (x) made by the Lenders on the same Borrowing Date, or
(y) converted or continued by the Lenders on the same date of conversion or continuation, consisting, in either case, of the aggregate amount of the several Loans of the same Type and, in the case of Eurodollar Loans, for the same Interest Period, and (ii) in respect of a Swing Line Loan, a borrowing made by the Swing Line Lender.

         "Affected Lender" is defined in Section 2.20.

         "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

         "Agent" means CLNY in its capacity as contractual representative of the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Agent appointed pursuant to Article X.

         "Aggregate Commitment" means the total of the Revolving Credit Commitment of all the Lenders (including the Swing Line Lender's Swing Line Commitment), and the Facility LC Commitment of all of the Lenders, in each case, as reduced from time to time pursuant to the terms hereof, which amount as of the Effective Date is a maximum of $250,000,000.

         "Aggregate Facility LC Commitment" means the sum of all of the Lenders' Facility LC Commitments, which totals a maximum of $250,000,000 as of the Effective Date.

         "Aggregate Revolving Credit Commitment" means the sum of all of the Lenders' Revolving Credit Commitments, which, subject to the limitations of the Aggregate Commitment, total a maximum of $250,000,000 as of the Effective Date, reducing from time to time as set forth herein, or as the same may be increased pursuant to Section 2.1.1(b) hereof.

         "Aggregate Outstanding Credit Exposure" means, at any time, the aggregate of the Outstanding Credit Exposure of all the Lenders (including the Swing Line Lender).

         "Agreed Currencies" means (i) Dollars, (ii) so long as such currencies remain Eligible Currencies, Australian Dollars, British Pounds Sterling, Canadian Dollars, and Euros, (iii) India Rupees and Qatar Riyals (a) only so long as such currency remains an Eligible Currency and (b) only for purposes of a Facility LC which supports an Existing Facility LC that was issued in such currency, and (iv) any other Eligible Currency which the Borrower requests the Agent to include as an Agreed Currency hereunder and which is acceptable to all of the Lenders. For the purposes of this definition, each of the specific currencies referred to in clauses (ii) and (iii), above, shall mean and be deemed to refer to the lawful currency of the jurisdiction referred to in connection with such currency, e.g., "Australian Dollars" means the lawful currency of Australia.

         "Agreement" means this Third Amended and Restated Credit Agreement, as it may be renewed, extended, amended, restated or modified and in effect from time to time.

         "Agreement Accounting Principles" means generally accepted accounting principles as in effect from time to time, applied in a manner consistent with that used in preparing the financial statements referred to in Section 5.4.

         "Alternate Base Rate" means, for any day, a rate of interest per annum equal to the higher of (i) the Corporate Base Rate for such day and (ii) the sum of the Federal Funds Effective Rate for such day plus 1/2% per annum.

         "Applicable Fee Rate" means, at any time, the percentage rate per annum at which commitment fees are accruing on the unused portion of the Aggregate Commitment (excluding the Swing Line Commitment) at such time as set forth in the Pricing Schedule.

         "Applicable LC Fee Rate" means, at any time, the percentage rate per annum for LC Fees at such time as set forth in the Pricing Schedule.

          "Applicable Margin" means, with respect to Advances of any Type at any time, the percentage rate per annum which is applicable at such time with respect to Advances of such Type as set forth in the Pricing Schedule.

         "Article" means an article of this Agreement unless another document is specifically referenced.

         "Authorized Officer" of any Person, means any of the President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Senior Vice President, Treasurer, Vice President or Secretary of such Person.

         "Available Aggregate Commitment" means, at any time, the Aggregate Commitment then in effect minus the Aggregate Outstanding Credit Exposure at such time.

         "Borrower" means The Shaw Group Inc., a Louisiana corporation, and its permitted successors and assigns.

         "Borrowing Base" means an amount determined by the Borrower based upon the sum of the Dollar Amount of:

         (i) 85% of Eligible Receivables unpaid not more than 30 days after the date of the original invoice; plus

         (ii) 80% of Eligible Receivables unpaid more than 30 days but not more than 60 days after the date of the original invoice; plus

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         (iii) 60% of Eligible Receivables unpaid more than 60 days but not more than 90 days after the date of the original invoice; plus

         (iv) without duplication of amounts in clauses (i) through (iii) above, 20% of the amount billed representing retainage and reasonably acceptable to the Agent; plus

         (v) 40% of Costs in Excess of Billings as set forth in the most recently delivered financial statements of the Borrower and its Subsidiaries; plus

         (vi) 40% of Eligible Inventory.

         "Borrowing Base Certificate" means a borrowing base certificate in substantially the form of Exhibit 6.1(k).

         "Borrowing Date" means a date on which a Credit Extension is made hereunder.

         "Borrowing Notice" is defined in Section 2.8.

         "Business Day" means a day (other than a Saturday or Sunday) on which banks generally are open in New York, New York for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market.

         "Calculation Period" means a four quarter period ending on the date of the Borrower's fiscal quarter end or fiscal year end for which the relevant calculation is being made.

         "Capital Expenditures" means, without duplication, any expenditures for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with Agreement Accounting Principles.

         "Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

         "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

         "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, including, without limitation, any preferred stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

         "Cash Equivalent Investments" means (i) short-term obligations of, or fully guaranteed by, the United States of America, (ii) commercial paper rated A-1 or better by S&P or P-1 or better by Moody's, (iii) demand deposit accounts maintained in the ordinary course of business, (iv) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000, (v) investments in Eurodollars not in excess of $15,000,000 in the aggregate at any one time outstanding, issued by any bank or trust company having capital, surplus and undivided profits aggregating at least $100,000,000 and whose long term certificates of deposit are, at the time of acquisition thereof by Borrower or any Subsidiary, rated A-1 or better by S&P or P-1 or better by Moody's, and
(vi) investments by Foreign Subsidiaries in short term investments, in connection with the cash management programs of such Foreign Subsidiaries, provided that (a) such investments in excess of $10,000,000 in the aggregate shall be with funds held by institutions rated AA (or AAm) or better by S&P or A2 (or its equivalent) or better by Moody's or otherwise acceptable to the Agent and Required Lenders; provided further in each case of clauses (i) through (vi) above, that the same provides for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency regarding the payment of principal or interest.

         "Change" has the meaning specified in Section 3.2.

         "Change in Control" means an event or series of events by which (i) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act), or related persons constituting a "group" (as such term is used in Rule 13d-5 under the Exchange Act) is or becomes or has the absolute, unconditional right to become the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 25% or more of the total voting power of the voting stock of the Borrower; (ii) the Borrower consolidates with or merges into another Person or conveys, transfers or leases all or substantially all of its assets to any Person, or any Person consolidates with, or merges into, the Borrower in a transaction not otherwise permitted hereunder; (iii) the Borrower conveys, transfers or leases all or substantially all of its assets to any Person; (iv) the stockholders of the Borrower approve any plan of liquidation or dissolution of the Borrower; or (v) during any period of twelve consecutive months, individuals who, at the beginning of such period, constituted the board of directors of the Borrower (together with any new director whose election by the Borrower's board of directors or whose nomination for election by the Borrower's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason (other than due to death or disability) to constitute a majority of the board of directors of the Borrower then in office.

         "CLNY" means Credit Lyonnais New York Branch, in its individual capacity, and its successors and assigns.

         "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

         "Collateral" means Accounts, Inventory, and General Intangibles, including, without limitation, intellectual property and contracts, stock and all other items described as collateral in any of the Collateral Documents, including without limitation, all deposit accounts, plus all proceeds thereof, but excluding all real estate, plants, parts and equipment.

         "Collateral Documents" means, collectively, any and all documents executed as security for the Obligations, as the same may be amended, including without limitation the following

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documents: (i) security and pledge agreement executed by Borrower and the
Guarantors creating (A) a first and prior lien in favor of the Agent for the ratable benefit of the Lenders on all of such Persons' Accounts, Inventory, General Intangibles, the proceeds and products thereof and all other personal property, including, without limitation, all inter-company notes and receivables and (B) a first and prior lien in favor of the Agent for the ratable benefit of the Lenders on, among other Collateral, all of the issued and outstanding shares of the Borrower's or such Guarantor's Domestic Subsidiaries and 66% of the issued and outstanding shares of the Borrower's or such Guarantor's Foreign Subsidiaries that are owned by the Borrower or a Domestic Subsidiary, together with any security and pledge agreement to be executed by the Borrower or any Guarantor and delivered to the Agent pursuant to Section 6.23 hereof, (ii) the Guaranty, (iii) Uniform Commercial Code financing statements relating to the above described security and pledge agreements, (iv) stock powers executed in blank by the Borrower and any Guarantor, as applicable, relating to the shares of stock of its Subsidiaries pledged by the above described security and pledge agreements, and (v) stock certificates for all of Borrowers' and its Subsidiaries' shares of stock pledged by the above described security and pledge agreements.

         "Collateral Shortfall Amount" has the meaning specified in Section 8.1.

         "Commitment" means, for each Lender, the Revolving Credit Commitment and the Facility LC Commitment for such Lender.

         "Computation Date" is defined in Section 2.19.13.

         "Confidential Information Memorandum" means the Confidential Information Memorandum dated October 2002 (together with all amendments, supplements and subsequent updates thereto) and furnished to the Lenders in connection with the syndication of the Commitments made under this Agreement.

         "Consolidated Interest Expense" means, for any Person, with reference to any period, the actual interest expense of such Person and its Subsidiaries calculated on a consolidated basis for such period excluding any amortization of financing fees incurred in connection with this Agreement and excluding any non cash interest expense related to the LYONs.

         "Consolidated Net Income" means, for any Person, with reference to any period, the net income (or loss) of such Person and its Subsidiaries calculated according to Agreement Accounting Principles on a consolidated basis for such period, excluding any such net income attributable to any Investment in any Person that is not a Subsidiary except to the extent of cash distributions from such Person to the Borrower or its Subsidiaries.

         "Consolidated Net Worth" means at any time the consolidated stockholders' equity of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time plus any preferred stock of the Borrower and its Subsidiaries to the extent it has not been redeemed for Indebtedness, as determined in accordance with Agreement Accounting Principles.

         "Consolidated Total Indebtedness" means at any time, all Indebtedness, and all Contingent Obligations that are interest bearing or to which interest is attributable or to which interest accrues, including guarantees and Financial Letters of Credit, of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time.

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         "Consolidated Total Net Cash" means the sum of (i) accounts in accordance with Agreement Accounting Principles classified as unrestricted (A) cash or cash equivalents, (B) marketable securities, or (C) other Cash Equivalent Investments less (ii) Advances under this Agreement.

         "Consolidated Total Net Indebtedness" means at any time, (i) Consolidated Total Indebtedness less (ii) the principal balance of any Indebtedness, the proceeds of which are being held as restricted cash in accordance with Agreement Accounting Principles for the purpose of redeeming the LYONs.

         "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any limited recourse or recourse note or other obligation, comfort letter, operating agreement, take-or-pay contract or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership, but excluding contingent liabilities in respect of Performance Letters of Credit.

         "Controlled Group" means all members of a controlled group of corporations or other business entities and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

         "Conversion/Continuation Notice" has the meaning specified in Section 2.9.

         "Corporate Base Rate" means a rate per annum equal to the prime rate of interest quoted by CLNY as its prime rate in effect at its principal office in New York City (which is not necessarily the lowest rate charged to any customer) from time to time, changing when and as said corporate base rate changes.

         "Costs in Excess of Billings" means all costs and estimated earnings in excess of billings on uncompleted contracts subject to an Acceptable Security Interest and otherwise reasonably acceptable to the Agent. For purposes of determining Costs in Excess of Billings, it shall be assumed that all Costs in Excess of Billings of the Borrower or any of the Guarantors and shown on the consolidated balance sheet of the Borrower for the applicable period is subject to an Acceptable Security Interest.

         "Credit Extension" means the making of an Advance or the issuance of a Facility LC hereunder.

         "Credit Extension Date" means the Borrowing Date for an Advance or the issuance date for a Facility LC.

         "CLS" means Credit Lyonnais Securities, in its capacity as a Joint Arranger.

         "Debt Incurrence" means any issuance by the Borrower or any of its Subsidiaries of any Indebtedness after the Effective Date other than Permitted Indebtedness and other Indebtedness permitted under Section 6.11.

         "Debt Incurrence Proceeds" means, with respect to any Debt Incurrence, all cash and Cash Equivalent Investments received by the Borrower or any of its Subsidiaries from such Debt Incurrence or such Indebtedness, as the case may be, after payment of, or provision for, all underwriter fees and expenses, SEC and blue sky fees, printing costs, fees and expenses of accountants, lawyers and other professional advisors, brokerage commissions and other out-of-pocket fees and expenses actually incurred in connection with such Debt Issuance or such Indebtedness, as the case may be.

         "Default" means an event described in Article VII.

         "Dollar Amount" of any currency at any date shall mean (i) the amount of such currency if such currency is Dollars or (ii) the equivalent in Dollars of any amount of such currency if such currency is any currency other than Dollars, calculated on the basis of the arithmetical mean of the buy and sell spot rates of exchange of the Agent for such currency on the London market at 11:00 a.m., London time, on or as of the most recent Computation Date provided for in Section 2.19.13.

          "Domestic Subsidiary" means any Subsidiary of Borrower that is formed under the laws of the United States of America or any state.

         "EBITDA" means, for any Person for any period, the Consolidated Net Income of such Person for that period plus, to the extent deducted from revenues in determining Consolidated Net Income, without duplication (i) Consolidated Interest Expense, (ii) expense for taxes paid or accrued, (iii) depreciation,
(iv) amortization and (v) other non-cash expenses for such period, including, without limitation, any amortization of financing fees incurred in connection with this Agreement and any non-cash interest expense relating to the LYONs, minus, to the extent included in Consolidated Net Income, other non-cash income, all calculated for such Person on a consolidated basis.

         "Effective Date" has the meaning given in the preamble hereto.

         "Eligible Currency" means any currency other than Dollars (i) that is readily available, (ii) that is freely traded, (iii) in which deposits are customarily offered to banks in the London interbank market, (iv) which is convertible into Dollars in the international interbank market and (v) as to which an Equivalent Amount may be readily calculated. If, after the designation by the Lenders of any currency as an Agreed Currency, (x) currency control or other exchange regulations are imposed in the country in which such currency is issued with the result that different types of such currency are introduced, (y) such currency is, in the determination of the Agent, no longer readily available or freely traded or (z) in the determination of the Agent, an Equivalent Amount of such currency is not readily calculable, the Agent shall promptly notify the Lenders and the Borrower, and such currency shall no longer be an Agreed Currency until such time as all of the Lenders agree to reinstate such currency as an Agreed Currency.

         "Eligible Inventory" means, at any time, items of Inventory of the Borrower and its Subsidiaries held by such Persons for sale in the ordinary course of business for the Borrower's and its Subsidiaries' fabrication and manufacturing segments and is subject to an Acceptable Security Interest and otherwise reasonably acceptable to the Agent, not to exceed $100,000,000. For purposes of determining Eligible Inventory, it shall be assumed that all Inventory owned by the Borrower or any of the Guarantors and shown on the consolidated balance sheet of the Borrower for the applicable period is subject to an Acceptable Security Interest.

         "Eligible Receivables" means, at any time, the unpaid portion of all Receivables payable to the Borrower or any of the Guarantors that are subject to an Acceptable Security Interest and otherwise reasonably acceptable to the Agent. For purposes of determining Eligible Receivables, it shall be assumed that all Receivables owned by the Borrower or any of the Guarantors and shown on the consolidated balance sheet of the Borrower for the applicable period is subject to an Acceptable Security Interest. Notwithstanding the foregoing, "Eligible Receivables" shall exclude (i) all Receivables that remain unpaid more than 90 days from the invoice date, (ii) the amount of all discounts, allowances, rebates, credits and adjustments to such Receivables, (iii) all contra accounts, setoffs, defenses or counterclaims asserted by or available to the Persons obligated on such Receivables, (iv) all such Receivables owed by Persons that are insolvent or the subject of any bankruptcy or insolvency proceedings of any kind, and (v) such Receivable arises out of any transaction with any Subsidiary, Affiliate, officer or employee of the Borrower or by any other Person in which the Borrower may have an equity interest.

         "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to
(i) the protection of the environment, (ii) the effect of the environment on human health, (iii) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

         "Equity Issuance" means any issuance of equity securities (including any preferred equity securities) by the Borrower or any of its Subsidiaries other than equity securities issued (i) to the Borrower or one of its Subsidiaries, and (ii) pursuant to employee or director and officer stock option plans in the ordinary course of business.

         "Equity Issuance Proceeds" means, with respect to any Equity Issuance, all cash and Cash Equivalent Investments received by the Borrower or any of its Subsidiaries from such Equity Issuance after payment of, or provision for, all underwriter fees and expenses, SEC and blue sky fees, printing costs, fees and expenses of accountants, lawyers and other professional advisors, brokerage commissions and other out-of-pocket fees and expenses actually incurred in connection with such Equity Issuance.

         "Equivalent Amount" of any currency with respect to any amount of Dollars at any date shall mean the equivalent in such currency of such amount of Dollars, calculated on the basis of the arithmetical mean of the buy and sell spot rates of exchange of the Agent for such other currency at 11:00 a.m., London time, on the date on or as of which such amount is to be determined.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

         "Eurodollar Advance" means an Advance which, except as otherwise provided in Section 2.11, bears interest at the applicable Eurodollar Rate.

         "Eurodollar Loan" means a Loan which, except as otherwise provided in
Section 2.11, bears interest at the applicable Eurodollar Rate.

         "Eurodollar Rate" means, with respect to a Eurodollar Advance for the relevant Interest Period, the sum of (i) the quotient of (A) the LIBOR applicable to such Interest Period, divided by (B) one minus the Eurodollar Reserve Percentage applicable to such Interest Period, plus (ii) the Applicable Margin; provided, that in no event shall the Eurodollar Rate exceed the Highest Lawful Rate. The Eurodollar Rate shall be rounded to the next higher multiple of 1/16 of 1% if the rate is not such a multiple.

         "Eurodollar Reserve Percentage" means for any Interest Period for Eurodollar Loans the maximum reserve percentage (expressed as a decimal, rounded upward, if necessary, to the nearest 1/100th of one percent) as determined by the Agent in effect on the date the LIBOR for such Interest Period is determined (whether or not applicable to any Lender) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including basic, emergency, supplemental and other marginal reserve requirements) with respect to liabilities or assets consisting of or including Eurocurrency liabilities having a term equal to such Interest Period. Each determination by the Agent of the Eurodollar Reserve Percentage shall be conclusive and binding, absent manifest error.

         "Exchange Act" means the Securities Exchange Act of 1934, as in effect on the Effective Date.

         "Excluded Taxes" means, in the case of each Lender or applicable Lending Installation and the Agent, taxes imposed on its overall net income, and franchise taxes imposed on it, by (i) the jurisdiction under the laws of which such Lender or the Agent is incorporated or organized or (ii) the jurisdiction in which the Agent's or such Lender's principal executive office or such Lender's applicable Lending Installation is located.

         "Exhibit" refers to an exhibit to this Agreement, unless another document is specifically referenced.

         "Existing Facility LCs" means, collectively, the letters of credit issued under the Second Amended and Restated Credit Agreement listed on Schedule 2.19.

         "Facility LC" has the meaning specified in Section 2.19.1.

         "Facility LC Application" has the meaning specified in Section 2.19.3.

         "Facility LC Collateral Account" has the meaning specified in Section 2.19.11.

         "Facility LC Commitment" means the Commitment of each Lender to participate in Facility LCs issued by an Issuer in the amount not exceeding that set forth opposite its signature below or as set forth in any assignment executed pursuant to Section 12.3.1, as modified from time to time pursuant to the terms hereof.

         "Facility Termination Date" means March 17, 2006 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

         "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:00 a.m. New York, New York time on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

         "Fee Letter" means that certain letter agreement dated March 4, 2003 among the Borrower, the Agent and CLS which sets forth the fees to be paid to the Agent and CLS.

         "Financial Contract" of a Person means (i) any exchange-traded or over-the-counter futures, forward, swap or option contract or other financial instrument with similar characteristics, (ii) any agreements, devices or arrangements providing for payments related to fluctuations of interest rates, exchange rates, forward rates or commodity prices, including, but not limited to, interest rate swap or exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts or warrants or (iii) any other similar contract.

         "Financial Letter of Credit" means a Letter of Credit qualifying as a "financial guarantee-type letter of credit" under 12 CFR Part 3, Appendix A,
Section 3(b)(1)(i) or any successor U.S. Comptroller of the Currency regulation and issued by an Issuer under the terms of this Agreement.

         "Floating Rate" means, for any day, a rate per annum equal to (i) the Alternate Base Rate for such day plus (ii) the Applicable Margin, in each case changing when and as the Alternate Base Rate or the Applicable Margin changes; provided, that in no event shall the Floating Rate exceed the Highest Lawful Rate.

         "Floating Rate Advance" means an Advance which, except as otherwise provided in Section 2.11, bears interest at the Floating Rate.

         "Floating Rate Loan" means a Loan which, except as otherwise provided in Section 2.11, bears interest at the Floating Rate.

         "Foreign Subsidiary" means any Subsidiary of Borrower that is organized under the laws of any jurisdiction other than the United States of America or a state thereof.

         "Fronting Fee" is defined in Section 2.19.4.

         "General Intangibles" has the meaning stated in the New York Uniform Commercial Code in effect from time to time including, without limitation, all Costs in Excess of Billings, all contract rights, rights to receive payments of money, chooses in action, causes of action, judgments, tax refunds and tax refund claims, patents, trademarks, trade names, copyrights, licenses, franchises, computer programs, software, goodwill, customer and supplier contracts, interests in general or limited partnerships, joint ventures or limited liability companies, reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interests in trusts, leasehold interests in real or personal property, rights to receive rentals of real or personal property and guarantee and indemnity claims.

         "Guarantors" means collectively all of the Borrower's Domestic Subsidiaries that are Material Subsidiaries as of the Effective Date and any other Domestic Subsidiary of Borrower that shall become a guarantor hereunder pursuant to Section 6.23.

         "Guaranty" means that certain Guaranty dated as of the Effective Date executed by the Guarantors in favor of the Agent, for the ratable benefit of the Lenders, and each guaranty executed pursuant to Section 6.23 hereof, as each of such may be amended or modified and in effect from time to time.

         "Highest Lawful Rate" means, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the principal amount of the Obligations under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

         "Indebtedness" of a Person means, without duplication, such Person's
(i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade in the applicable jurisdiction), (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) obligations of such Person to purchase or repurchase securities, accounts or other Property arising out of or in connection with the sale of the same or substantially similar securities or Property, (vi) Capitalized Lease Obligations, (vii) Off-Balance Sheet Liabilities, (viii) Net Mark-to-Market Exposure under Financial Contracts, (ix) reimbursement obligations in respect of Financial Letters of Credit (but excluding reimbursement obligations in respect of Performance Letters of Credit) and (x) any other obligation for borrowed money which in accordance with Agreement Accounting Principles would be shown as a liability on the consolidated balance sheet of such Person.

         "Index Debt" means senior, unsecured, long-term indebtedness for borrowed money of the Borrower that is not guaranteed by any other Person or subject to any other credit enhancement.

         "Interest Period" means, with respect to a Eurodollar Advance, a period of one, two, three or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Interest Period shall end on the day which corresponds numerically to such date one, two, three or six months thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

         "Inventory" has the meaning stated in the New York Uniform Commercial Code in effect from time to time, including, without limitation, all goods held for sale or lease, or furnished or to be furnished under contracts of service, or consumed in the applicable party's business, raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts (to the extent not covered by purchase money liens of manufacturers), all such goods that have been returned to or repossessed by or on behalf of the Borrower or a Guarantor, as applicable, and all such goods released to the Borrower, a Guarantor or to third parties under trust receipts or similar documents.

         "Investment" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than Accounts arising in the ordinary course of business on terms customary in the trade in the applicable jurisdiction) or contribution of capital by such Person; stocks, bonds, mutual funds, partnership interests, notes, debentures or other securities owned by such Person; any deposit accounts and certificate of deposit owned by such Person; and structured notes, derivative financial instruments and other similar instruments or contracts owned by such Person.

         "Issuer" means CLNY or any Lender (or any subsidiary or affiliate designated by CLNY or such Lender) in its capacity as issuer of Facility LCs hereunder.

         "LC Fee" is defined in Section 2.19.4.

         "LC Obligations" means, at any time, the sum, without duplication, of
(i) the aggregate undrawn stated amount under all Facility LCs outstanding at such time, plus (ii) the aggregate unpaid amount at such time of all Reimbursement Obligations.

         "LC Payment Date" has the meaning specified in Section 2.19.5.

         "Lenders" means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns.

         "Lending Installation" means, with respect to a Lender or the Agent, the office, branch, subsidiary or affiliate of such Lender or the Agent listed on the signature pages hereof or on a Schedule or otherwise selected by such Lender or the Agent pursuant to Section 2.17.

         "Letter of Credit" of a Person means a letter of credit which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

         "Leverage Ratio" has the meaning specified in Section 6.22.1.

         "LIBOR" means for any Interest Period for Eurodollar Loans, the per annum rate of interest determined by the Agent to be the arithmetic mean (rounded upward, if necessary, to the nearest 1/100th of one percent) of the offered quotations appearing on Telerate Page 3750 (or if such Telerate page shall not be available, any successor or similar service selected by the Agent). If none of such Telerate Page 3750 or any successor or similar service is available, "LIBOR" applicable to any Interest Period for Eurodollar Loans shall be the per annum rate (rounded upward, if necessary, to the nearest 1/100th of one percent) determined by the Agent based upon rates quoted at approximately 10:00 a.m. (London time) (or as soon thereafter as practicable) on the day two Business Days prior to the first day of such Interest Period for the offering by the Agent to leading dealers in the London interbank Dollar market of Dollar deposits for delivery on the first day of such Interest Period, in immediately available funds and having a term comparable to such Interest Period and in an amount comparable to the principal amount of the respective Eurodollar Rate Loan to which such Interest Period relates. Each determination by the Agent of LIBOR shall be conclusive and binding, absent manifest error.

         "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

         "Loan" means, with respect to a Lender, such Lender's loan made pursuant to Article II (or any conversion or continuation thereof).

         "Loan Documents" means this Agreement, the Collateral Documents, the Facility LC Applications, any Notes issued pursuant to Section 2.13, all documents required under Article IV, and all other documents and instruments executed in connection with this Agreement or the Obligations.

         "LYONs" has the meaning specified in Section 6.11(i).

         "Material Adverse Effect" means a material adverse effect on (i) the business, Property, condition (financial or otherwise), or results of operations of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower and the Guarantors taken as a whole to perform their respective obligations under the Loan Documents to which any of them is a party, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agent, an Issuer or the Lenders thereunder.

         "Material Indebtedness" has the meaning specified in Section 7.5.

         "Material Subsidiary" shall mean a Subsidiary of Borrower having: (i) assets of $500,000 or more or (ii) annual cash flow of $500,000 or more.

         "Modify" and "Modification" have the meaning specified in Section
2.19.1.

         "Moody's" means Moody's Investors Service, Inc.

         "Multiemployer Plan" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Borrower or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

         "Net Mark-to-Market Exposure" of a Person means, as of any date of determination, and determined in accordance with Agreement Accounting Principles, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from Financial Contracts. "Unrealized losses" means the fair market value of the cost to such Person of replacing such Financial Contract as of the date of determination (assuming the Financial Contract was to be terminated as of that date), and "unrealized profits" means the fair market value of the gain to such Person of replacing such Financial Contract as of the date of determination (assuming such Financial Contract was to be terminated as of that date).

         "Non-Financed Capital Expenditures" means, without duplication, any Capital Expenditures other than that portion of such Capital Expenditures financed with (i) operating leases, (ii) Capitalized Leases or (iii) purchase money Indebtedness permitted under Section 6.11.

         "Non-Recourse Indebtedness" means Indebtedness of the Borrower or any of its Subsidiaries (i) in respect of which neither the Borrower nor any of its Subsidiaries (other than Special Purpose Subsidiaries) shall have any liability whatsoever, whether direct or indirect, contingent or otherwise, and (ii) the provider of which shall have no recourse to any assets of the Borrower and its Subsidiaries (other than the assets for which such Indebtedness was incurred, the proceeds (including, without limitation, proceeds from associated contracts and insurance) of, and improvements, accessories and upgrades to, such assets and the ownership interests of any Special Purpose Subsidiary that owns, whether directly or indirectly, such assets), other than Special Purchase Subsidiaries (as to which recourse of any kind or nature is allowed), each as determined by the Agent in its reasonable discretion.

         "Non-U.S. Lender" has the meaning specified in Section 3.5(d).

         "Note" means any promissory note issued at the request of a Lender pursuant to Section 2.13(c) in the form of Exhibit 2.13(d).

         "Obligations" means all unpaid principal of and accrued and unpaid interest on the Loans, Swing Line Loans, all Reimbursement Obligations, Rate Hedging Obligations owing to a Lender or any Affiliate of a Lender, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower and the Guarantors to the Lenders or to any Lender, the Agent, an Issuer or any indemnified party arising under the Loan Documents.

         "Off-Balance Sheet Liability" of a Person means (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) any liability under any Sale and Leaseback Transaction which is not a Capitalized Lease, (iii) any liability under any so-called "synthetic lease" transaction (a transaction that is treated as an operating lease under Agreement Accounting Principles but a Capitalized Lease for federal income tax purposes) entered into by such Person, or (iv) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheets of such Person, but excluding from this clause
(iv) operating leases.

         "Operating Lease" of a Person means any lease of Property (other than a Capitalized Lease) by such Person as lessee which has an original term (including any required renewals and any renewals effective at the option of the lessor) of one year or more.

         "Outstanding Credit Exposure" means (i) as to any Lender at any time, the sum of (x) the aggregate principal amount of its Loans outstanding at such time, plus (y) an amount equal to its Pro Rata Share of the LC Obligations at such time, and (ii) as to the Swing Line Lender only, at any time, the aggregate principal amount of outstanding Swing Line Loans at such time.

         "Other Taxes" has the meaning specified in Section 3.5(b).

         "Participants" has the meaning specified in Section 12.2.1.

         "Payment Date" means the last Business Day of each month of February, May, August and November from and including the Effective Date through and including the Facility Termination Date.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Performance Letter of Credit" means a Letter of Credit qualifying as a "performance-based standby letter of credit" under 12 CFR Part 3, Appendix A,
Section 3(b)(2)(i) or any successor U.S. Comptroller of the Currency regulation and issued by an Issuer under the terms of this Agreement.

         "Permitted Business" means the businesses of Borrower and its Subsidiaries carried on as of the Effective Date and any businesses, services or activities incident or related thereto.

         "Permitted Business Investments" means:

         (i) loans and other extensions of credit to officers, directors and employees of Borrower or any Subsidiary for travel, entertainment, moving and similar expenses or advances made in direct furtherance and in the ordinary course of the business of Borrower or the Subsidiaries, provided that the aggregate principal amount of loans and other extensions of credit made pursuant to this clause (i) does not exceed $1,500,000 at any one time outstanding;

         (ii) loans to employees for signing bonuses in the ordinary course of business of Borrower and its Subsidiaries;

         (iii) Investments in joint ventures operating a Permitted Business not to exceed 10% of Borrower's Consolidated Net Worth unless such Investment could reasonably be expected to have a Material Adverse Effect;

         (iv) Loans and other extensions of credit to an officer or employee of Borrower or a Subsidiary extended in connection with hiring that Person that is the functional equivalent of a signing bonus and is to be forgiven over time if said Person continues his or her employment;

         (v)      Investments by Foreign Subsidiaries in other Foreign
                  Subsidiaries;

         (vi) Investments by Borrower in Domestic Subsidiaries and Investments by Domestic Subsidiaries in Borrower; and

         (vii) Investments by Borrower in Foreign Subsidiaries, which Investments are effected after the Effective Date, such Investments not to exceed $10,000,000 in the aggregate outstanding at any one time, and to be evidenced by a promissory note or other similar document that is pledged to the Agent as Collateral; and

         (viii)   Investments by Subsidiaries in Borrower.

         "Permitted Financial Investments" means the following kinds of instruments:

         (i) receivables arising from the sale of goods and services in the ordinary course of business of Borrower or any Subsidiaries;

         (ii) currency or commodity price hedging agreements, using customary ISDA swap documentation or comparable documentation, entered into with a Lender for the purpose of hedging actual exposure on the currency or commodity price risks of its business and not speculation;

         (iii) Capital Stock or obligations or securities received in settlement of debts (created in the ordinary course of business) owing to Borrower or any Subsidiary;

         (iv) Investments in Capital Stock of publicly traded companies provided that if there is Sufficient Liquidity at the time of incurrence, the aggregate Investment therein shall not exceed $10,000,000; otherwise no further Investments therein in excess of $5,000,000 in the aggregate shall be made; and

         (v)      Investments in LYONs permitted under Section 6.10.

         "Permitted Indebtedness" shall mean without duplication (i) deferred taxes and other expenses incurred in the ordinary course of business; (ii) Indebtedness of a Domestic Subsidiary to Borrower, another Domestic Subsidiary or a Foreign Subsidiary; (iii) Indebtedness of a Foreign Subsidiary to a Foreign Subsidiary; (iv) Indebtedness of Borrower to a Domestic Subsidiary or a Foreign Subsidiary, so long as such Indebtedness is subordinated to all of Borrower's or its Subsidiaries' Indebtedness to Lenders pursuant to the Subordination Agreement; (v) Indebtedness constituting the net obligations of a Person as of the date of a required calculation under a Rate Hedging Agreement in the ordinary course of business and not for the purposes of speculation; (vi) reimbursement obligations on Letters of Credit permitted under Section 6.20, and (vii) subject to the Agent's consent at the time of incurrence, Non-Recourse Indebtedness.

         "Permitted Liens" means any of the following:

         (i) Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with Agreement Accounting Principles shall have been set aside on its books;

         (ii) Liens imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

         (iii) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

         (iv) deposits or Liens to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business, including, without limitation such deposits or Liens for the benefit of member insurance companies of the American International Companies ("AIC") or their respective Affiliates or such other sureties as may be required from time to time in the ordinary course of business; further provided that Borrower may provide any such surety with access to the premises, projects and equipment of Borrower that are related to the bonding obligations of such surety as necessary to allow such surety to enforce its rights under in accordance with applicable laws; further provided that such access shall not be construed as the granting of a Lien on, nor shall any Liens granted in favor of such surety encumber, Eligible Inventory, Eligible Receivables or Costs in Excess of Billings.

         (v) utility easements, building and zoning restrictions, minor defects or irregularities in title and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way adversely affect the marketability of the same or interfere with the use thereof in the business of the Borrower or its Subsidiaries;

         (vi) judgment and attachment liens not giving rise to a Default or liens created by or existing from any litigation or legal proceeding that are being contested in good faith by appropriate proceedings, promptly instituted and diligently conducted, and for which adequate reserves have been made to the extent required by Agreement Accounting Principles in respect of a claim not to exceed $500,000;

         (vii) liens in favor of collecting or payor banks having a right of setoff, revocation, refund or chargeback in favor of collecting or payor banks with respect to money or instruments of the Borrower or any of its Subsidiaries on deposit with or in possession of such bank; and

         (viii) customary set off rights and related financial settlement procedures under Rate Hedging Obligations entered into for the purpose of hedging and not for speculation;

provided, that the term "Permitted Liens" shall not include any Lien securing Indebtedness.

         "Person" means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

         "Plan" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrower or any member of the Controlled Group may have any liability.

         "Pricing Schedule" means the Schedule attached hereto identified as such.

         "Projections" is defined in Section 4.1(a)(xvi).

         "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

         "Pro Rata Share" means, with respect to a Lender, a portion equal to a fraction the numerator of which is such Lender's Commitment and the denominator of which is the Aggregate Commitment.

         "Purchasers" has the meaning specified in Section 12.3.1.

         "Qualified Stock" means, with respect to any Person, any common stock of such Person or a Subsidiary of such Person.

         "Rate Hedging Agreement" means an agreement, device or arrangement entered into with any Lender or any Affiliate of a Lender providing for payments which are related to fluctuations of interest rates, exchange rates or forward rates, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants.

         "Rate Hedging Obligation" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Rate Hedging Agreements, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Hedging Agreement.

         "Receivables" means and includes, as to any Person, all of such Person's then owned or existing and future acquired or arising (i) Accounts,
(ii) rights to payment evidenced by chattel paper, documents or an instrument,
(iii) rights or claims to receive money that are General Intangibles, (iv) rights or claims to the payment of money or other forms of consideration of any kind including, but not limited to, letters of credit and the right to receive payment thereunder, and all other debts, obligations and liabilities in whatever form from any Person and guaranties, security and Liens securing payment thereof, and (v) cash and non-cash proceeds of any of the foregoing.

          "Refunded Swing Line Loans" has the meaning specified in Section 2.1.2(a).

         "Regulations U, T and X" means the corresponding regulation of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors, and all official rulings and interpretations thereunder or thereof.

         "Reimbursement Obligations" means, at any time, the aggregate of all obligations of the Borrower then outstanding under Section 2.19 to reimburse an Issuer for amounts paid by such Issuer in respect of any one or more drawings under Facility LCs.

         "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

         "Reports" has the meaning specified in Section 9.6.

         "Required Lenders" means Lenders in the aggregate having more than 60% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding more than 60% of the aggregate Outstanding Credit Exposure.

         "Revolving Credit Commitment" means, for each Lender, the obligation of such Lender to make Revolving Credit Loans, other than Swing Line Loans, to Borrower in an amount not exceeding the amount set forth opposite its signature below or as set forth in any assignment executed pursuant to Section 12.3.1, as modified from time to time pursuant to the terms hereof.

         "Revolving Credit Loan" means a loan made under Section 2.1 or Section 2.2, but shall not include a participation in a Facility LC.

         "S&P" means Standard and Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

         "Sale and Leaseback Transaction" means any sale or other transfer of Property by any Person to a transferee together with the leasing back of such Property from such transferee by such Person as lessee.

         "Schedule" refers to a specific schedule to this Agreement, unless another document is specifically referenced.

         "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

         "Secured Obligations" means the Obligations.

         "Shaw EBITDA" means, for any period, EBITDA for the Borrower and its Subsidiaries. In calculating Shaw EBITDA, (i) for any Acquisition permitted hereunder by Borrower or a Subsidiary of any Person or assets during a Calculation Period for which EBITDA is calculated (A) the EBITDA of such Person or assets for the trailing twelve (12) months immediately preceding the Acquisition shall be included in the first such calculation with respect to such Person or assets and (B) in any subsequent calculation, to the extent such Person or asset's EBITDA is not consolidated with Borrower's under Agreement Accounting Principles for a full Calculation Period, the actual EBITDA of such Person or assets for the most recent period prior to the time it was acquired by Borrower or a Subsidiary shall be added to the EBITDA of Borrower to reach a total of a full Calculation Period's EBITDA for such Person or assets being a part of the calculation of Borrower's EBITDA; and (ii) Shaw EBITDA shall be reduced by EBITDA attributable to any assets sold during the applicable Calculation Period.

         "Single Employer Plan" means a Plan maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group.

         "Special Purpose Subsidiary" means any Subsidiary of the Borrower whose principal purpose is to incur Non-Recourse Indebtedness or to become an owner of interests in a Person created to conduct the business activities for which such Indebtedness was incurred, and substantially all the fixed assets of such Subsidiary or Person are those fixed assets being financed (or to be financed) in whole or in part by such Indebtedness.

         "Subordination Agreement" means the Intercompany Subordination Agreement among the Borrower, all Foreign Subsidiaries, all Domestic Subsidiaries and the Agent dated as of the Effective Date.

         "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower.

         "Substantial Portion" means, with respect to the Property of the Borrower and its Subsidiaries, Property which (i) represents more than 10% of the consolidated assets of the Borrower and its Subsidiaries as would be shown in the consolidated financial statements of the Borrower and its Subsidiaries as at the beginning of the twelve-month period ending with the month in which such determination is made, or (ii) is responsible for more than 10% of the consolidated net sales or of the consolidated net income of the Borrower and its Subsidiaries as reflected in the financial statements referred to in clause (i) above.

         "Sufficient Liquidity" means that at any time (i) during the period from the Effective Date until May 1, 2004, (A) the amount of Consolidated Total Net Cash at such time is equal to or greater than $100,000,000 and (B) the aggregate amount of the remaining unused portion of the lesser of (1) the Aggregate Revolving Credit Commitment or (2) the Borrowing Base at such time is equal to or greater than $50,000,000; and (ii) after May 1, 2004 (A) the amount of Consolidated Total Net Cash at such time is equal to or greater than $75,000,000 and (B) the aggregate amount of the remaining unused portion of the lesser of (1) the Aggregate Revolving Credit Commitment or (2) the Borrowing Base at such time is equal to or greater than $50,000,000.

         "Supermajority Lenders" means Lenders in the aggregate having more than 66 2/3% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding more than 66 2/3% of the aggregate Outstanding Credit Exposure.

         "Swing Line Commitment" means the Swing Line Lender's obligation to make Swing Line Loans pursuant to Section 2.1.2.

         "Swing Line Lender" means CLNY in its capacity as provider of the Swing Line Loans.

         "Swing Line Loan" or "Swing Line Loans" has the meaning specified in
Section 2.1.2.

         "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities with respect to the foregoing, but excluding Excluded Taxes.

         "Transferee" has the meaning specified in Section 12.4.

         "Type" means, with respect to any Advance, its nature as a Floating Rate Advance or a Eurodollar Advance.

         "Unfunded Liabilities" means the amount (if any) by which the present value of all vested and unvested accrued benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans using PBGC actuarial assumptions for single employer plan terminations.

         "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

         "Wholly-Owned Subsidiary" of a Person means (i) any Subsidiary all of the outstanding voting securities (excluding directors' qualifying shares) of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, limited liability company, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE II

                                   THE CREDITS

         2.1 Commitments.

         2.1.1 Loan Commitment.

                  (a) From and including the Effective Date and prior to the Facility Termination Date, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to (i) make Loans to the Borrower and (ii) participate in Facility LCs issued upon the request of the Borrower, provided that, after giving effect to the making of each such Loan and the issuance of each such Facility LC, (A) such Lender's Outstanding Credit Exposure shall not exceed its Commitment;
         (B) the total Facility LCs outstanding shall not exceed the Aggregate Facility LC Commitment; (C) the total Revolving Credit Loans outstanding shall not exceed the Aggregate Revolving Credit Commitment; and (D) the Aggregate Outstanding Credit Exposure shall not exceed the lesser of (1) the Aggregate Commitment and (2) the Borrowing Base. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow at any time prior to the Business Day prior to the Facility Termination Date. All Commitments shall expire on the Facility Termination Date. An Issuer will issue Facility LCs hereunder on the terms and conditions set forth in Section 2.19.

                  (b) At any time on or before the first anniversary of the Effective Date, the Borrower may, at its option and subject to the conditions described in this Section, without the consent of the Lenders but subject to the consent of the Agent, increase the Aggregate Commitment by adding to this Agreement one or more commercial banks or other financial institutions (who shall, upon completion of the requirements stated in this Section 2.1.1(b), constitute Lenders hereunder), or by allowing one or more Lenders to increase their Commitments hereunder, so that such added and increased Commitments shall equal the increase in Aggregate Commitments effectuated pursuant to this Section 2.1.1(b); provided that (i) without the consent of all the Lenders, no increase in Aggregate Commitments pursuant to this
         Section 2.1.1(b) shall result in the Aggregate Commitments exceeding $300,000,000 less the aggregate amount of reductions made pursuant to Section 2.5(b), (ii) no more than three increases to the Aggregate Commitment shall be permitted, and (iii) no Lenders' Commitment amount shall be increased without the consent of such Lender. Borrower may exercise its option to so increase the Aggregate Commitment only if the following conditions are satisfied:

                          (i) no Default or Unmatured Default exists hereunder,
                  and the Borrower shall have delivered a certificate to Agent from an officer of Borrower stating that no Default or Unmatured Default exists;

                          (ii) the representations and warranties of the
                  Borrower contained in Article V shall be true and correct except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on such earlier date;

                          (iii) the Guarantors shall have consented to such
                  increase in writing; and

                          (iv) the Borrower shall execute new Notes evidencing
                  the increased Commitments of the Lenders, at the Lenders' request.

         The Borrower shall give the Agent ten Business Days' notice of the Borrower's intention to increase the Aggregate Commitment pursuant to this Section 2.1.1(b). Such notice shall specify each new commercial bank or other financial institution, if any, the changes in amounts of Commitments that will result, and such other information as is reasonably requested by the Agent. Each new commercial bank or other financial institution, and each Lender agreeing to increase its Commitment, shall execute and deliver to the Agent a document in form and substance satisfactory to the Agent pursuant to which it becomes a party hereto or increases its Commitment, as the case may be, which document, in the case of a new commercial bank or other financial institution, shall (among other matters) specify the Lending Installation of such new commercial bank or other financial institution. Upon execution and delivery of such documents, such new commercial bank or other financial institution shall constitute a "Lender" hereunder with a Revolving Credit Commitment and Facility LC Commitment as specified therein, or such Lender's Revolving Credit Commitment and Facility LC Commitment shall increase as specified therein, as the case may be. Notwithstanding the foregoing, after giving effect to this Section, the terms and conditions hereof shall remain substantially the same as on the Effective Date. Further, none of the Lenders are obligated to increase their Commitments to comply with this Section, and no Lender's Commitment will be increased without written consent from such Lender.

                  (c) The parties hereto agree that any additional credit commitments received after the Effective Date from a new commercial bank or financial institution in connection with an increase of the Aggregate Commitment pursuant to Section 2.1.1(b) shall be applied as follows: (i) 50% of such commitments shall be applied to increase the then exiting Aggregate Commitments pursuant to the provisions contained in Section 2.1.1(b), and (ii) 50% of such commitments shall be applied to reduce ratably any of the then existing Commitments of the Lenders which are greater than or equal to $40,000,000 until such Commitments have been reduced to $35,000,000 and thereafter, to reduce ratably all of the then existing Commitments of the Lenders.

         2.1.2 Swing Line Commitment.

                  (a) Subject to the terms and conditions hereof, the Swing Line Lender agrees at any time and from time to time on and after the Effective Date and prior to the Facility Termination Date, to make Swing Line loans (each a "Swing Line Loan" and collectively, the "Swing Line Loans") to the Borrower in an aggregate principal amount at any one time outstanding not to exceed $25,000,000, which Swing Line Loans
         (i) shall be made and maintained pursuant to one or more Advances comprised of Floating Rate Advances and which shall not be entitled to be converted into Eurodollar Advances, (ii) shall be made in the minimum amount of $1,000,000 (or if less, in the aggregate amount of the remaining unused portion of the Aggregate Revolving Credit Commitment), and (iii) may be repaid and, so long as no Default or Unmatured Default exists hereunder, reborrowed, at the option of the Borrower, in accordance with the provisions hereof. Swing Line Loans shall constitute "Loans" for all purposes hereunder, except they shall be held by the Swing Line Lender (subject to Section 2.1.2(b) below) and, only for purposes of calculating the commitment fee under Section 2.5, shall not be considered a utilization of the Commitment of any Lender hereunder. Notwithstanding the foregoing, the Aggregate Outstanding Credit Exposure shall not exceed the lesser of (A) the Aggregate Commitment and (B) the Borrowing Base.

                  (b) If any Swing Line Loan is not repaid when due, the Swing Line Lender shall give notice to the Agent to request each Lender, including the Swing Line Lender, to make a Loan as a Floating Rate Advance in an amount equal to the product of such Lender's Pro Rata Share times the outstanding principal balance of such Swing Line Loan (the "Refunded Swing Line Loan") outstanding on the date such notice is given; provided that the provision of this subsection shall not affect the obligation of the Borrower to prepay Swing Line Loans in accordance with Section 2.2. Each Lender shall make the proceeds of such Loan available to the Agent for the account of the Swing Line Lender on the next Business Day following such request, in immediately available funds. The proceeds of such Loans shall be immediately applied to repay the Refunded Swing Line Loan.

                  (c) At any time before or after a Default or Unmatured Default, if the Commitments shall have expired or be terminated while any Swing Line Loan is outstanding, each Lender, at the sole option of the Swing Line Lender, shall either (A) notwithstanding the expiration or termination of the Commitments, make a

         Loan as a Floating Rate Advance, which such Loan shall be deemed a "Loan" for all purposes of this Agreement and the other Loan Documents, or (B) be deemed, without further action by any Person, to have purchased from the Swing Line Lender a participation in such Swing Line Loan, in either case in an amount equal to the product of such Lender's Pro Rata Share times the outstanding principal balance of such Swing Line Loan. The Agent shall notify each such Lender of the amount of such Loan or participation, and such Lender will transfer to the Agent for the account of the Swing Line Lender on the next Business Day following such notice, in immediately available funds, the amount of such Loan or participation.

                  (d) If any such Lender shall not have so made its Loan or its percentage participation available to the Agent pursuant to this
         Section 2.1.2, such Lender agrees to pay interest thereon for each day from such date until the date such amount is paid at the lesser of (i) the Federal Funds Effective Rate for such day for the first three days and thereafter the interest rate applicable to the Loan, and (ii) the Highest Lawful Rate. Whenever, at any time after the Agent has received from any Lender such Lender's Loan or participating interest in a Swing Line Loan, the Agent receives any payment on account thereof, the Agent will pay to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's Loan or participating interest was outstanding and funded), which payment shall be subject to repayment by such Lender if such payment received by the Agent is required to be returned. Each Revolving Credit Lender's obligation to make the Loans or purchase such participating interests pursuant to this Section 2.1.2 shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (A) any set-off, counterclaim, recoupment, defense or other right which such Lender or any other Person may have against the Swing Line Lender, the Agent or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default or an Unmatured Default or the termination of the Commitments; (C) the occurrence of any Material Adverse Effect;
         (D) any breach of this Agreement by the Borrower or any other Lender; or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. Each Swing Line Loan, once so participated by any Lender, shall cease to be a Swing Line Loan with respect to that amount for purposes of this Agreement, but shall continue to be a Loan.

         2.2 Required Payments, Termination. The Borrower shall make the following mandatory payments:

                  (a) The Aggregate Outstanding Credit Exposure and all other unpaid Obligations shall be paid in full by the Borrower on the Facility Termination Date;

                  (b) Each Swing Line Loan shall be paid in full on the fifth Business Day from the date such Swing Line Loan was made by the Swing Line Lender;

                  (c) Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, the Aggregate Outstanding Credit Exposure shall not exceed the lesser of (i) the Aggregate Commitment and (ii) the Borrowing Base. The Lenders shall never be required to make any Advance or issue or participate in any Facility LC, and the Swing Line Lender shall never be required to make any Swing Line Loan, that would cause the Aggregate Outstanding Credit Exposure to exceed the lesser of (A) the Aggregate Commitment and (B) the Borrowing Base, and no Lender shall be required to make any Advance or issue or participate in any Facility LC that would cause such Lender's Outstanding Credit Exposure to exceed its individual, total Commitment. If the Aggregate Outstanding Credit Exposure exceeds the lesser of (1) the Aggregate Commitment and (2) the Borrowing Base, the Borrower shall, within three Business Days after the earlier of (x) receiving written notice thereof from the Agent or (y) actual knowledge of such deficiency by an officer of the Borrower, repay the principal of the Revolving Credit Loans in an amount equal to such excess. If after giving effect to any such principal repayment there shall be in existence a Collateral Shortfall Amount, Borrower shall immediately pay to the Agent such Collateral Shortfall Amount in immediately available funds, which funds shall be held in the Facility LC Collateral Account.

                  (d) The Borrower shall prepay the Swing Line Loans, or if the Swing Line Loans have been repaid in full, prepay the Revolving Credit Loans, by an amount equal to:

                          (i) 100% of the Debt Incurrence Proceeds that the
                  Borrower or any of its Subsidiaries receives from each Debt Incurrence after the Effective Date upon receipt of such Debt Incurrence Proceeds;

                          (ii) 100% of the Equity Issuance Proceeds that the
                  Borrower or any of its Subsidiaries receives from each Equity Issuance after the Closing Date if such Equity Issuance Proceeds are not utilized for Acquisitions or other general business purposes within 90 days after the date of each such Equity Issuance; or

                          (iii) the total amount of any insurance proceeds or
                  condemnation award received by the Borrower or any of its Subsidiaries in excess of $5,000,000 by reason of theft, loss, physical destruction or damage, condemnation or any other similar event with respect to any property or assets of the Borrower or any of its Subsidiaries if such insurance proceeds are not applied or contractually committed to rebuild, restore or replace the damaged or destroyed property within 90 days of the receipt thereof.

         2.3 Ratable Loans. Each Advance hereunder, other than Advance of Swing Line Loans, shall consist of Loans made from the several Lenders ratably according to their Pro Rata Shares.

         2.4 Types of Advances. The Advances (other than Advances made in respect of a Swing Line Loan which must be Floating Rate Advances) may be Floating Rate Advances or Eurodollar Advances, or a combination thereof, selected by the Borrower in accordance with Section 2.8 and Section 2.9.

         2.5 Commitment Fee, Reductions in Aggregate Commitment.

                  (a) The Borrower agrees to pay to the Agent for the account of each Lender according to its Pro Rata Share a commitment fee at a per annum rate equal to the Applicable Fee Rate on the average daily unused portion of Aggregate Commitment from the date hereof to and including the Facility Termination Date, payable quarterly in arrears on each Payment Date hereafter and on the Facility Termination Date.

                  (b) The Borrower may permanently reduce the Aggregate Commitment in whole, or in part by reducing each of the Aggregate Revolving Credit Commitment and the Aggregate Facility LC Commitment ratably among the Lenders in integral multiples of $5,000,000, upon at least three Business Day's written notice to the Agent, which notice shall specify the amount of any such reduction, provided, however, that
         (i) the amount of the Aggregate Commitment may not be reduced below the Aggregate Outstanding Credit Exposure; (ii) the amount of the Aggregate Revolving Credit Commitment shall not be reduced below the amount of outstanding Revolving Credit Loans, and, (iii) the Aggregate Facility LC Commitment shall not be reduced below the amount of the LC Obligations. All accrued commitment fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Credit Extensions hereunder.

         2.6 Minimum Amount of Each Advance. Each Eurodollar Advance shall be in the minimum amount of $2,500,000 (and in multiples of $500,000 if in excess thereof), and each Floating Rate Advance other than those constituting Swing Line Loans, shall be in the minimum amount of $2,500,000 (and in multiples of $500,000 if in excess thereof), provided, however, that any Floating Rate Advance may be in the amount of the remaining unused portion of the Aggregate Revolving Credit Commitment.

         2.7 Optional Principal Payments. The Borrower may from time to time pay or prepay, without penalty or premium, all outstanding Floating Rate Advances, or, in a minimum aggregate amount of $2,500,000 or any integral multiple of $500,000 in excess thereof, any portion of the outstanding Floating Rate Advances after giving notice to the Agent of such prepayment no later than 1:00 p.m. New York time one Business Day prior to such prepayment. The Borrower may from time to time pay or prepay, subject to the payment of any funding indemnification amounts required by Section 3.4 but without penalty or premium, all outstanding Eurodollar Advances, or, in a minimum aggregate amount of $2,500,000 or any integral multiple of $500,000 in excess thereof, any portion of the outstanding Eurodollar Advances after giving notice to the Agent of such prepayment no later than 1:00 p.m. New York time three Business Days prior to such prepayment.

         2.8 Method of Selecting Types and Interest Periods for New Advances.

                  2.8.1 Loans. The Borrower shall select the Type of Advance and, in the case of each Eurodollar Advance, the Interest Period applicable thereto from time to time. The Borrower shall give the Agent irrevocable notice (a "Borrowing Notice") not later than 10:00 a.m. New York time on the Borrowing Date of each Floating Rate Advance and three Business Days before the Borrowing Date for each Eurodollar Advance, specifying:

                          (a) the Borrowing Date, which shall be a Business Day,
                  of such Advance,

                          (b) the aggregate amount of such Advance,

                          (c) the Type of Advance selected, and

                          (d) in the case of each Eurodollar Advance, the
                  Interest Period applicable thereto.

         The Agent shall promptly notify each Lender of the receipt of a Borrowing Notice. Not later than 12:00 p.m. New York time on each Borrowing Date, each Lender shall make available its Loan or Loans in funds immediately available in New York, New York to the Agent at its address specified pursuant to Article XIII. The Agent will make the funds so received from the Lenders available to the Borrower at the Agent's aforesaid address. The Borrower shall be entitled to have a maximum of five separate Eurodollar Advances hereunder for all Loans outstanding at any one time.

                  2.8.2 Swing Line Loans. Whenever the Borrower requires an Advance under the Swing Line Loans, it shall give written notice thereof (or telephonic notice promptly confirmed in writing) to the Swing Line Lender not later than 10:00 a.m. New York, New York time on the date of such Advance. Each notice shall be irrevocable and shall specify the aggregate principal amount of such Advance and the Borrowing Date of such Advance (which shall be a Business Day). No later than 12:00 p.m. New York, New York time on the requested date, the Swing Line Lender shall make available to the Borrower in immediately available funds the amount of such Advance at the Borrower's general deposit account maintained with the Swing Line Lender, or as otherwise directed by the Borrower.

         2.9 Conversion and Continuation of Outstanding Advances. Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Eurodollar Advances pursuant to this Section
2.9 or are repaid in accordance with Section 2.2 or Section 2.7. Each Eurodollar Advance shall continue as a Eurodollar Advance until the end of the then applicable Interest Period therefor, at which time such Eurodollar Advance shall be automatically converted into a Floating Rate Advance unless (a) such Eurodollar Advance is or was repaid in accordance with Section 2.7 or (b) the Borrower shall have given the Agent a Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period, such Eurodollar Advance continue as a Eurodollar Advance for the same or another Interest Period. Subject to the terms of Section 2.6, the Borrower may elect from time to time to convert all or any part of a Floating Rate Advance into a Eurodollar

Advance. The Borrower shall give the Agent irrevocable notice (a
"Conversion/Continuation Notice") of each conversion of a Floating Rate Advance into a Eurodollar Advance or continuation of a Eurodollar Advance not later than 11:00 a.m. New York time at least three Business Days prior to the date of the requested conversion or continuation, specifying:

                  (i) the requested date, which shall be a Business Day, of such conversion or continuation,

                  (ii) the aggregate amount and Type of the Advance which is to be converted or continued, and

                  (iii) the amount of such Advance which is to be converted into or continued as a Eurodollar Advance and the duration of the Interest Period applicable thereto.

Advances under the Swing Line Loan shall at all times remain Floating Rate Advances, and may not be converted into Eurodollar Advances.

         2.10 Change in Interest Rate, etc. Each Floating Rate Advance shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is automatically converted from a Eurodollar Advance into a Floating Rate Advance pursuant to Section 2.9, to but excluding the date it is paid or is converted into a Eurodollar Advance (and on which date, if a conversion has occurred, the Eurodollar Rate is charged), at a rate per annum equal to the Floating Rate for such day. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate or Applicable Margin, as applicable. Each Eurodollar Advance shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to the last day of such Interest Period at the interest rate determined by the Agent as applicable to such Eurodollar Advance based upon the Borrower's selections under Section 2.8 and Section 2.9 and otherwise in accordance with the terms hereof. Changes in the rate of interest on that portion of any Advance maintained as a Eurodollar Advance will take effect simultaneously with each change in the Applicable Margin regardless of whether such date falls during an existing Interest Period. No Interest Period may end after the Facility Termination Date.

         2.11 Rates Applicable After Default. Notwithstanding anything to the contrary contained in Section 2.8 or Section 2.9, during the continuance of a Default or Unmatured Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that no Advance may be made as, converted into or continued as a Eurodollar Advance. During the continuance of a Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that (i) each Eurodollar Advance shall bear interest for the remainder of the applicable Interest Period at the lesser of (x) the Eurodollar Rate calculated by adding the Applicable Margin for Level V (as set forth on the Pricing Schedule) plus 2% per annum and (y) the Highest

Lawful Rate, (ii) each Floating Rate Advance shall bear interest at a rate per annum equal to the lesser of (x) the Floating Rate calculated by adding the Applicable Margin for Level V plus 2% per annum and (y) the Highest Lawful Rate and (iii) the LC Fee shall be calculated by using the Applicable Margin for Level V increased by 2% per annum, provided that, during the continuance of a Default under Section 7.6 or Section 7.7, the interest rates set forth in clauses (i) and (ii) above and the increase in the LC Fee set forth in clause
(iii) above shall be applicable to all Credit Extensions without any election or action on the part of the Agent or any Lender.

2.12 Method of Payment. All payments of the Obligations hereunder shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Agent at the following address: Credit Lyonnais New York Branch, 1301 Avenue of the Americas, New York, New York 10019 (or by wire transfer to the Agent in accordance with Agent's written instructions), or at any other Lending Installation of the Agent specified in writing by the Agent to the Borrower, by noon (local time) on the date when due and shall (except in the case of Reimbursement Obligations for which an Issuer has not been fully indemnified by the Lenders, or as otherwise specifically required hereunder) be applied ratably by the Agent among the Lenders. Each payment delivered to the Agent for the account of any Lender shall be delivered promptly by the Agent to such Lender in the same type of funds that the Agent received at its address specified pursuant to Article XIII or at any Lending Installation specified in a notice received by the Agent from such Lender. The Agent is hereby authorized to charge the account of the Borrower maintained with CLNY for each payment of principal, interest, Reimbursement Obligations and fees as it becomes due hereunder. Each reference to the Agent in this Section 2.12 shall also be deemed to refer, and shall apply equally, to an Issuer, in the case of payments required to be made by the Borrower to an Issuer pursuant to Section 2.19.6.

         2.13 Noteless Agreement, Evidence of Indebtedness.

                  (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                  (b) The Agent shall also maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period with respect thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, (iii) the original stated amount of each Facility LC and the amount of LC Obligations outstanding at any time, and (iv) the amount of any sum received by the Agent hereunder from the Borrower and each Lender's share thereof.

                  (c) The entries maintained in the accounts maintained pursuant to Section 2.13(a) and Section 2.13(b) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded, provided, however, that the failure of the Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Obligations in accordance with their terms.

                  (d) Any Lender may request that its Loans be evidenced by a promissory note (a "Note"). In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to the order of such Lender in the form of Exhibit 2.13(d) attached hereto. Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after any assignment pursuant to Section 12.3) be represented by one or more Notes payable to the order of the payee named therein or any assignee pursuant to Section 12.3, except to the extent that any such Lender or assignee subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in Section 2.13(a) and Section 2.13(b) above.

         2.14 Telephonic Notices. The Borrower hereby authorizes the Lenders and the Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Agent or any Lender in good faith believes to be acting on behalf of the Borrower, it being understood that the foregoing authorization is specifically intended to allow Borrowing Notices and Conversion/Continuation Notices to be given telephonically. The Borrower agrees to deliver promptly to the Agent a written confirmation, if such confirmation is requested by the Agent or any Lender, of each telephonic notice signed by an Authorized Officer of the Borrower. If the written confirmation differs in any material respect from the action taken by the Agent and the Lenders, the records of the Agent and the Lenders shall govern absent manifest error.

         2.15 Interest Payment Dates, Interest and Fee Basis. Interest accrued on each Floating Rate Advance shall be payable on each Payment Date, commencing with the first such date to occur after the Effective Date, on any date on which the Floating Rate Advance is prepaid, whether due to acceleration or otherwise, and at maturity. Interest accrued on that portion of the outstanding principal amount of any Floating Rate Advance converted into a Eurodollar Advance on a day other than a Payment Date shall be payable on the date of conversion. Interest accrued on each Eurodollar Advance shall be payable in arrears on the last day of its applicable Interest Period, on any date on which the Eurodollar Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurodollar Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period, and upon any prepayment. Interest on Floating Rate Advances shall be calculated for actual days elapsed on the basis of a 365/366-day year. Interest on Eurodollar Advances, commitment fees and LC Fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment. Notwithstanding the foregoing, the Borrower will pay to the Agent, for the account of each Lender, interest at the applicable rate in accordance with Section 2.11.

         2.16 Notification of Advances, Interest Rates, Prepayments and Commitment Reductions. Promptly after receipt thereof, the Agent will notify each Lender of the contents of each Aggregate Commitment reduction notice, Commitment increase notice, Borrowing Notice,

Conversion/Continuation Notice, and repayment notice received by it hereunder. Promptly after notice from an Issuer, the Agent will notify each Lender of the contents of each request for issuance of a Facility LC hereunder. The Agent will notify each Lender of the interest rate applicable to each Eurodollar Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

         2.17 Lending Installations. Each Lender may book its Loans and its participation in any LC Obligations and an Issuer may book the Facility LCs at any Lending Installation selected by such Lender or such Issuer, as the case may be, and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Loans, Facility LCs, participations in LC Obligations and any Notes issued hereunder shall be deemed held by each Lender or each Issuer, as the case may be, for the benefit of any such Lending Installation. Each Lender and each Issuer may, by written notice to the Agent and the Borrower in accordance with Article XIII, designate replacement or additional Lending Installations through which Loans will be made by it or Facility LCs will be issued by it and for whose account Loan payments or payments with respect to Facility LCs are to be made.

         2.18 Non-Receipt of Funds by the Agent. Unless the Borrower or a Lender, as the case may be, notifies the Agent prior to the date on which it is scheduled to make payment to the Agent of (a) in the case of a Lender, the proceeds of a Loan or (b) in the case of the Borrower, a payment of principal, interest or fees to the Agent for the account of the Lenders, that it does not intend to make such payment, the Agent may assume that such payment has been made. The Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Agent, the recipient of such payment shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (x) in the case of payment by a Lender, the Federal Funds Effective Rate for such day for the first three days and, thereafter, the interest rate applicable to the relevant Loan or (y) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.

         2.19 Facility LCs.

                  2.19.1 Issuance. The parties hereto acknowledge that on and after the Effective Date the Existing Facility LCs shall be Facility LCs issued by an Issuer pursuant to this Agreement. Facility LCs issued hereunder may be issued in any Agreed Currency. Each Issuer hereby agrees, on the terms and conditions set forth in this Agreement, to issue Financial Letters of Credit and Performance Letters of Credit (each, a "Facility LC") and to renew, extend, increase, decrease or otherwise modify each Facility LC ("Modify," and each such action a "Modification"), from time to time from and including the Effective Date and prior to fifteenth Business Day prior to the Facility Termination Date upon the request of the Borrower; provided that immediately after each such Facility LC is issued or Modified, (i) the aggregate Dollar Amount of the outstanding LC Obligations shall not exceed the Aggregate Facility LC Commitment and (ii) the Aggregate Outstanding Credit Exposure shall not exceed the lesser of (A) the Aggregate Commitment and (B) the Borrowing Base. No Facility LC issued on or after the

         Effective Date shall have an expiry date later than the earlier of (x) the fifth Business Day prior to the Facility Termination Date and (y) one year after its issuance; provided that any Facility LC may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the fifth Business Day prior to the Facility Termination Date).

                  2.19.2 Participations. Immediately upon the issuance or Modification by an Issuer of a Facility LC in accordance with this
         Section 2.19, such Issuer shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from such Issuer, an undivided interest and participation in such Facility LC (and each Modification thereof and the related LC Obligations in proportion to its Pro Rata Share), the Obligations of the Borrower in respect thereof, and the liability of such Issuer thereunder, in an amount equal to the full amount of such Facility LC multiplied by such Lender's Commitment percentage under the Facilities.

                  2.19.3 Notice. Subject to Section 2.19.1, the Borrower shall give the applicable Issuer and the Agent, notice prior to 10:00 a.m. New York, New York time at least five Business Days prior to the proposed date of issuance or Modification of each Facility LC, specifying the beneficiary, the proposed date of issuance (or Modification) and the expiry date of such Facility LC, and describing the proposed terms of such Facility LC and the nature of the transactions proposed to be supported thereby. Upon receipt of such notice, such Issuer shall promptly notify the Agent, and the Agent shall promptly notify each Lender, of the contents thereof and of the amount of such Lender's participation in such proposed Facility LC. The issuance or Modification by such Issuer of any Facility LC shall, in addition to the conditions precedent set forth in Article IV (the satisfaction of which such Issuer shall have no duty to ascertain), be subject to the conditions precedent that such Facility LC shall be satisfactory to such Issuer and that the Borrower shall have executed and delivered such application agreement and/or such other instruments and agreements relating to such Facility LC as such Issuer shall have reasonably requested (each, a "Facility LC Application"). In the event of any conflict between the terms of this Agreement and the terms of any Facility LC Application, the terms of this Agreement shall control.

                  2.19.4 LC Fees. The Borrower shall pay to the Agent, for the account of the Lenders ratably in accordance with their respective Pro Rata Shares, a fee on each Facility LC at a per annum rate equal to the Applicable LC Fee Rate in the Pricing Schedule attached hereto multiplied times the outstanding amount of such Facility LC available for drawing, such fee to be payable in quarterly arrears to the Agent for the ratable benefit of the Lenders (including each Issuer), plus (without duplication of the fees provided for in connection with the Fronting Fee (as defined below)), documentation and processing charges and other standard costs of issuance (such fee an "LC Fee"). The Borrower shall also pay to each Issuer for its own account (a) at the time of issuance of each Facility LC, a fronting fee (the "Fronting Fee") equal to .125% per annum multiplied times the face amount of such Facility LC, and (b) documentary and processing charges in connection with the issuance or Modification of and draws under

         Facility LCs in accordance with such Issuer's standard schedule for such charges as in effect from time to time with respect to the issuance, amendment, cancellation, negotiation or transfer of each Letter of Credit and each drawing made thereunder. For purposes of calculating the LC Fee and Fronting Fees hereunder, the face amount of each Facility LC made in an Agreed Currency other than Dollars shall be at any time the Dollar Amount of such Facility LC as determined on the most recent Computation Date with respect to such Facility LC.

                  2.19.5 Administration, Reimbursement by Lenders. Upon receipt from the beneficiary of any Facility LC of any demand for payment under such Facility LC, the applicable Issuer shall notify the Agent and the Agent shall promptly notify the Borrower and each other Lender as to the amount to be paid by such Issuer as a result of such demand and the proposed payment date (the "LC Payment Date"). The responsibility of each Issuer to the Borrower and each Lender shall be only to determine that the documents (including each demand for payment) delivered under each Facility LC issued by such Issuer in connection with such presentment shall be in conformity in all material respects with such Facility LC. Each Issuer shall endeavor to exercise the same care in the issuance and administration of the Facility LCs issued by it as it does with respect to letters of credit in which no participations are granted, it being understood that in the absence of any gross negligence or willful misconduct by such Issuer, each Lender shall be unconditionally and irrevocably liable without regard to the occurrence of any Default or any condition precedent whatsoever, to reimburse such Issuer on demand for (a) such Lender's Pro Rata Share of the Dollar Amount of each payment made by such Issuer under each Facility LC to the extent such amount is not reimbursed by the Borrower pursuant to
         Section 2.19.6 below, plus (b) interest on the foregoing amount to be reimbursed by such Lender, for each day from the date of such Issuer's demand for such reimbursement (or, if such demand is made after 10:00 a.m. New York, New York time on such date, from the next succeeding Business Day) to the date on which such Lender pays the amount to be reimbursed by it, at a rate of interest per annum equal to the Federal Funds Effective Rate for the first three days and, thereafter, at a rate of interest equal to the rate applicable to Floating Rate Advances.

                  2.19.6 Reimbursement by Borrower. The Borrower shall be irrevocably and unconditionally obligated to reimburse each Issuer on or before the applicable LC Payment Date for any amounts to be paid by such Issuer upon any drawing under any Facility LC, without presentment, demand, protest or other formalities of any kind, in the currency in which such Facility LC was issued; provided that neither the Borrower nor any Lender shall hereby be precluded from asserting any claim for direct (but not consequential) damages suffered by the Borrower or such Lender to the extent, but only to the extent, caused by (a) the willful misconduct or gross negligence of such Issuer in determining whether a request presented under any Facility LC issued by it complied with the terms of such Facility LC or (b) such Issuer's failure to pay under any Facility LC issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. All Reimbursement Obligations shall bear interest, payable on demand, for each day until paid at a rate per annum equal to (i) the rate applicable to Floating Rate Advances for such day if such day falls on or before the applicable LC Payment Date and (ii) the sum of 2% plus the rate applicable to Floating

         Rate Advances for such day if such day falls after such LC Payment Date. All payments to be made by the Borrower hereunder in any currency other than Dollars shall be made in such currency on the date due in such funds as may then be customary for the settlement of international transactions in such currency for the account of such Issuer, at its Lending Installation for such currency. Each Issuer will pay to each Lender ratably in accordance with its Pro Rata Share the Dollar Amount of all amounts received by it from the Borrower for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Facility LC issued by such Issuer, but only to the extent such Lender has made payment to such Issuer in respect of such Facility LC pursuant to Section 2.19.5. Subject to the terms and conditions of this Agreement (including without limitation the submission of a Borrowing Notice in compliance with Section 2.8 and the satisfaction of the applicable conditions precedent set forth in
         Article IV), the Borrower may request an Advance hereunder for the purpose of satisfying any Reimbursement Obligation. Notwithstanding the foregoing provisions of this Section, if, after the issuance of any Facility LC in any currency other than Dollars, currency control or exchange regulations are imposed in the country which issues such currency with the result that the type of currency in which the Facility LC was issued (the "Original Currency") no longer exists or the Borrower is not able to make payment to such Issuer in such Original Currency, then all payments to be made by the Borrower hereunder in such currency shall instead be made when due in Dollars in an amount equal to the Dollar Amount (as of the date of repayment) of such payment due, it being the intention of the parties hereto that the Borrower take all risks of the imposition of any such currency control or exchange regulations.

                  2.19.7 Obligations Absolute. The Borrower's obligations under this Section 2.19 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against any Issuer, any Lender or any beneficiary of a Facility LC. The Borrower further agrees with each Issuer and each Lender that the Issuers and the Lenders shall not be responsible for, and the Borrower's Reimbursement Obligation in respect of any Facility LC shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, any of its Affiliates, the beneficiary of any Facility LC or any financing institution or other party to whom any Facility LC may be transferred or any claims or defenses whatsoever of the Borrower or of any of its Affiliates against the beneficiary of any Facility LC or any such transferee. No Issuer shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Facility LC. The Borrower agrees that any action taken or omitted by any Issuer or any Lender under or in connection with each Facility LC and the related drafts and documents, if done without gross negligence or willful misconduct, shall be binding upon the Borrower and shall not put any Issuer or any Lender under any liability to the Borrower. Nothing in this Section 2.19.7 is intended to limit the right of the Borrower to make a claim against any Issuer for damages as contemplated by the proviso to the first sentence of Section 2.19.6.

                                      -36

                  2.19.8 Actions of Issuer. Each Issuer shall be entitled to rely, and shall be fully protected in relying, upon any Facility LC, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by such Issuer. Each Issuer shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Notwithstanding any other provision of this Section 2.19, each Issuer shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and any future holders of a participation in any Facility LC.

                  2.19.9 Indemnification. The Borrower hereby agrees to indemnify and hold harmless each Lender, each Issuer and the Agent, and their respective directors, officers, agents and employees from and against any and all claims and damages, losses, liabilities, costs or expenses which such Lender, such Issuer or the Agent may incur (or which may be claimed against such Lender, such Issuer or the Agent by any Person whatsoever) by reason of or in connection with the issuance, execution and delivery or transfer of or payment or failure to pay under any Facility LC or any actual or proposed use of any Facility LC, including, without limitation, any claims, damages, losses, liabilities, costs or expenses which such Issuer may incur by reason of or in connection with (a) the failure of any other Lender to fulfill or comply with its obligations to such Issuer hereunder (but nothing herein contained shall affect any rights the Borrower may have against any defaulting Lender) or (b) by reason of or on account of such Issuer issuing any Facility LC which specifies that the term "Beneficiary" included therein includes any successor by operation of law of the named Beneficiary, but which Facility LC does not require that any drawing by any such successor Beneficiary be accompanied by a copy of a legal document, satisfactory to such Issuer, evidencing the appointment of such successor Beneficiary, provided that the Borrower shall not be required to indemnify any Lender, any Issuer or the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of any Issuer or (ii) any Issuer's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. Nothing in this Section 2.19.9 is intended to limit the obligations of the Borrower under any other provision of this Agreement.

                  2.19.10 Lenders' Indemnification. Each Lender shall, ratably in accordance with its Pro Rata Share, indemnify each Issuer, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct or such Issuer's failure to pay under any Facility LC after the

                                      -37
         presentation to it of a request strictly complying with the terms and conditions of the Facility LC) that such indemnitees may suffer or incur in connection with this Section 2.19 or any action taken or omitted by such indemnitees hereunder.

                  2.19.11 Facility LC Collateral Account. The Borrower agrees that it will, upon the request of the Agent or the Required Lenders and until the final expiration date of any Facility LC and thereafter as long as any amount is payable to any Issuer or the Lenders in respect of any Facility LC, maintain a special interest bearing collateral account pursuant to arrangements satisfactory to the Agent (the "Facility LC Collateral Account") at the Agent's office at the address specified pursuant to Article III, in the name of the Borrower but under the sole dominion and control of the Agent, for the benefit of the Lenders and in which such Borrower shall have no interest other than as set forth in Section 8.1. The Borrower hereby pledges, assigns and grants to the Agent, on behalf of and for the ratable benefit of the Lenders and the Issuers, a security interest in all of the Borrower's right, title and interest in and to all funds which may from time to time be on deposit in the Facility LC Collateral Account to secure the prompt and complete payment and performance of the Obligations. Nothing in this Section 2.19.11 shall either obligate the Agent to require the Borrower to deposit any funds in the Facility LC Collateral Account or limit the right of the Agent to release any funds held in the Facility LC Collateral Account in each case other than as required by Section 8.1.

                  2.19.12 Rights as a Lender. In its capacity as a Lender, an Issuer shall have the same rights and obligations as any other Lender.

                  2.19.13 Agreed Currency Provisions. The Agent will determine the Dollar Amount of the LC Obligations as of (a) the date five Business Days prior to the proposed date of issuance or Modification and (b) on and as of the last Business Day of each fiscal quarter of the Borrower and on any other Business Day at the Agent's reasonable discretion or upon instruction by the Required Lenders. Each day upon or as of which the Agent determines Dollar Amounts as described in the preceding clauses (a) and (b) is herein described as a "Computation Date". If at any time the Dollar Amount of the sum of the aggregate principal amount of all outstanding LC Obligations (calculated, with respect to those LC Obligations denominated in Agreed Currencies other than Dollars, as of the most recent Computation Date) exceeds the lesser of (i) the Aggregate Facility LC Commitment or (ii) the Borrowing Base, the Borrower shall immediately make deposits to the Facility LC Collateral Account to the extent of the Collateral Shortfall Amount.

         2.20 Replacement of Lender. If the Borrower is required pursuant to
Section 3.1, Section 3.2 or Section 3.5 to make any additional payment to any Lender or if any Lender's obligation to make or continue, or to convert Floating Rate Advances into, Eurodollar Advances shall be suspended pursuant to Section
3.3 (any Lender so affected an "Affected Lender"), the Borrower may elect, if such amounts continue to be charged or such suspension is still effective, to replace such Affected Lender as a Lender party to this Agreement, provided that no Default or Unmatured Default shall have occurred and be continuing at the time of such replacement, and provided further that, concurrently with such replacement, (a) another bank or other entity which is reasonably satisfactory to the Borrower and the Agent shall agree, as of such date, to purchase for cash the Advances and other Obligations due to the Affected Lender pursuant to an assignment substantially in the form of Exhibit 12.3.1 and to become a Lender for all purposes under this Agreement and to assume all obligations of the Affected Lender which as to the Affected Lender shall be terminated as of such date and to comply with the requirements of Section 12.3 applicable to assignments, and (b) the Borrower shall pay to such Affected Lender in same day funds on the day of such replacement all interest, fees and other amounts then accrued but unpaid to such Affected Lender by the Borrower hereunder to and including the date of termination, including without limitation payments due to such Affected Lender under Section 3.1, Section 3.2 and Section 3.5.

                                  ARTICLE III

                             YIELD PROTECTION; TAXES

         3.1 Yield Protection.

                  (a) If any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any interpretation or administration thereof by any governmental or quasi-governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender or applicable Lending Installation with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

                          (i) subjects any Lender or any applicable Lending
                  Installation or any Issuer to any Taxes, or changes the basis of taxation of payments (other than with respect to Excluded Taxes) to any Lender or any Issuer in respect of its Eurodollar Loans, Facility LCs or participations therein, or

                          (ii) imposes or increases or deems applicable any
                  reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation or any Issuer (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Advances), or

                          (iii) imposes any other condition the result of which
                  is to increase the cost to any Lender or any applicable Lending Installation or any Issuer of making, funding or maintaining its Eurodollar Loans, or of issuing or participating in Facility LCs, or reduces any amount receivable by any Lender or any applicable Lending Installation or any Issuer in connection with its Eurodollar Loans, Facility LCs or participations therein, or requires any Lender or any applicable Lending Installation or any Issuer to make any payment calculated by reference to the amount of Eurodollar Loans, Facility LCs or participations therein held or interest or LC Fees received by it, by an amount deemed material by such Lender or any Issuer as the case may be, and the result of any of the foregoing is to increase the cost to such Lender or applicable Lending Installation or such Issuer, as the case may be, of making or maintaining its

         Eurodollar Loans, Commitment, or of issuing or participating in Facility LCs or to reduce the return received by such Lender or applicable Lending Installation or such Issuer, as the case may be, in connection with such Eurodollar Loans, Commitment, Facility LCs or participations therein, then, within 3 days of demand by such Lender or such Issuer, as the case may be, the Borrower shall pay such Lender or such Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuer, as the case may be, for such increased cost or reduction in amount received. A Lender claiming compensation under this section shall notify the Borrower in writing of such claim, and shall only be entitled to compensation under this
         Section 3.1 for increased costs occurring (A) from and after the date of such notice until the events giving rise to such claim have ceased to exist, and (B) during the one hundred twenty (120) day period preceding the date the Borrower receives notice from Agent or such Lender setting forth the described claim for compensation.

                  (b) Borrower may, if obligated to make a payment under this
         Section 3.1, require the Lender(s) collecting such payment to (i) to the extent reasonably possible, change its Lending Installation to a different location so as to minimize such payment obligation, so long as such designation would not, in the judgment of such Lender, result in an increase in costs to such Lender, or (ii) sell its interests herein to a Lender or other Person reasonably satisfactory to Agent in accordance with Section 12.3.

         3.2 Changes in Capital Adequacy Regulations.

                  (a) If a Lender or an Issuer determines the amount of capital required or expected to be maintained by such Lender or such Issuer, any Lending Installation of such Lender or such Issuer, or any corporation controlling such Lender or such Issuer is increased as a result of a Change, then, within 3 days of demand by such Lender or such Issuer, the Borrower shall pay such Lender or such Issuer the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender or such Issuer determines is attributable to this Agreement, its Outstanding Credit Exposure or its Commitment to make Loans and issue or participate in Facility LCs, as the case may be, hereunder (after taking into account such Lender's or such Issuer's policies as to capital adequacy). "Change" means (i) any change after the Effective Date of this Agreement in the Risk-Based Capital Guidelines or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the Effective Date which affects the amount of capital required or expected to be maintained by any Lender or any Issuer or any Lending Installation or any corporation controlling any Lender or any Issuer. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the Effective Date, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the Effective Date. A Lender claiming compensation under this section shall notify the Borrower in writing of such claim, and shall only be entitled to compensation under this Section 3.2 for increased costs as a result of a Change occurring (A) from and after the date of such notice until the events giving rise to such claim have ceased to exist, and
         (B) during the one hundred twenty (120) day period preceding the date the Borrower receives notice from Agent or such Lender setting forth the described claim for compensation resulting from such Change.

                  (b) Borrower may, if obligated to make a payment under this
         Section 3.2, require the Lender(s) collecting such payment to (i) to the extent reasonably possible, change its Lending Installation to a different location so as to minimize such payment obligation, so long as such designation is not, in the judgment of such Lender, disadvantageous to such Lender, or (ii) sell its interests herein to a Lender or other Person reasonably satisfactory to Agent in accordance with Section 12.3.

         3.3 Availability of Types of Advances. If any Lender determines that maintenance of its Eurodollar Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Required Lenders determine that (a) deposits of a type and maturity appropriate to match fund Eurodollar Advances are not available or (b) the interest rate applicable to Eurodollar Advances does not accurately reflect the cost of making or maintaining Eurodollar Advances, then the Agent shall suspend the availability of Eurodollar Advances and require any affected Eurodollar Advances to be repaid or converted to Floating Rate Advances, subject to the payment of any funding indemnification amounts required by Section 3.4.

         3.4 Funding Indemnification. If any payment of a Eurodollar Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Eurodollar Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain such Eurodollar Advance.

         3.5 Taxes.

                  (a) All payments by the Borrower to or for the account of any Lender, any Issuer or the Agent hereunder or under any Note or Facility LC Application shall be made free and clear of and without deduction for any and all Taxes. If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender, any Issuer or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.5) such Lender, any Issuer or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions,
         (iii) the Borrower shall pay the full amount deducted to the relevant authority in accordance with applicable law and (iv) the Borrower shall furnish to the Agent the original copy of a receipt evidencing payment thereof within 30 days after such payment is made.

                  (b) In addition, the Borrower hereby agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or Facility LC Application or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note or Facility LC Application ("Other Taxes").

                  (c) The Borrower hereby agrees to indemnify the Agent, each Issuer and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this Section 3.5) paid by the Agent, each Issuer or such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Payments due under this indemnification shall be made within 30 days of the date the Agent or such Lender makes demand therefor pursuant to Section 3.6.

                  (d) Each Lender that is not incorporated under the laws of the United States of America or a state thereof (each a "Non-U.S. Lender") agrees that it will, not less than ten Business Days after the date it becomes a Lender, (i) deliver to each of the Borrower and the Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI or replacement or successor forms as the case may be, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, and (ii) deliver to each of the Borrower and the Agent a United States Internal Revenue Form W-8 or W-9 when it becomes a Lender, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Each Non-U.S. Lender further undertakes to deliver to each of the Borrower and the Agent (A) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (B) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Borrower or the Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Borrower and the Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

                  (e) For any period during which a Non-U.S. Lender has failed to provide the Borrower with an appropriate form pursuant to Section 3.5(c) above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Section 3.5 with respect to Taxes imposed by the United States; provided that, should a Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under Section 3.5(c) above, the Borrower shall take such steps as such Non-U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such Taxes.

                  (f) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrower (with a copy to the Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

                  (g) If the U.S. Internal Revenue Service or any other governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Agent under this subsection, together with all costs and expenses related thereto (including attorneys fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent). The obligations of the Lenders under this Section 3.5(g) shall survive the payment of the Obligations and termination of this Agreement.

                  (h) In the event that Borrower reimburses any Lender or the Agent for any Taxes or pays any Taxes on any Lender's or the Agent's behalf pursuant to this Section 3.5 and such Lender or Agent thereafter receives any refund or credit of such Taxes, such Lender or Agent shall promptly pay Borrower the amount of any such refund or credit.

         3.6 Lender Statements; Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Loans to reduce any liability of the Borrower to such Lender under Section 3.1, Section 3.2 and Section 3.5 or to avoid the unavailability of Eurodollar Advances under Section 3.3, so long as such designation is not, in the judgment of such Lender, disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Agent) as to the amount due, if any, under Section 3.1, Section 3.2, Section 3.4 or Section 3.5. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be presumed correct in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Loan shall be calculated as though each Lender funded its Eurodollar Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of such written statement. The obligations of the Borrower under Section 3.1, Section 3.2, Section 3.4 and
Section 3.5 shall survive payment of the Obligations and termination of this Agreement.

         3.7 Effect of Yield Protection. The provisions of Section 3.1, Section 3.2, Section 3.3, Section 3.4, Section 3.5 and Section 3.6 shall be interpreted in the broadest possible terms to include any increased costs, payments or reduced income for any reason, including but specifically not by way of limitation, due to taxes, capital adequacy provisions, reserve requirements, withholding obligations, costs due to the payment of any sums on a date other than the regularly scheduled date or for any other reason. The Borrower does hereby indemnify and hold harmless the Agent and each Lender for all such costs and does hereby agree to pay same or cover the Agent's or any Lender's expenses or losses in regard to same. The Borrower shall pay such sums to the Agent or to any Lender as are necessary to mitigate all such items. This obligation is in addition to all other Obligations of the Borrower hereunder.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         4.1 Effectiveness. This Agreement shall not be effective until satisfaction of the following conditions precedent:

                  (a) Closing Documents. The Borrower shall have furnished the following to the Agent each in form and substance satisfactory to the Agent and with sufficient copies for the Lenders, where appropriate, executed by the relevant Person:

                          (i) Copies of the articles or certificate of
                  incorporation or organization, as applicable, of the Borrower and its Domestic Subsidiaries that are Material Subsidiaries, together with all amendments, certified by the appropriate governmental officer in such Person's jurisdiction of organization or at Borrower's option, by an appropriate officer of Borrower or the relevant Subsidiary.

                          (ii) Copies, certified by the Secretary or Assistant
                  Secretary of the Borrower and its Domestic Subsidiaries that are Material Subsidiaries, as applicable, of their respective by-laws, operating or other management agreement.

                          (iii) Copies, certified by the Secretary or Assistant
                  Secretary of the Borrower and its Domestic Subsidiaries that are Material Subsidiaries, as applicable, along with certificates of good standing and existence or authority to do business as a foreign entity, as applicable, of resolutions of their respective boards of directors or members and of any other body authorizing the execution of the Loan Documents to which such Person is a party.

                          (iv) Incumbency certificates, executed by the
                  Secretary or Assistant Secretary of the Borrower and its Domestic Subsidiaries that are Material Subsidiaries, as applicable, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers or managers of the Borrower and its Domestic Subsidiaries authorized to sign the Loan Documents to which such Person is a party, upon which certificates the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.

                          (v) A certificate, signed by an Authorized Officer
                  officer of each Guarantor that is a Material Subsidiary certifying that on the initial Credit Extension Date such Guarantor is solvent, which certificate shall be, substantially in the form of Exhibit 4.1(a)(v) hereto.

                          (vi) A written opinion or opinions of the Borrower's
                  counsel, addressed to the Lenders and covering such matters as may be required by Agent, in form and substance reasonably satisfactory to the Agent.

                          (vii) Any Notes requested by a Lender pursuant to
                  Section 2.13 payable to the order of each such requesting Lender.

                          (viii) Written money transfer instructions, in
                  substantially the form of Exhibit 4.1(a)(viii), addressed to the Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Agent may have reasonably requested.

                          (ix) This Agreement.

                          (x) The Collateral Documents.

                          (xi) The Guaranty.

                          (xii) The Subordination Agreement.

                          (xiii) The insurance certificate described in Section
                  5.21.

                          (xiv) Lien searches on the Borrower and each Guarantor
                  in the jurisdictions requested by the Agent, together with waivers from the holders of any Liens (other than Permitted Liens) as deemed necessary by the Lenders.

                          (xv) A listing of all Investments in excess of
                  $1,000,000 by the Borrower or a Domestic Subsidiary in any Foreign Subsidiary.

                          (xvi) A certificate from the chief financial officer
                  of the Borrower addressed to the Agent and each of the Lenders, which shall be in form and in substance reasonably satisfactory to the Agent and shall reaffirm that as of the Effective Date the Borrower and its Subsidiaries' business and financial plan for the years 2003 through 2005, together with the assumptions upon which those projections were based (the "Projections"), prepared by the Borrower and included in the Confidential Information Memorandum are true and correct in all material respects based upon the assumptions stated therein and the information reasonably available to such officer at the time such Projections were made and shall describe any changes therein and state that such changes are not, individually or in the aggregate, materially adverse to the Agent and the Lenders.

                          (xvii) A certificate from the chief financial officer
                  of the Borrower addressed to the Agent and each of the Lenders, which shall be in form and in substance reasonably satisfactory to the Agent, regarding the matters set forth in Section 5.22.

                          (xviii) A third party audit report of the Company and
                  its Subsidiaries' Accounts for the period ended August 31, 2002 in form and substance reasonably satisfactory to the Agent.

                          (xix) An initial Borrowing Base Certificate in
                  accordance with the provisions of Section 6.1.

                          (xx) Such other documents as any Lender or its counsel
                  may have reasonably requested.

                  (b) Material Adverse Effect. There shall not have occurred, in the reasonable discretion of the Agent or Required Lenders, a Material Adverse Effect in respect of the Borrower and its Subsidiaries on a consolidated basis since August 31, 2002.

                  (c) Litigation. No litigation shall be pending that (i) has resulted in or requests an injunction or restraining order prohibiting the Loan, or (ii) could reasonably be expected, if adversely decided, to result in a Material Adverse Effect on Borrower.

                  (d) Pro Forma Compliance. The calculation shown on Schedule 4.1(d) shall be true and correct and the Borrower shall be in pro forma and historical compliance with all covenants contained in Article VI hereof, including specifically, without limitation, those contained in
         Section 6.22.

                  (e) Fees and Expenses.

                          (i) All fees, costs, and expenses of CLNY and its
                  affiliates (including, without limitation, legal fees and expenses of counsel to the Agent) to be paid on the Effective Date shall have been paid.

                          (ii) The Borrower shall have paid to the Agent and
                  CLS, for their respective accounts, the fees agreed to pursuant to the terms of the Fee Letter, or as otherwise agreed from time to time.

                          (iii) The Borrower shall have paid to the Agent, for
                  respective accounts of each of the Lenders, the upfront fees set forth in the Confidential Information Memorandum.

                  (f) Financial Statements. The Agent and the Lenders shall have received true and correct copies of the financial statements referred to in Section 5.4.

                  (g) Collateral Documents. The Agent shall have received all appropriate evidence required by the Agent in its sole discretion necessary to determine that arrangements have been made for the Agent for the benefit of Lenders to have a valid and perfected first priority security interest in the Collateral, including, without limitation, the delivery to the Agent of such financing statements under the Uniform Commercial Code for filing in such jurisdictions as the Agent may require.

                  (h) Availability. On the Effective Date and immediately after giving effect to the initial Advances, the Agent shall be satisfied with the sufficiency of the unused availability under the Aggregate Revolving Credit Commitment to meet the ongoing working capital needs of the Borrower and its Subsidiaries after the Effective Date.

                  (i) Termination of Second Amended and Restated Credit Agreement. The Agent and the Lenders shall have received sufficient evidence indicating that simultaneously with the making of the initial Advances hereunder, the obligations of the Borrower and the Guarantors under the Second Amended and Restated Credit Agreement and the Liens securing the same shall have been assigned to the Agent for the benefit of the Lenders and continue to encumber the same types of Property and all obligations of the Borrower and the lenders under the Second Amended and Restated Credit Agreement shall be terminated (including, without limitation, any obligations of any Subsidiary of the Borrower in respect of guaranties and security agreements executed in connection with such Second Amended and Restated Credit Agreement but excluding any obligations which expressly survive the repayment of the amounts owing under the Second Amended and Restated Credit Agreement, and excluding any letters of credit the repayment of which are supported by a Facility LC issued under this Agreement).

                  (j) Bond Offering. The Borrower shall have consummated the private placement of its Senior Notes due 2010 in the face amount of at least $250,000,000, the proceeds of which are used to refinance the LYONs or held as restricted cash for the purposes of redeeming the LYONs.

                  (k) Letters of Credit. The Borrower shall have either (i) caused all letters of credit issued by a lender under the Second Amended and Restated Credit Agreement to be either (i) supported by a Facility LC issued under this Agreement or (ii) deposited with such lenders, as security, an amount of cash equal to the full aggregate undrawn amount of all letters of credit issued by such lender under the Second Amended and Restated Credit Agreement.

         4.2 Each Credit Extension. In addition to the above, the Lenders shall not be required to make any Credit Extension unless on the applicable Credit Extension Date:

                  (a) There exists no Default or Unmatured Default.

                  (b) The representations and warranties contained in Article V are true and correct as of such Credit Extension Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

                  (c) Agent has received a Borrowing Notice.

                  (d) All legal matters incidental to the making of such Credit Extension shall be satisfactory to the Lenders and their counsel.

                  (e) Borrower has and has caused the Guarantors to execute and deliver this Agreement to the Agent.

         4.3 Reaffirmations of Warranties. Each Borrowing Notice or request for issuance of a Facility LC with respect to each such Credit Extension shall constitute a representation and warranty by the Borrower that the conditions contained in Section 4.1 and Section 4.2 have been satisfied. Any Lender may require a duly completed compliance certificate in substantially the form of
Exhibit 6.1(d) as a condition to making a Credit Extension.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES


         The Borrower for itself and each of its Domestic Subsidiaries represents and warrants to the Lenders that:

         5.1 Existence and Standing. Each of the Borrower and its Subsidiaries is a corporation, partnership (in the case of Subsidiaries only) or limited liability company duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where the failure to so qualify would not have a Material Adverse Effect.

         5.2 Authorization and Validity. The Borrower and each of its Subsidiaries has the requisite power and authority and legal right to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by the Borrower and each of its Subsidiaries of the Loan Documents to which it is a party and the performance of its respective obligations thereunder have been duly authorized by proper corporate proceedings, and the Loan Documents to which the Borrower and each of its Subsidiaries is a party constitute legal, valid and binding obligations of such Person enforceable against such Person in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         5.3 No Conflict; Government Consent. Neither the execution and delivery by the Borrower or any of its Domestic Subsidiaries of any of the Loan Documents to which it is a party, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate (a) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Material Subsidiaries, except for such violations or defaults as would not have a Material Adverse Effect or (b) the Borrower's or any Subsidiary's articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (c) the provisions of any indenture, instrument or agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower or any Subsidiary pursuant to the terms of any such indenture, instrument or agreement, except for such conflicts, violations or defaults as would not have a Material Adverse Effect. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Domestic Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery of the Loan Documents, the borrowings under this Agreement, the payment and performance by the Borrower of the Obligations, the performance by any Material Subsidiary of its obligations under its Guaranty or the legality, validity, binding effect or enforceability of any of the Loan Documents.

         5.4 Financial Statements. (a) The audited consolidated balance sheets of the Borrower and its Subsidiaries as at August 31, 2001 and August 31, 2002 and the related consolidated statements of income, cash flow, and retained earnings of the Borrower and its Subsidiaries for each of the fiscal years then ended, copies of which have been furnished to the Agent, and (b) all subsequently provided consolidated financial statements of the Borrower and its Subsidiaries heretofore delivered to the Agent and the Lenders were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present, in all material respects, the consolidated financial condition and operations of the Borrower and its Subsidiaries at such date and the consolidated results of their operations for the period then ended. The Projections were prepared by the Borrower in good faith, based on assumptions that the Borrower believes are reasonable as of the Effective Date.

         5.5 Material Adverse Change. Since August 31, 2002, and except for matters disclosed by the Borrower in writing in filings with the United States Securities and Exchange Commission between August 31, 2002 and the date hereof, there has been no change in the business, Property, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries taken as a whole which could reasonably be expected to have a Material Adverse Effect.

         5.6 Taxes. The Borrower and each of its Domestic Subsidiaries have filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any of its Subsidiaries, except (a) such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principles and as to which no Lien exists, and (b) for such failures to file or failures to pay as could not have a Material Adverse Effect. No tax liens have been filed with respect to any such taxes. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any taxes or other governmental charges are adequate in all material respects in accordance with Agreement Accounting Principles.

         5.7 Litigation and Contingent Obligations. Except as disclosed on
Schedule 5.7, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their executive officers, threatened against or affecting the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which seeks to prevent, enjoin or delay the making of any Credit Extensions. Except as disclosed on Schedule 5.7, other than any liability incident to any litigation, arbitration or proceeding which could not reasonably be expected to have a Material Adverse Effect, the Borrower has no material contingent obligations not provided for or disclosed in the financial statements referred to in Section 5.4 which should be disclosed under Agreement Accounting Principles.

         5.8 Subsidiaries. Schedule 5.8 contains an accurate list of all Subsidiaries of the Borrower as of the date of this Agreement, setting forth for each Subsidiary (a) such Subsidiary's jurisdiction of incorporation or organization, (b) the percentage of such Subsidiary's Capital Stock or other ownership interests owned by the Borrower or any other Subsidiary, (c) the principal places of business and the chief executive offices of such Subsidiary,
(d) the locations of any inventory or equipment owned by such Subsidiary and (e) whether each of such Subsidiaries is a Material Subsidiary and if such Subsidiary is a Material Subsidiary, any past names or d/b/a's used by such Subsidiary during the two (2) years prior to the Effective Date. All of the issued and outstanding shares of Capital Stock or other ownership interests of such Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable.

         5.9 ERISA. The Unfunded Liabilities of all Single Employer Plans do not in the aggregate exceed $2,000,000. Neither the Borrower nor any other member of the Controlled Group has incurred, or is reasonably expected to incur, any withdrawal liability to Multiemployer Plans in excess of $2,000,000 in the aggregate. Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan that could have a Material Adverse Effect, neither the Borrower nor any other member of the Controlled Group has withdrawn from any Multiemployer Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan.

         5.10 Accuracy of Information. No information, exhibit or report furnished by the Borrower or any of its Subsidiaries to the Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

         5.11 Regulation U, T and X. The Loans and other transactions contemplated hereunder will not violate the provisions of Regulations U, T or X.

         5.12 Material Agreements. Except as disclosed on Schedule 5.12, neither the Borrower nor any Subsidiary is a party to any loan transaction or guaranty of the Indebtedness of another Person as of the Effective Date. Neither the Borrower nor any Subsidiary is a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (a) any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect or
(b) any agreement or instrument evidencing or governing Indebtedness in excess of $2,000,000.

         5.13 Compliance With Laws. The Borrower and its Subsidiaries have complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property except where the failure to so comply could not have a Material Adverse Effect.

         5.14 Ownership of Properties. Except as set forth on Schedule 5.14, on the Effective Date, the Borrower and its Subsidiaries will have good title, free of all Liens other than those permitted by Section 6.15, to all of the Property and assets reflected in the Borrower's most recent consolidated financial statements provided to the Agent as owned by the Borrower and its Subsidiaries.

         5.15 Plan Assets; Prohibited Transactions. The Borrower is not an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. Section 2510.3-101 of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of Credit Extensions hereunder gives rise to a prohibited transaction that could have a Material Adverse Effect within the meaning of Section 406 of ERISA or
Section 4975 of the Code.

         5.16 Environmental Matters. In the ordinary course of its business, the officers of the Borrower consider the effect of Environmental Laws on the business of the Borrower and its Subsidiaries, in the course of which they identify and evaluate potential risks and liabilities accruing to the Borrower due to Environmental Laws. On the basis of this consideration, the Borrower has concluded that any noncompliance, if any, of Borrower or any of its Subsidiaries with Environmental Laws could not reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

         5.17 Investment Company Act. Neither the Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         5.18 Public Utility Holding Company Act. Neither the Borrower nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         5.19 No Default. On the Effective Date, no Default or Unmatured Default will have occurred or be continuing.

         5.20 Post-Retirement Benefits. The present value of the expected cost of post-retirement medical and insurance benefits payable by the Borrower and its Subsidiaries to its employees and former employees, as estimated by the Borrower in accordance with procedures and assumptions deemed reasonable by the Required Lenders, does not exceed $2,000,000.

         5.21 Insurance. The certificate signed by the President or Chief Financial Officer of the Borrower, that attests to the existence and adequacy of, and summarizes, the property and casualty insurance program carried by the Borrower with respect to itself and its Subsidiaries and that has been furnished by the Borrower to the Agent and the Lenders, is complete and accurate in all material respects. This summary includes the insurer's or insurers' name(s), policy number(s), expiration date(s), amount(s) of coverage, type(s) of coverage, exclusion(s), and deductibles. This summary also includes similar information, and describes any reserves, relating to any self-insurance program that is in effect.

         5.22 Solvency.

                  (a) After giving effect to the application of the proceeds of the Credit Extension on the Effective Date, (i) the fair value of the assets of the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a consolidated basis; (ii) the present fair saleable value of the Property of the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the Effective Date and as of the Effective Date.

                  (b) The Borrower does not intend to, or to permit any of its Subsidiaries to, and does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

         5.23 Bond Obligations. As of the date set forth on Schedule 5.23, neither the Borrower nor any of its Domestic Subsidiaries have any reimbursement or guaranty obligations owing to bonding companies except as described on
Schedule 5.23 attached hereto.

         5.24 Intellectual Property. The Borrower and each of its Subsidiaries has obtained rights to use all patents, trademarks, service marks, trade names, copyrights, licenses and other intellectual property rights, except for such rights the failure to obtain any of which would not reasonably be expected to have a Material Adverse Effect.

         5.25 Post-Closing Requirements. Within sixty days after the Effective Date, the Borrower shall deliver to the Agent the documents identified on
Schedule 5.25, each in form and
substance satisfactory to the Agent and with sufficient copies for the Lenders, where appropriate, executed by the relevant Person. If any Receivable is subject to the Assignment of Claims Act of 1940, as amended from time to time, or any applicable law now or hereafter existing similar in effect thereto, or to any provision prohibiting the assignment or requiring notice of or consent to such assignment with respect to any Receivable, the Borrower shall, upon the request of either the Agent or the Required Lenders, have such Receivables duly assigned to the Agent in compliance with all applicable governmental requirements so that the Agent is recognized by the applicable account debtor to have all of the rights of an assignee of such Receivable.

         5.26 Revisions or Updates to the Schedules. Should any of the information or disclosures provided on any of the schedules originally attached hereto become outdated or incorrect in any material respect, the Borrower from time to time shall deliver to the Agent and the Lenders such revisions or updates to such schedule(s) whereupon such schedules shall be deemed to be amended by such revisions or updates, as may be necessary or appropriate to update or correct such schedule(s), provided that, notwithstanding the foregoing, no such revisions or updates shall be deemed to have amended, modified, or superseded any such schedules as originally attached hereto, or to have cured any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such schedules, unless and until the Agent and the Required Lenders shall have accepted in writing such revisions or updates to any such schedules.

                                   ARTICLE VI

                                    COVENANTS

         During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

         6.1 Financial Reporting. The Borrower will maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the
Lenders:

                  (a) Within 90 days after the close of each of its fiscal years, an unqualified audit report certified by independent certified public accountants acceptable to the Lenders, it being understood that the Borrower's auditors as of the Effective Date are acceptable to the Agent and the Lenders, prepared in accordance with Agreement Accounting Principles on a consolidated basis for itself and its Subsidiaries, including balance sheets as of the end of such period, related profit and loss and statement of stockholders' equity, and a statement of cash flows, accompanied by a certificate of said accountants that, in the course of their examination necessary for their certification of the foregoing, they have obtained no knowledge of any Default or Unmatured Default under any of the terms, covenants, provisions or conditions of
         Section 6.22 insofar as they relate to accounting matters, or if, in the opinion of such accountants, any Default or Unmatured Default shall exist, stating the nature and status thereof and within 150 days after the close of each of its fiscal years, a management letter prepared by said accountants.

                  (b) Within 45 days after the close of the first three quarterly periods of each of its fiscal years and within 90 days of the end of the final fiscal quarter, for itself and its Subsidiaries, consolidated unaudited balance sheets as at the close of each such quarterly period and consolidated profit and loss and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, together with a certification by its Chief Executive Officer and its Chief Financial Officer in accordance with the Sarbanes-Oxley Act of 2002.

                  (c) As soon as available, but in any event prior to the beginning of each fiscal year of the Borrower, a copy of the plan and forecast (including a projected consolidated balance sheet, income statement and cash flow statement) of the Borrower for the upcoming fiscal year and, if requested by the Required Lenders, as soon as available, but in any event prior to the beginning of third fiscal quarter for such fiscal year, an updated copy of the plan and forecast (including a projected consolidated balance sheet, income statement and cash flow statement) of the Borrower for the remaining six months of such fiscal year.

                  (d) Together with the financial statements required under
         Section 6.1(a) and Section 6.1(b), a compliance certificate in substantially the form of Exhibit 6.1(d) signed by the Chief Financial Officer of the Borrower showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

                  (e) Within 270 days after the close of each fiscal year, a statement of the Unfunded Liabilities of each Single Employer Plan, certified as correct by an actuary enrolled under ERISA.

                  (f) As soon as possible and in any event within 10 days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the Chief Financial Officer of the Borrower, describing said Reportable Event and the action which the Borrower proposes to take with respect thereto.

                  (g) As soon as possible and in any event within 10 days after receipt by the Borrower, a copy of (i) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by the Borrower, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (ii) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any of its Subsidiaries, which in each case (A) could reasonably be expected to have a Material Adverse Effect, or (B) could result in liability to the Borrower or any of is Subsidiaries in excess of $2,000,000.

                  (h) Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished.

                  (i) Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports, except for those filed on Form S-8, which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission.

                  (j) Promptly upon request by the Agent or the Required Lenders, such information as may be reasonably required to facilitate an annual on site inspection and audit of Borrower's Property.

                  (k) Together with the financial statements required under
         Section 6.1(a) and Section 6.1(b), a Borrowing Base Certificate signed by the Chief Financial Officer of the Borrower.

                  (l) Together with the financial statements required under
         Section 6.1(a) and Section 6.1(b), a Backlog Report, in form attached hereto as Exhibit 6.1(l) and signed by the Chief Financial Officer of the Borrower.

                  (m) Such other information (including non-financial information) as the Agent or any Lender may from time to time reasonably request.

         6.2 Use of Proceeds. The Borrower will use the proceeds of the Advances and the Letters of Credit solely (i) to refinance certain Indebtedness of the Borrower arising under the Second Amended and Restated Credit Agreement, and to support letters of credit outstanding as of the Effective Date under the Second Amended and Restated Credit Agreement, (ii) for the Borrower's and its Subsidiaries' working capital and general corporate purposes, including the issuance of the Facility LCs, (iii) to make Acquisitions permitted hereunder, and (iv) any other uses approved by the Lenders in accordance herewith. Such purposes will not violate and are otherwise consistent with the terms of the Loan Documents and all laws, rules and regulations, including Regulations T, U and X. The Borrower will not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances to purchase or carry any "margin stock" (as defined in Regulation U).

         6.3 Notice of Default. The Borrower will, and will cause each Subsidiary to, give prompt notice in writing to the Lenders of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect.

         6.4 Conduct of Business; Books and Records. The Borrower will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted, shall maintain books and records thereof in accordance with Agreement Accounting Principles and its current practice, and shall do all things necessary to remain duly incorporated or organized, validly existing and (to the extent such concept applies to such entity) in good standing as a domestic corporation, partnership or limited liability company in its jurisdiction of incorporation or organization, as the case may be, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted except for (a) mergers and consolidations of Subsidiaries with and into Borrower or any Domestic Subsidiaries, to the extent permitted under Section 6.12 hereof, (b) the dissolution or liquidation of Subsidiaries if the net proceeds from any such dissolution are paid to Borrower or any Domestic Subsidiary, and
(c) any failure of a Subsidiary to be in good standing where such failure could not have a Material Adverse Effect. In addition to the foregoing, the Borrower will, and will cause each Subsidiary to, maintain complete and accurate books and records with respect to the Collateral, and furnish to the Agent, with sufficient copies for each of the Lenders, such reports relating to the Collateral as the Agent shall from time to time reasonably request. The Borrower will, and will cause each Subsidiary to, give prompt notice in writing to the Agent and the Lenders of any event with respect to its Property that would result in the total amount of any insurance proceeds or condemnation award payable to the Borrower or any of its Subsidiaries in excess of $5,000,000.

         6.5 Taxes. The Borrower will, and will cause each Subsidiary to, timely file complete and correct United States federal and applicable foreign, state and local tax returns required by law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with Agreement Accounting Principles and with respect to which no Lien exists. At any time that the Borrower or any of its Subsidiaries is organized as a limited liability company, each such limited liability company will qualify for partnership tax treatment under United States federal tax law.

         6.6 Insurance. The Borrower will, and will cause each Subsidiary to, maintain with financially sound and reputable insurance companies insurance on all their Property in such amounts and covering such risks as is consistent with sound business practice, including, without limitation, general liability insurance and fire and extended coverage insurance on all Inventory, and in each case, (a) with such deductibles and with such self-insurance provisions as are customarily maintained by similar businesses, (b) naming the Agent as loss payee or as an additional insured, as appropriate, for the benefit of the Lenders and, in any case consistent with the requirements of the Collateral Documents and (c) providing that said insurance will not be terminated except after at least 30 days' written notice from the insurance company to the Agent. The Borrower will furnish to any Lender upon request full information as to the insurance carried.

         6.7 Compliance with Laws. The Borrower will, and will cause each Subsidiary to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject including, without limitation, all Environmental Laws and ERISA except for such failures to comply as could not reasonably be expected to have a Material Adverse Effect.

         6.8 Maintenance of Properties. The Borrower will, and will cause each Subsidiary to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition, and in the case of any Inventory, in saleable condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times, except that the foregoing shall not apply to Property disposed of by Borrower in accordance with Section
6.13 hereof.

         6.9 Inspection. The Borrower will, and will cause each Subsidiary to, permit the Agent and the Lenders, by their respective representatives and agents, to inspect any of the

Property, books and financial records of the Borrower and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Agent or any Lender may designate.

         6.10 Dividends. The Borrower will not, nor will it permit any Subsidiary to, declare or pay any dividends or make any distributions on its Capital Stock (other than stock splits, dividends payable in its own Capital Stock) or redeem, repurchase or otherwise acquire or retire any of its Capital Stock at any time outstanding, except that (a) any Subsidiary may declare and pay dividends or make distributions to the Borrower or to any Wholly-Owned Subsidiary, (b) Borrower may redeem or repurchase its Capital Stock at any time after May 1, 2004 (i) up to $50,000,000 so long as there is Sufficient Liquidity after giving effect to any such redemption or repurchase or (ii) $10,000,000 otherwise, and (c) the Borrower may redeem or repurchase the LYONs at any time after the Effective Date (i) so long as there is Sufficient Liquidity after giving effect to any such redemption or repurchase, (ii) so long as such redemption or repurchases is made solely with its own Capital Stock, (iii) so long as such redemptions or repurchases as are effected while there is not Sufficient Liquidity do not exceed $10,000,000 or (iv) with the Debt Incurrence Proceeds received in connection with the private placement of its Senior Notes due 2010. Notwithstanding the foregoing, the provisions of this Section 6.10 shall not prohibit purchases of common stock by Borrower or its Subsidiaries or a trust pursuant to an employee benefit plan or the cashless exercise of stock options or warrants to purchase common stock of Borrower by Borrower or a trust that in each case has been approved by the Board of Directors of Borrower.

         6.11 Indebtedness. The Borrower will not, nor will it permit any Subsidiary to, create, incur or suffer to exist any Indebtedness, except:

                  (a) Indebtedness created hereunder.

                  (b) Indebtedness, including, without limitation, contingent liabilities, existing on the Effective Date and described in Schedule 6.11(b).

                  (c) Secured or unsecured Indebtedness incurred in the ordinary course of business in connection with the acquisition of Property by the Borrower, or any Subsidiary (excluding Indebtedness assumed on any assets acquired pursuant to an Acquisition), provided that such Indebtedness shall not exceed the value of the Property so acquired, and in any event, the aggregate amount of such purchase money Indebtedness incurred since the Effective Date shall not exceed $50,000,000 in the aggregate and any Lien securing any such Indebtedness shall attach only to the Property so acquired.

                  (d) Secured or unsecured Indebtedness assumed by the Borrower or a Subsidiary in connection with an Acquisition permitted hereunder and not discharged on the Effective Date which, in the aggregate since the Effective Date, shall not exceed $50,000,000; provided that such Indebtedness was not created or increased in anticipation of such Acquisition and any Lien securing any such secured Indebtedness shall attach only to the Property securing such Indebtedness prior to its assumption.

                  (e) Permitted Indebtedness.

                  (f) Indebtedness of Foreign Subsidiaries to the Borrower or a Domestic Subsidiary incurred to facilitate the operations and funding of said Foreign Subsidiaries not to exceed the sum of (i) such Indebtedness to the extent outstanding on the Effective Date and described on Schedule 6.11(b) plus (b) $25,000,000 in the aggregate outstanding at any one time, provided all such Indebtedness is evidenced by promissory notes that become part of the Collateral in a manner reasonably satisfactory to the Agent.

                  (g) Indebtedness of Foreign Subsidiaries to non-Affiliates of Borrower in a principal amount not to exceed $30,000,000.

                  (h) Indebtedness that constitutes a renewal, refinancing or extension of any Indebtedness referred to in this Section 6.11; provided that (i) no Lien existing at the time of such renewal, refinancing or extension shall be extended to cover any property not already subject to such Lien, and (ii) the principal amount of any Indebtedness renewed, refinanced or extended shall not exceed the amount of such Indebtedness outstanding immediately prior to such renewal, refinancing or extension.

                  (i) To the extent not refinanced by Indebtedness permitted by subsection (k) below, Indebtedness evidenced by those certain liquid yield option notes due 2021 in an amount not in excess of $790,000,000 in face value, more particularly described in that certain Offering Memorandum dated April 26, 2001 in the form provided to the Agent (the "LYONs") and guarantees of such Indebtedness by Subsidiaries of the Borrower.

                  (j) The contingent liability evidenced by a guaranty executed by the Borrower to guarantee obligations of one of its Foreign Subsidiaries under a $30,000,000 credit facility for working capital and letters of credit; provided that the obligations of Borrower under such guaranty shall not exceed $30,000,000 plus accrued unpaid interest.

                  (k) unsecured Indebtedness and guarantees of such Indebtedness by Subsidiaries of the Borrower, including, without limitation, the Indebtedness evidenced by the Senior Notes due 2010, in an amount not to exceed $300,000,000, the proceeds of which are used to refinance the LYONs or held as restricted cash for the purposes of redeeming the LYONs.

         Notwithstanding anything in this Agreement to the contrary, the aggregate amount of Indebtedness permitted under Section 6.11(c), Section 6.11(d), and Section 6.11(f) and Investments permitted under Section 6.14(k) shall not exceed $100,000,000 at any time during any consecutive twelve-month period.

         6.12 Merger. The Borrower will not, nor will it permit any Subsidiary to, merge or consolidate with or into any other Person, except that if at the time thereof and immediately after giving effect thereto no Default or Unmatured Default shall have occurred and be continuing, (a) any Subsidiary may merge into or be consolidated with the Borrower in a transaction in which the Borrower is the surviving Person, (b) any Subsidiary may merge into or be consolidated with any Domestic Subsidiary in a transaction in which the surviving entity is a Domestic Subsidiary,

(c) any Foreign Subsidiary may merge into or be consolidated with any Foreign Subsidiary and (d) mergers and consolidations constituting Acquisitions permitted under Section 6.24.

         6.13 Sale of Assets. The Borrower will not, nor will it permit any Material Subsidiary to, lease, sell or otherwise dispose of (in one transaction or in a series of transactions) its Property to any other Person, except:

                  (a) Sales of Inventory in the ordinary course of business.

                  (b) Sales, leases or other dispositions by Borrower or any Subsidiary of obsolete, underutilized, damaged or defective Property or equipment that is no longer used or useful in the business of Borrower or its Subsidiaries.

                  (c) Any sale, lease or other disposition (i) from the Borrower to any Guarantor, (ii) from any Domestic Subsidiary that is not a Guarantor to the Borrower, another Domestic Subsidiary or any Foreign Subsidiary, (iii) from any Guarantor to the Borrower or any other Guarantor, (iv) from any Foreign Subsidiary to the Borrower, another Foreign Subsidiary or any Domestic Subsidiary, or (v) from the Borrower or any of its Subsidiaries to the Borrower or any other Subsidiary in the ordinary course of business, in an aggregate amount not to exceed $5,000,000 during any fiscal year, without the Agent's prior written consent.

                  (d) Licenses (but not a sale, lease or other transfer) by the Borrower or any Subsidiary of patents, trademarks, copyrights, know-how or other intellectual property to any other Person in the ordinary course of business.

                  (e) The sale of other assets in any fiscal year in an aggregate amount not to exceed 10% of Borrower's tangible net worth as of the end of the immediately preceding fiscal year of the Borrower and calculated pursuant to Agreement Accounting Principles.

                  (f) Sale of real property by LandBank Properties, L.L.C. and its Subsidiaries in the ordinary course of business.

         6.14 Investments and Acquisitions. The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Investments (including without limitation, loans and advances to, and other Investments in, Foreign Subsidiaries), or commitments therefor, or to create any Subsidiary (except in accordance with Section 6.23 and Section 6.24) or to become or remain a partner in any partnership or joint venture, or to make any Acquisition of any Person, except:

                  (a) Cash Equivalent Investments.

                  (b) Investments in existence on the Effective Date and described in Schedule 6.14(b) in an amount not greater than the amount thereof on the Effective Date.

                  (c) Acquisitions permitted under Section 6.24.

                  (d) Investments in corporate debt obligations rated AA- or better by S&P or Aa3 or better by Moody's and maturing not more than twenty four (24) months from the date of acquisition thereof.

                  (e) Investments in money market funds rated AAm or better by S&P and having assets greater than $500,000,000.

                  (f) Repurchase agreements, which shall be collateralized for at least 100% of face value, issued by any of the Lenders or any other bank or trust company organized under the laws of the United States or any state thereof, which bank or trust company (other than the Lenders to which such restrictions shall not apply) is a member of both the Federal Deposit Insurance Corporation and the Federal Reserve System and is rated B or better by Thompson Bank Watch Service (all of which must mature within twelve (12) months from the time of acquisition thereof).

                  (g) Settlement accounts between the Borrower and its Domestic Subsidiaries or its Domestic Subsidiaries and other Domestic Subsidiaries.

                  (h) Property and buildings necessary to the operations of the Borrower and its Subsidiaries.

                  (i) Permitted Business Investments.

                  (j) Permitted Financial Investments.

                  (k) Investments by Borrower or any Subsidiary thereof in any Person to the extent the consideration paid consists solely of Qualified Stock of Borrower, unless the nature of such Investment could reasonably be expected to cause a Material Adverse Effect.

                  (l) Investments not otherwise permitted above, provided that if there is Sufficient Liquidity at the time of incurrence, the aggregate amount (at original cost) of all such Investments of the Borrower and all of its Subsidiaries shall never exceed $50,000,000; provided further, however, that if there is not Sufficient Liquidity at the time of such Investment, then no further Investments in excess of $10,000,000 in the aggregate shall be made.

         6.15 Liens. The Borrower will not, nor will it permit any Subsidiary to, create, incur, or suffer to exist any Lien in, of or on the Property of the Borrower or any of its Subsidiaries, nor will it covenant with any other Person not to grant such a Lien to the Agent, except:

                  (a) Permitted Liens.

                  (b) Liens in favor of the Agent, for the benefit of the Lenders, granted pursuant to any Collateral Document.

                  (c) Liens existing on the Effective Date and described in
         Schedule 6.15(c).

                  (d) Liens incurred in connection with any Acquisition permitted under Section 6.24; provided that such Liens shall encumber only the Property so acquired.

                  (e) Liens securing Indebtedness permitted under Section 6.11(c), Section 6.11(d) or Section 6.11(h) and only to the extent the Liens are limited by such sections.

                  (f) Any renewal, extension or replacement of any Lien referred to in Section 6.15(c) and Section 6.15(d) above; provided that no Lien arising or existing as a result of such extension, renewal or replacement shall be extended to cover any property not theretofore subject to the Lien being extended, renewed or replaced and provided further that the principal amount of the Indebtedness secured thereby shall not exceed the principal amount of the Indebtedness so secured at the time of such extension, renewal or replacement.

Except as otherwise provided above, the Borrower will not, and will not permit any of Subsidiary to, create, assume, incur or suffer to exist, any Lien on or in respect of any Property of the Borrower or its Subsidiaries, whether now owned or hereafter acquired, including, without limitation, real estate, plants, parts and equipment, and Collateral for which a perfected security interest cannot be obtained under the Collateral Documents or applicable law.

         6.16 Affiliates. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arms-length transaction, provided this Section 6.16 shall not prohibit inter-company transfers not otherwise restricted hereunder.

         6.17 Prepayment of Other Indebtedness. The Borrower will not, and will not permit any Subsidiary to (a) make voluntary prepayments of principal or interest on any other of the Borrower's or such Subsidiary's Indebtedness except
(i) as expressly provided herein, (ii) prepayments of principal or interest secured by liens on Property sold in accordance with Section 6.13 hereof, or
(iii) in an amount not to exceed $5,000,000 in the aggregate for Borrower and its Subsidiaries during any fiscal year of Borrower during the term hereof; or
(b) amend or obtain or grant a waiver of any term of any of such Indebtedness, without the prior written consent of the Required Lenders other than in respect of inter-company transfers or inter-company Indebtedness not otherwise prohibited hereunder.

         6.18 Sale of Accounts. The Borrower will not, nor will it permit any Subsidiary to, sell or otherwise dispose of any notes receivable or Accounts, with or without recourse; provided that the foregoing shall not limit or restrict compromises of doubtful or disputed accounts in the ordinary course of business of Borrower and the Subsidiaries.

         6.19 Contingent Obligations. The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Contingent Obligation (including, without limitation, any Contingent Obligation with respect to the obligations of a Subsidiary), except for:

                  (a) endorsement of instruments for deposit or collection in the ordinary course of business,

                  (b) Reimbursement Obligations,

                  (c) the Guaranty,

                  (d) guaranties and other Contingent Obligations listed on
         Schedule 6.19(d) attached hereto,

                  (e) guaranties by Borrower or any of its Subsidiaries made in the ordinary course of business of any payment to a vendor of goods or services to the Borrower or its Subsidiaries or guaranties by Borrower of any obligations of the Subsidiaries owed to any customer of Borrower or a Subsidiary made with respect to the performance by Borrower or such Subsidiary of a contract for the sale of goods or the delivery of services to such customer,

                  (f) such Contingent Obligations as would be permitted to be incurred if such Contingent Obligations were incurred as Indebtedness by such Borrower or any such Subsidiary under Section 6.11, and

                  (g) reimbursement or guaranty obligations owing to bonding companies issuing bonds on behalf of the Company or any of its Subsidiaries incurred in the ordinary course of the Company's business.

         6.20 Letters of Credit. The Borrower will not, nor will it permit any Subsidiary to, apply for or become liable upon or in respect of any Letter of Credit other than (a) Facility LCs and (b) Performance Letters of Credit in an amount not to exceed $50,000,000 in the aggregate for Borrower and its Subsidiaries provided that the account party's reimbursement obligations with respect to such Letters of Credit (other than Facility LCs issued hereunder) are unsecured.

         6.21 Financial Contracts. The Borrower will not, nor will it permit any Subsidiary to, enter into or remain liable upon any Financial Contract, except Rate Hedging Agreements made for nonspeculative purposes.

         6.22 Financial Covenants.

                  6.22.1 Leverage Ratio. As of the end of each fiscal quarter of the Borrower, beginning with the fiscal quarter ending May 31, 2003, the Borrower will not permit the ratio of (a) Consolidated Total Net Indebtedness to (b) Shaw EBITDA, for the Calculation Period (the "Leverage Ratio"), to be greater than (i) from the Effective Date until May 31, 2004, 3.50 to 1.0 and (ii) thereafter, 2.75 to 1.00.

                  6.22.2 Fixed Charge Coverage Ratio. As of the end of each fiscal quarter of the Borrower, beginning with the fiscal quarter ending May 31, 2003, the Borrower will not permit the ratio, for the Calculation Period, of (a) the sum of (i) Shaw EBITDA less (ii) Non-Financed Capital Expenditures to (b) the sum of (i) Consolidated Interest Expense plus (ii) mandatory scheduled principal payments on any Indebtedness (other than the

         LYONs) plus (iii) expenses for cash taxes, each for such Calculation Period, to be less than 2.00 to 1.0.

                  6.22.3 Minimum Consolidated Net Worth. The Borrower will at all times maintain Consolidated Net Worth of not less than the sum of
         (a) $620,000,000, plus (b) 50% of Consolidated Net Income (if positive) earned in each fiscal quarter ending subsequent to the Effective Date, plus (c) 80% of any Equity Issuance Proceeds.

                  6.22.4 Capital Expenditures. The Borrower will not, nor will it permit its Subsidiaries, in the aggregate to, expend, or be committed to expend, in excess of 25% of Shaw EBITDA for Capital Expenditures including all Capitalized Leases, during any one fiscal year of the Borrower, calculated at fiscal year end and on a non-cumulative basis in the aggregate for the Borrower and its Subsidiaries excluding Acquisitions otherwise permitted under this Agreement.

                  6.22.5 Minimum EBITDA. As of the end of each fiscal quarter of the Borrower, beginning with the fiscal quarter ending May 31, 2003, the Borrower will not permit EBITDA for the Borrower and its Subsidiaries for the Calculation Period to be less than $135,000,000.

         6.23 Subsidiaries. The Borrower will, and will cause each of its Domestic Subsidiaries to, cause any Person (whether now existing or hereafter created) becoming a Material Subsidiary that is or becomes a Domestic Subsidiary of the Borrower (a) to execute, in form and substance satisfactory to the Agent, a guaranty in favor of the Agent for the benefit of the Lenders sufficient to obligate such Subsidiary for repayment of all or a portion of the Obligations and (b) to execute, in form and substance satisfactory to the Agent, a security agreement and/or other security instruments in favor of the Agent for the benefit of the Lenders sufficient to pledge all or a portion of such Subsidiary's assets as would constitute Collateral as security for the Obligations. The Borrower and each Subsidiary shall have pledged at all times to the Agent for the benefit of the Lenders 100% of Borrower's and a Domestic Subsidiary's ownership interest in any Domestic Subsidiary that is a Material Subsidiary and 66% of Borrower's and a Domestic Subsidiary's ownership interest in any Foreign Subsidiary that is a Material Subsidiary pursuant to a pledge agreement in form and substance satisfactory to the Agent.

         6.24 Acquisitions. For Acquisitions for which (a) the aggregate cash consideration (defined as total net cash to be paid, plus Indebtedness and Contingent Obligations to be assumed in connection with any Acquisition, plus the Acquisition costs associated with such Acquisition) is less than $50,000,000 and (b) the aggregate cash consideration for all Acquisitions, including the Acquisition in question, during the previous 12-month period is less than $150,000,000, the consent of the Lenders shall not be required so long as (i) the acquisition target is in the same or similar line of business as Borrower and its Subsidiaries; (ii) the Borrower or a Domestic Subsidiary is the surviving entity holding one hundred percent (100%) of the Capital Stock or ownership interests in the Acquisition target; (iii) a substantial portion of the Borrower's executive management team as of the Effective Date (to include in all cases the chief executive officer and the chief financial officer of the Borrower) is the surviving management team; (iv) no Default or Unmatured Default shall exist before or after any Acquisition; (v) all Acquisitions shall be completed in accordance with applicable laws in all material respects; (vi) Agent shall be provided with satisfactory opinions with regard to any Acquisition as it may request; (vii) the terms of Section 6.23 are satisfied; (viii) the board of directors of the Acquisition target approves the Acquisition and (ix) there is Sufficient Liquidity after giving effect to any such Acquisition on a pro forma basis; provided, however, that the Borrower may make Acquisitions for which the aggregate cash consideration (defined as total net cash to be paid, plus Indebtedness and Contingent Obligations to be assumed in connection with any Acquisition, plus the Acquisition costs associated with such Acquisition) is less than $15,000,000 during any fiscal year without the consent of the Lenders provided that the conditions set forth in (i) through (viii) above are satisfied.

         6.25 Limitation on Leases. The Borrower will not, and will not allow its Subsidiaries to incur, on a consolidated basis, Operating Leases requiring total payments of more than $25,000,000 per annum excluding Operating Leases recorded in the Borrower's financial statements as cost of sales and fully reimbursable to the Borrower by non-affiliated third parties on arm's length terms.

         6.26 LYONs Interest Expense. Neither Borrower nor any of its Subsidiaries shall pay cash interest expense with respect to the LYONs.

         6.27 LYONs Indenture. Borrower shall not amend or agree to any amendment of the indenture dated May 1, 2001 under which the LYONs are issued, without the prior written consent of the Required Lenders.

         6.28 Name, Fiscal Year and Accounting Method. The Borrower shall not, and shall not permit any of its Subsidiaries to, change its name, fiscal year or method of accounting except as required by Agreement Accounting Principles; provided, however, any of the Borrower and its Subsidiaries may change its name if the Borrower has given the Agent 30 days prior written notice of such name change and taken such action as Agent deems reasonably necessary to continue the perfection of the Liens securing payment of the Secured Obligations.

         6.29 Agreements Restricting Liens and Distributions. The Borrower shall not, nor shall it permit any of its Subsidiaries to, create or otherwise cause or suffer to exist any prohibition, encumbrance or restriction which prohibits or otherwise restricts (a) the ability of any Subsidiary to (i) pay dividends or make other distributions or pay any Indebtedness owed to the Borrower or any Subsidiary of the Borrower, (ii) make loans or advances to the Borrower or any Subsidiary of the Borrower, or (iii) transfer any of its Properties to the Borrower or any Subsidiary of the Borrower or (b) the ability of the Borrower or any Subsidiary of the Borrower to create, incur, assume or suffer to exist any Lien upon its Property to secure the Obligations or to become a guarantor of the Obligations, other than prohibitions or restrictions existing under or by reason of: (i) this Agreement and the other Loan Documents; (ii) applicable Legal Requirements; (iii) customary non-assignment provisions entered into in the ordinary course of business and consistent with past practices; (iv) any restriction or encumbrance with respect to a Subsidiary of the Borrower imposed pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary, so long as such sale or disposition is permitted under this Agreement; (v) any restriction arising under the credit facility permitted under Sections 6.11(g) or 6.11(j) and (vi) Liens, prohibitions or restrictions permitted by Section 6.1 and any documents or instruments governing the terms of any Indebtedness or other obligations secured by any such Liens, provided that such prohibitions or restrictions apply only to the Property subject to such Liens.

         6.30 Further Assurances in General. The Borrower shall, and shall cause each of its Subsidiaries to, protect and perfect the Liens contemplated by the Collateral Documents. The Borrower at its expense shall, and shall cause each of its Subsidiaries to, promptly execute and deliver all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of the Borrower or any of its Subsidiaries in the Loan Documents.

                                  ARTICLE VII

                                    DEFAULTS

         The occurrence of any one or more of the following events shall constitute a Default:

         7.1 Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries to the Lenders or the Agent under or in connection with this Agreement, any Credit Extension, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be materially false on the date as of which made.

         7.2 Nonpayment of (a) principal when due, (b) interest within three (3) days of when due on any Loan, (c) nonpayment of any Reimbursement Obligation, or
(d) nonpayment of any commitment fee, LC Fee or other obligations under any of the Loan Documents after the same becomes due.

         7.3 The breach by the Borrower of any of the terms or provisions of
Section 6.2, Section 6.3, or Sections 6.10 through 6.31.

         7.4 The breach by the Borrower (other than a breach which constitutes a Default under another Section of this Article VII) of any of the terms or provisions of this Agreement which is not remedied within fifteen (15) days.

         7.5 Failure of the Borrower or any of its Subsidiaries or any Subsidiary to pay when due any Indebtedness aggregating in excess of $5,000,000 ("Material Indebtedness"); or the default by the Borrower or any of its Subsidiaries in the performance (beyond the applicable grace period with respect thereto, if any) of any term, provision or condition contained in any agreement under which any such Material Indebtedness was created or is governed, or any other event shall occur or condition exist, the effect of which default or event is to cause, or to permit the holder or holders of such Material Indebtedness to cause, such Material Indebtedness to become due prior to its stated maturity; or any Material Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof; or the Borrower or any of its Subsidiaries shall not pay, or admit in writing its inability to pay, its debts generally as they become due.

         7.6 The Borrower or any of its Subsidiaries shall

                  (a) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect,

                  (b) make an assignment for the benefit of creditors,

                  (c) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property,

                  (d) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it,

                  (e) take any corporate or partnership action to authorize or effect any of the foregoing actions set forth in this Section 7.6 or

                  (f) fail to contest in good faith any appointment or proceeding described in Section 7.7.

         7.7 Without the application, approval or consent of the Borrower or any of its Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any of its Subsidiaries or any Substantial Portion of its Property, or a proceeding described in Section 7.6(c) shall be instituted against the Borrower or any of its Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 30 consecutive days.

         7.8 Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of, all or any portion of the Property of the Borrower or any Guarantor which, when taken together with all other Property of the Borrower or such Guarantor so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such action occurs, constitutes a Substantial Portion.

         7.9 The Borrower or any of its Subsidiaries shall fail within 30 days to pay, bond or otherwise discharge one or more (a) judgments or orders for the payment of money in excess of $2,000,000 (or the equivalent thereof in currencies other than U.S. Dollars) in the aggregate, or (b) nonmonetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgment(s), in any such case, is/are not stayed on appeal or otherwise being appropriately contested in good faith.

         7.10 The Unfunded Liabilities of all Single Employer Plans shall exceed in the aggregate $5,000,000 or any Reportable Event shall occur in connection with any Plan.

         7.11 The Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Borrower or any other member of the Controlled Group as withdrawal liability (determined as of the date of such notification), exceeds $5,000,000 or requires payments exceeding $1,000,000 per annum.

         7.12 The Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Borrower and the other members of the Controlled Group (taken as a whole) to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the respective plan years of each such Multiemployer Plan immediately preceding the plan year in which the reorganization or termination occurs by an amount exceeding $5,000,000.

         7.13 The Borrower or any of its Subsidiaries shall (a) be the subject of any proceeding or investigation pertaining to the release by the Borrower, any of its Subsidiaries or any other Person of any toxic or hazardous waste or substance into the environment, or (b) violate any Environmental Law, which, in the case of an event described in clause (a) or clause (b), could reasonably be expected to have a Material Adverse Effect.

         7.14 Any Change in Control shall occur.

         7.15 The occurrence of any "default," as defined in any Loan Document (other than this Agreement) or the breach of any of the terms or provisions of any Loan Document (other than this Agreement), which default or breach continues beyond any period of grace therein provided.

         7.16 Any Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Guaranty, or any Guarantor shall fail to comply with any of the terms or provisions of any Guaranty to which it is a party, or any Guarantor shall deny that it has any further liability under any Guaranty to which it is a party, or shall give notice to such effect.

         7.17 Any Collateral Document shall for any reason fail to create a valid and perfected first priority security interest in any collateral purported to be covered thereby, except as permitted by the terms of any Collateral Document, or any Collateral Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document, or the Borrower or any Subsidiary shall fail to comply with any of the terms or provisions of any Collateral Document.

         7.18 The representations and warranties set forth in Section 5.15 shall at any time not be true and correct.

         7.19 The Borrower or any Subsidiary shall fail to pay when due any obligation aggregating in excess of $5,000,000 under any Operating Lease, with respect to a Letter of Credit, or any Contingent Obligation.

         7.20 Nonpayment by the Borrower of any Rate Hedging Obligation when due or the breach by the Borrower of any term, provision or condition contained in any Rate Hedging Agreement.

         7.21 The occurrence of a default or an event of default under the Indenture dated May 1, 2001 under which the LYONs are issued or any other event which would allow all or any of the holders of the LYONs to declare the LYONs to be immediately due and payable.

         7.22 Any failure to cure any Borrowing Base deficiency in accordance with Section 2.2(c).

                                  ARTICLE VIII

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

         8.1 Acceleration; Facility LC Collateral Account.

                  (a) If any Default described in Section 7.6 or Section 7.7 occurs and is continuing, the obligations of the Lenders to make Credit Extensions hereunder and the obligation and power of each Issuer to issue Facility LCs shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Agent, any Issuer or any Lender and the Borrower will be and become thereby unconditionally obligated, without any further notice, act or demand, to pay to the Agent an amount in immediately available funds, which funds shall be held in the Facility LC Collateral Account, equal to the difference of (i) the amount of LC Obligations at such time, less (ii) the amount on deposit in the Facility LC Collateral Account at such time which is free and clear of all rights and claims of third parties and has not been applied against the Obligations (such difference, the "Collateral Shortfall Amount"). If any other Default occurs and is continuing, the Required Lenders (or the Agent with the consent of the Required Lenders) may (A) terminate or suspend the obligations of the Lenders to make Credit Extensions hereunder and the obligation and power of each Issuer to issue Facility LCs, or declare the Obligations and any affected Lender may declare the Rate Hedging Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives, and (B) upon notice to the Borrower and in addition to the continuing right to demand payment of all amounts payable under this Agreement, make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

                  (b) If at any time while any Default has occurred and is continuing, the Agent determines that the Collateral Shortfall Amount at such time is greater than zero, the

         Agent may make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

                  (c) The Agent may at any time or from time to time after funds are deposited in the Facility LC Collateral Account, apply such funds to the payment of the Obligations and any other amounts as shall from time to time have become due and payable by the Borrower to the Lenders or the Issuers under the Loan Documents.

                  (d) At any time while any Default has occurred and is continuing, neither the Borrower nor any Person claiming on behalf or of through the Borrower shall have any right to withdraw any of the funds held in the Facility LC Collateral Account. After all of the Obligations have been indefeasibly paid in full and the Aggregate Commitment has been terminated, any funds remaining, in the Facility LC Collateral Account shall be returned by the Agent to the Borrower or paid to whomever may be legally entitled thereto at such time.

                  (e) If, within 30 days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Credit Extensions and the obligation and power of the Issuers to issue Facility LCs hereunder as a result of any Default (other than any Default as described in Section 7.6 or Section 7.7 with respect to the Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, and the Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

         8.2 Amendments. Subject to the provisions of this Article VIII, the Required Lenders (or the Agent with the consent in writing of the Required Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or waiving any Default hereunder; provided, however, that:

                  (a) no such supplemental agreement shall modify the definition of "Borrowing Base" or reduce the percentage specified in the definition of "Supermajority Lenders" without the consent of Supermajority Lenders;

                  (b) no such supplemental agreement shall, without the consent of the Lender directly affected thereby:

                           (i) reduce the amount or postpone or extend the
                  mandatory payments required under Section 2.2 or any other regularly scheduled payment of principal of any Loan or any payment date for, or forgive all or any portion of the principal amount thereof or any Reimbursement Obligation related thereto, or reduce the rate or extend the time of payment of interest or fees on any Loan or any Reimbursement Obligations related thereto;

                           (ii) increase the amount of such Lender's Revolving
                  Credit Commitment or the Facility LC Commitment;

                           (iii) reduce the amount of such Lender's Revolving
                  Credit Commitment or the Facility LC Commitment, except as otherwise provided in Section 2.5(b); or

                           (iv) Amend Section 11.2;

                  (c) no such supplemental agreement shall, with the consent of all of the Lenders:

                           (i) extend the Facility Termination Date, or extend
                  the expiry date of any Facility LC to a date after the Facility Termination Date;

                           (ii) reduce the percentage specified in the
                  definition of "Required Lenders";

                           (iii) increase the amount of the Aggregate
                  Commitment, the Revolving Credit Commitment or the Facility LC Commitment or permit the Borrower to assign its rights under this Agreement, except as otherwise provided in Section 2.1.1(b);

                           (iv) amend this Section 8.2;

                           (v) release any Guarantor of any Credit Extension or,
                  except as provided in the Collateral Documents, release any substantial part of the Collateral during any calendar year. For purposes of this subsection, "substantial" means any Collateral, the aggregate book value of which is worth an amount equal to or greater than ten percent (10%) of the tangible net worth of Borrower calculated pursuant to Agreement Accounting Principles and as of the immediately preceding fiscal quarter end;

                  (d) No amendment of any provision of this Agreement relating to the Agent shall be effective without the written consent of the Agent; and

                  (e) No amendment of any provision relating to any Issuer shall be effective without the written consent of such Issuer.

         Notwithstanding the foregoing, the Agent may waive payment of the fee required under Section 12.3.2 without obtaining the consent of any other party to this Agreement.

         8.3 Preservation of Rights. No delay or omission of the Lenders, the Issuers or the Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Credit Extension notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Credit Extension shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agent, the Issuers and the Lenders until the Obligations have been paid in full.

                                   ARTICLE IX

                               GENERAL PROVISIONS

         9.1 Survival of Representations. All representations and warranties of the Borrower contained in this Agreement shall survive the making of the Credit Extensions herein contemplated.

         9.2 Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, neither any Issuer nor any Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

         9.3 Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

         9.4 Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Borrower, the Agent, the Issuers and the Lenders and supersede all prior agreements and understandings among the Borrower, the Agent, the Issuers and the Lenders relating to the subject matter thereof other than the Fee Letter. In the event of any conflict between the terms of this Agreement and those of any other Loan Document, the terms of this Agreement shall control, subject to the provisions of Section 9.15.

         9.5 Several Obligations; Benefits of this Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns, provided, however, that the parties hereto expressly agree that CLS shall enjoy the benefits of the provisions of
Section 9.6, Section 9.9 and Section 10.11 to the extent specifically set forth therein and shall have the right to enforce such provisions on its own behalf and in its own name to the same extent as if it were a party to this Agreement.

         9.6 Expenses; Indemnification.

                  (a) The Borrower shall reimburse the Agent and CLS for any costs, internal charges and out-of-pocket expenses (including attorneys' and accountants' fees and time charges of attorneys and accountants for the Agent, which attorneys may be employees of the Agent) paid or incurred by the Agent or CLS in connection with the preparation, negotiation, execution, delivery, syndication, review, amendment, modification, and administration of the Loan Documents. The Borrower also agrees to reimburse the Agent, CLS, the Issuers and the Lenders for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Agent, CLS, the Issuers and the Lenders, which attorneys may be employees of the Agent, CLS, the Issuers or the Lenders) paid or incurred by the Agent, CLS, the Issuers or any Lender in connection with the collection and enforcement of the Loan Documents. Expenses being reimbursed by the Borrower under this Section include, without limitation, the cost and expense of an annual on site inspection and audit of Borrower's Inventory (or any other collateral the subject of the Collateral Documents) and costs and expenses incurred in connection with the Reports described in the following sentence. The Borrower acknowledges that from time to time the Agent may prepare and may distribute to the Lenders (but shall have no obligation or duty to prepare or to distribute to the Lenders) certain audit reports (the "Reports") pertaining to the Borrower's assets for internal use by the Agent from information furnished to it by or on behalf of the Borrower, after the Agent has exercised its rights of inspection pursuant to this Agreement.

                  (b) The Borrower hereby further agrees to indemnify the Agent, CLS, the Issuers and each Lender, its directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent, CLS, the Issuers or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Credit Extension hereunder, including any of such arising from any of said indemnified parties' own negligence or under any doctrine of strict liability, except to the extent that they are determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the party seeking indemnification. The obligations of the Borrower under this
         Section 9.6 shall survive the termination of this Agreement.

                  (c) Numbers of Documents. All statements, notices, closing documents, and requests hereunder shall be furnished to the Agent with sufficient counterparts so that the Agent may furnish one to each of the Lenders.

         9.7 Accounting. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles, except that any calculation or determination which is to be made on a consolidated basis shall be made for the Borrower and all its Subsidiaries, including those Subsidiaries, if any, which are unconsolidated on the Borrower's audited financial statements.

         9.8 Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

         9.9 Nonliability of Lenders. The relationship between the Borrower on the one hand and the Lenders, the Issuers and the Agent on the other hand shall be solely that of borrower and lender. Neither the Agent, CLS, any Issuer nor any Lender shall have any fiduciary responsibilities to the Borrower. Neither the Agent, CLS, any Issuer nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations. The Borrower agrees that neither the Agent, CLS, any Issuer nor any Lender shall have liability to the Borrower (whether sounding in tort, contract or otherwise) for losses suffered by the Borrower in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. Neither the Agent, CLS, any Issuer nor any Lender shall have any liability with respect to, and the Borrower hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages suffered by the Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

         9.10 Confidentiality. Each Lender agrees to hold any confidential information which it may receive from the Borrower pursuant to this Agreement in confidence, except for disclosure (a) to its Affiliates and to other Lenders and their respective Affiliates, (b) to legal counsel, accountants, and other professional advisors to such Lender or to a Transferee, (c) to regulatory officials, (d) to any Person as required by law, regulation, or legal process,
(e) to any Person in connection with any legal proceeding to which such Lender is a party, (f) to such Lender's direct or indirect contractual counterparties in swap agreements or to legal counsel, accountants and other professional advisors to such counterparties, and (g) permitted by Section 12.4.

         9.11 Nonreliance. Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) for the repayment of the Credit Extensions provided for herein.

         9.12 Disclosure. Each party hereto (a) acknowledges and agrees that the Agent, CLS, any Issuer or any Lender and/or their respective Affiliates from time to time may hold other investments in, make other loans to or have other relationships with the Borrower and its Subsidiaries, and (b) waive any liability of any such party to any other party hereto, respectively, arising out of or resulting from such investments, loans or relationships other than liabilities arising out of the gross negligence or willful misconduct of the party holding such investment, making such other loan or having such other relationship with the Borrower and its Subsidiaries.

         9.13 Interest. Each provision in this Agreement and each other Loan Document is expressly limited so that in no event whatsoever shall the amount paid, or otherwise agreed to be paid, to the Agent or any Lender, or charged, contracted for, reserved, taken or received by the Agent or any Lender, for the use, forbearance or detention of the money to be loaned under this Agreement or any Loan Document or otherwise (including any sums paid as required by any covenant or obligation contained herein or in any other Loan Document which is for the use, forbearance or detention of such money), exceed that amount of money which would cause the effective rate of interest to exceed the Highest Lawful Rate, and all amounts owed under this Agreement and each other Loan Document shall be held to be subject to reduction to the effect that such amounts so paid or agreed to be paid, charged, contracted for, reserved, taken or received which are for the use, forbearance or detention of money under this Agreement or such

Loan Document shall in no event exceed that amount of money which would cause the effective rate of interest to exceed the Highest Lawful Rate. Anything herein or in any Note or any other Loan Document to the contrary notwithstanding, the Borrower shall not be required to pay unearned interest and the Borrower shall not be required to pay interest on the Obligations at a rate in excess of the Highest Lawful Rate, and if the effective rate of interest which would otherwise be payable hereunder, under such Note or such Loan Documents would exceed the Highest Lawful Rate, or if any Lender or the holder of such Note shall receive any unearned interest or shall receive monies that are deemed to constitute interest which would increase the effective rate of interest payable by the Borrower hereunder or under such Note or other Loan Documents to a rate in excess of the Highest Lawful Rate, then (a) the amount of interest which would otherwise be payable by the Borrower shall be reduced to the amount allowed under applicable law and (b) any unearned interest paid by the Borrower or any interest paid by the Borrower in excess of the Highest Lawful Rate shall in the first instance be credited on the principal of the Obligations of the Borrower (or if all such Obligations shall have been paid in full, refunded to the Borrower). It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, reserved, taken, charged or received by any Lender under the Notes and the Obligations and under the other Loan Documents are made for the purpose of determining whether such rate exceeds the Highest Lawful Rate, and shall be made, to the extent permitted by usury laws applicable to such Lender, by amortizing, prorating and spreading in equal parts during the period of the full stated term of the Notes and this Agreement all interest at any time contracted for, charged or received by such Lender in connection therewith. Furthermore, in the event that the maturity of any Obligation is accelerated or in the event of any required or permitted prepayment, then such consideration that constitutes interest under applicable law may never include more than the maximum amount allowed by applicable law and excess interest, if any, provided for in this Agreement, any Note or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be refunded to the Borrower.

         9.14 Excess Share Certificates. The Agent and the Lenders acknowledge that circumstances have required that the Borrower deliver to Agent such stock certificates of Foreign Subsidiaries, and in some cases, while the Borrower has agreed to pledge to the Agent and the Lenders only 66% of the Capital Stock of first tier Foreign Subsidiaries, the Borrower has in fact delivered to Agent stock certificates representing, in some cases, 100% of the Capital Stock of certain Foreign Subsidiaries. Lender and Agent acknowledge and agree that in no event shall Agent or any Lender be deemed to have (and they each hereby disclaim and deny) any Lien upon, security interest in or claim upon any shares of Capital Stock in excess of 66% thereof, and the Agent and the Lenders agree to surrender such stock certificates as may evidence more than 66% of the Capital Stock of any Foreign Subsidiary to the Borrower upon request of Borrower, in exchange for a stock certificate representing 66% of the Capital Stock of any such Foreign Subsidiary.

         9.15 Survival of Prior Agreements. The rights and privileges afforded the Agent and CLS in the Fee Letter and in that letter agreement dated March 4, 2003 among CLS, the Agent and the Borrower, shall survive the execution of this Agreement and the Effective Date and Agent and CLS shall continue to be entitled to the benefits thereof.

         9.16 Guarantor's Acknowledgment and Consent. The Borrower is a party to certain Collateral Documents pursuant to which the Borrower has created Liens in favor of the Agent on certain Collateral to secure the Obligations. Each of the Guarantors party hereto is a party to certain Collateral Documents and the Guaranty, pursuant to which each such Guarantor has (a) guarantied the Obligations and (b) created Liens in favor of the Agent on behalf of the Lenders on certain Collateral to secure the Secured Obligations. The Collateral Documents and the Guaranty are collectively referred to herein as the "Credit Support Documents."

                  Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Agreement, the Collateral Documents and the Guaranty and consents to the further amendment of the Second Amended and Restated Credit Agreement pursuant to this Agreement. Each Guarantor hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guaranteed Debt" or "Secured Obligations," as the case may be, in respect of the Obligations of the Borrower now or hereafter existing under or in respect of this Agreement and the Notes.

                  Each Guarantor acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement. Each Guarantor represents and warrants that all representations and warranties contained in this Agreement and the other Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  Each Guarantor acknowledges and agrees that nothing in this Agreement or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to this Agreement.

         9.17 Existing Indebtedness. The Borrower, the Agent and the Lenders have agreed that (i) this Agreement is an amendment and restatement of the Second Amended and Restated Credit Agreement, not a new or substitute credit agreement or novation of the Second Amended and Restated Credit Agreement, (ii) each reference to an "Advance" or a "Facility LC" shall include each Advance made and each Facility LC issued heretofore under the Second Amended and Restated Credit Agreement as well as each Advance made and each Facility LC issued hereafter under this Agreement, and (iii) advances made on the Effective Date by the Lenders to or for the benefit of the Borrower were used to finance the purchase by the Agent, on behalf of the Lenders, of the indebtedness and obligations of the Borrower to Bank One, NA and the other lenders under the Second Amended and Restated Credit Agreement.

                                   ARTICLE X

                                    THE AGENT

         10.1 Appointment; Nature of Relationship. CLNY is hereby appointed by each of the Lenders as its contractual representative (herein referred to as the "Agent") hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Agent agrees to act as such contractual representative upon the express conditions contained in this Article X. Notwithstanding the use of the defined term "Agent," it is expressly understood and agreed that the Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' contractual representative, the Agent (a) does not hereby assume any fiduciary duties to any of the Lenders, (b) is a "representative" of the Lenders within the meaning of Section 9-105 of the Uniform Commercial Code and (c) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against the Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

         10.2 Powers. The Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Agent.

         10.3 General Immunity. Neither the Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person.

         10.4 No Responsibility for Loans, Recitals, etc. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered solely to the Agent; (d) the existence or possible existence of any Default or Unmatured Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; (f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of the Borrower or any guarantor of any of the Obligations or of any of the Borrower's or any such guarantor's respective Subsidiaries. The Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the Borrower to the Agent at such time, but is voluntarily furnished by the Borrower to the Agent (either in its capacity as Agent or in its individual capacity).

         10.5 Action on Instructions of Lenders. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders or 100% of the Lenders where required hereunder, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. The Lenders hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

         10.6 Employment of Agents and Counsel. The Agent may execute any of its duties as Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Agent and the Lenders and all matters pertaining to the Agent's duties hereunder and under any other Loan Document.

         10.7 Reliance on Documents; Counsel. The Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent.

         10.8 Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (a) for any amounts not reimbursed by the Borrower for which the Agent is entitled to reimbursement by the Borrower under the Loan Documents, (b) for any other expenses incurred by the Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents (including, without limitation, for any expenses incurred by the Agent in connection with any dispute between the Agent and any Lender or between two or more of the Lenders) and (c) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against the Agent in connection with any dispute between the Agent and any Lender or between two or more of the Lenders), or the enforcement of any of the terms of the Loan Documents or of any such other documents, including any of such arising from the Agent's own negligence or under any doctrine of strict liability, provided that (i) no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Agent and (ii) any indemnification required pursuant to Section 3.5(f) shall, notwithstanding the provisions of this Section 10.8, be paid by the relevant Lender in accordance with the provisions thereof. The obligations of the Lenders under this Section 10.8 shall survive payment of the Obligations and termination of this Agreement.

         10.9 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Unmatured Default hereunder unless the Agent has received written notice from a Lender or the Borrower referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders. Receipt by Agent of a notice of termination from any of the Guarantors under the "Termination" Section of the Guaranty shall be a notice of default.

         10.10 Rights as a Lender. In the event the Agent is a Lender, the Agent shall have the same rights and powers hereunder and under any other Loan Document with respect to its Commitment and its Credit Extensions as any Lender and may exercise the same as though it were not the Agent, and the term "Lender" or "Lenders" shall, at any time when the Agent is a Lender, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person. The Agent, in its individual capacity, is not obligated to remain a Lender.

         10.11 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent, CLS or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, CLS or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

         10.12 Successor Agent. The Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Agent or, if no successor Agent has been appointed, forty-five days after the retiring Agent gives notice of its intention to resign. The Agent may be removed at any time with or without cause by written notice received by the Agent from the Required Lenders, such removal to be effective on the date specified by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders within thirty days after the resigning Agent's giving notice of its intention to resign, then the resigning Agent may appoint, on behalf of the Borrower and the

Lenders, a successor Agent. Notwithstanding the previous sentence, the Agent may at any time without the consent of the Borrower or any Lender, appoint any of its Affiliates which is a commercial bank as a successor Agent hereunder. If the Agent has resigned or been removed and no successor Agent has been appointed, the Lenders may perform all the duties of the Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment. Any such successor Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Agent. Upon the effectiveness of the resignation or removal of the Agent, the resigning or removed Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation or removal of an Agent, the provisions of this Article X shall continue in effect for the benefit of such Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Loan Documents. In the event that there is a successor to the Agent by merger, or the Agent assigns its duties and obligations to an Affiliate pursuant to this
Section 10.12, then the term "Corporate Base Rate" as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Agent.

         10.13 Agent's Fee. The Borrower agrees to pay to the Agent, for its own account, the fees agreed to by the Borrower and the Agent pursuant to the Fee Letter, or as otherwise agreed from time to time.

         10.14 Delegation to Affiliates. The Borrower and the Lenders agree that the Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Agent is entitled under Article IX and
Article X.

         10.15 Execution of Collateral Documents. The Lenders hereby empower and authorize the Agent to execute and deliver to the Borrower on their behalf the Collateral Documents and all related financing statements and any financing statements, agreements, documents or instruments as shall be necessary or appropriate to effect the purposes of the Collateral Documents.

         10.16 Collateral Releases. The Lenders hereby empower and authorize the Agent to execute and deliver to the Borrower on their behalf any agreements, documents or instruments as shall be necessary or appropriate to effect any releases of Collateral which shall be permitted by the terms hereof or of any other Loan Document or which shall otherwise have been approved by the Required Lenders (or, if required by the terms of Section 8.2, all of the Lenders) in writing.

                                   ARTICLE XI

                            SETOFF; RATABLE PAYMENTS

         11.1 Setoff. In addition to, and without limitation of, any rights of the Lenders under applicable law, if the Borrower becomes insolvent, however evidenced, or any Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender or any Affiliate of any Lender to or for the credit or account of the Borrower may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part hereof, shall then be due.

         11.2 Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it upon its Outstanding Credit Exposure (other than payments received pursuant to Section 3.1, Section 3.2, Section 3.4 or Section 3.5) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Aggregate Outstanding Credit Exposure held by the other Lenders so that after such purchase each Lender will hold its Pro Rata Share of the Aggregate Outstanding Credit Exposure. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their respective Pro Rata Shares of the Aggregate Outstanding Credit Exposure. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

                                  ARTICLE XII

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

         12.1 Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that (a) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents and (b) any assignment by any Lender must be made in compliance with Section 12.3. Notwithstanding clause (b) of this Section, any Lender may at any time, without the consent of the Borrower or the Agent, assign all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank; provided, however, that no such assignment to a Federal Reserve Bank shall release the transferor Lender from its obligations hereunder. The Agent may treat the Person which made any Credit Extension or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with
Section 12.3 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Agent. Any assignee or transferee of the rights to any Credit Extension or any Note agrees by acceptance of such transfer or assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Credit Extension (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder, transferee or assignee of the rights to such Credit Extension.

         12.2 Participations.

                  12.2.1 Permitted Participants; Effect. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Outstanding Credit Exposure of such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Outstanding Credit Exposure and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

                  12.2.2 Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Credit Extension or Commitment in which such Participant has an interest which forgives principal, interest, or any Reimbursement Obligation or reduces the interest rate or fees payable with respect to any such Credit Extension or Commitment, extends the Facility Termination Date, postpones any date fixed for any regularly-scheduled payment of principal of or interest on any Loan in which such Participant has an interest, or any regularly-scheduled payment of fees on any such Credit Extension or Commitment, releases any guarantor of any such Credit Extension or releases any collateral held in the Facility LC Collateral Account (except in accordance with the terms hereof) or all or substantially all of any other collateral, if any, securing any such Credit Extension.

                  12.2.3 Benefit of Setoff. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in
         Section 11.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 11.1 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender.

         12.3 Assignments.

                  12.3.1 Permitted Assignments. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Documents, provided any such assignment must be of a Pro Rata Share of both the Revolving Credit Commitment and the Facility LC Commitment of such assignor. Such assignment shall be substantially in the form of Exhibit
         12.3.1 or in such other form as may be agreed to by the parties thereto. The consent of the Borrower and the Agent shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof; provided if a Default has occurred and is continuing, the consent of the Borrower shall not be required. Such consent shall not be unreasonably withheld or delayed; provided, however, that in the event that the prospective assignee is unable or unwilling to deliver to the Borrower Forms W-8BEN or W-8ECI (or successor forms, as applicable) demonstrating such assignee's exemption from United States Taxes with respect to all interest payments to be made to such assignee hereunder, then such inability or unwillingness shall constitute a reasonable basis for refusing to consent to such transfer. Each such assignment with respect to a Purchaser which is not a Lender or an Affiliate thereof shall (unless each of the Borrower and the Agent otherwise consents) be in an amount not less than the lesser of (i) $5,000,000 or (ii) the remaining amount of the assigning Lender's Commitment (calculated as at the date of such assignment) or outstanding Credit Extensions (if the applicable Commitment has been terminated), and after giving effect thereto, the assigning Lender shall have Commitments or outstanding Credit Extensions (if the applicable Commitment has been terminated) of at least $5,000,000 or $0, in each case, unless otherwise agreed by the Borrower and the Agent.

                  12.3.2 Effect; Effective Date. Upon (i) delivery to the Agent of an assignment, together with any consents required by Section 12.3.1, and (ii) payment of a $3,500 fee to the Agent for processing such assignment, such assignment shall become effective on the effective date specified in such assignment. The assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and Outstanding Credit Exposure under the applicable assignment agreement constitutes "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders or the Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Commitment and Outstanding Credit Exposure assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.2, the transferor Lender, the Agent and the Borrower shall, if the transferor Lender or the Purchaser desires that its Loans be evidenced by Notes, make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such

         Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

                  12.3.3 Dissenting Lender. If any Lender shall inform the Agent that such Lender ("Dissenting Lender") will not consent to, or otherwise agree with, any consent, waiver, amendment, supplement or other modification of any provisions of this Agreement or any other Loan Document, or that such Dissenting Lender will not otherwise agree with the decisions made by the Purchasing Lender (as defined below), the Lenders, the Agent and the Borrower hereby agree that CLNY (or any successor Agent pursuant to the terms hereof) in its individual capacity as a Lender (the "Purchasing Lender") may, but shall not be obligated to, with the Borrower's consent, (a) purchase all of the Dissenting Lenders' rights and obligations under the Loan Documents pursuant to an assignment substantially in the form of Exhibit 12.3.1 or in such other form as may be agreed to by the parties thereto for cash consideration equal to 100% of the outstanding Advances, interest, fees and other amounts then accrued but unpaid to such Dissenting Lender, (b) assume all obligations of the Dissenting Lender under the Loan Documents which obligations as to the Dissenting Lender shall be terminated as of such date, and (c) to comply with the requirements of
         Section 12.3 applicable to such assignments; provided that, the Borrower's consent required under this Section shall not be unreasonably withheld and shall not be required if an Event of Default has occurred and is continuing.

         12.4 Dissemination of Information. The Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrower and its Subsidiaries, including without limitation any information contained in any Reports; provided that each Transferee and prospective Transferee agrees to be bound by Section 9.10 of this Agreement.

         12.5 Tax Treatment. If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.5(c).

                                  ARTICLE XIII

                                     NOTICES

         13.1 Notices. Except as otherwise permitted by Section 2.14 with respect to borrowing notices, all notices, requests and other communications to any party hereunder shall be in writing (including electronic transmission, facsimile transmission or similar writing) and shall be given to such party: (a) in the case of the Borrower or the Agent, at its address or facsimile number set forth on the signature pages hereof or in the case of electronic transmission, to the electronic addresses given to the Agent in writing prior to the date hereof, (b) in the case of any Lender, at its address or facsimile number set forth on its signature page hereof or (c) in the case of any party, at such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Agent and the Borrower in accordance with the provisions of this

Section 13.1. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered (or, in the case of electronic transmission, received) at the address specified in this Section; provided that notices to the Agent under Article II shall not be effective until received.

         13.2 Change of Address. The Borrower, the Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

                                  ARTICLE XIV

                                  COUNTERPARTS

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower, the Agent, and the Lenders and each party has notified the Agent by facsimile transmission or telephone that it has taken such action.

                                   ARTICLE XV

                     CHOICE OF LAW; CONSENT TO JURISDICTION;
                              WAIVER OF JURY TRIAL

         15.1 CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. WITHOUT LIMITATION OF THE FOREGOING, NOTHING IN THIS AGREEMENT, OR IN THE NOTES OR IN ANY OTHER LOAN DOCUMENT SHALL BE DEEMED TO CONSTITUTE A WAIVER OF ANY RIGHTS WHICH ANY LENDER MAY HAVE UNDER APPLICABLE FEDERAL LEGISLATION RELATING TO THE AMOUNT OF INTEREST WHICH SUCH LENDER MAY CONTRACT FOR, TAKE, RECEIVE OR CHARGE IN RESPECT OF THE LOAN AND THE LOAN DOCUMENTS, INCLUDING ANY RIGHT TO TAKE, RECEIVE, RESERVE AND CHARGE INTEREST AT THE RATE ALLOWED BY THE LAW OF THE STATE WHERE ANY LENDER IS LOCATED.

         15.2 CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR

PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT, ANY ISSUER OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE AGENT, ANY ISSUER OR ANY LENDER OR ANY AFFILIATE OF THE AGENT, ANY ISSUER OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

         15.3 WAIVER OF JURY TRIAL. THE BORROWER, THE AGENT, EACH ISSUER AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

         15.4 Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from the Borrower hereunder in the currency expressed to be payable herein (the "specified currency") into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the specified currency with such other currency at the Agent's main New York office on the Business Day preceding that on which final, non-appealable judgment is given. The obligations of the Borrower in respect of any sum due to any Lender, any Issuer or the Agent hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender, such Issuer or the Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender, such Issuer or the Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Lender, such Issuer or the Agent, as the case may be, in the specified currency, the Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender, such Issuer or the Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Lender, any Issuer or the Agent, as the case may be, in the specified currency and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender under Section 11.2, such Lender, such Issuer or the Agent, as the case may be, agrees to remit such excess to the Borrower.

   [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK. SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the Borrower, the Guarantors, the Lenders and the Agent have executed this Agreement as of the date first above written.


                               THE SHAW GROUP INC.



                               By:      /s/ Robert L. Belk
                                        --------------------------------------
                                        Robert L. Belk
                                        Executive Vice President and
                                        Chief Financial Officer

                               Address: 4171 Essen Lane
                                        Baton Rouge, Louisiana 70809
                                        Attention:  Robert L. Belk
                                        Telephone: 225-932-2500
                                        Telecopy: 225-932-9146



                                Signature page to
                   Third Amended and Restated Credit Agreement

                                   GUARANTORS:

                                   WHIPPANY VENTURE I, L.L.C


                                   By:   /s/ JIM REDWINE
                                         ---------------------------------------
                                   Name: Jim Redwine
                                         ---------------------------------------
                                   Title: Secretary
                                         ---------------------------------------


                                   SHAW CONSTRUCTORS, INC.


                                   By:   /s/ CHARLES B. MILLER
                                         ---------------------------------------
                                   Name: Charles B. Miller
                                         ---------------------------------------
                                   Title: President
                                         ---------------------------------------


                                   STONE & WEBSTER MICHIGAN, INC.


                                   By:   /s/ GARY P. GRAPHIA
                                         ---------------------------------------
                                         Gary P. Graphia
                                         Secretary


                                  SO-GLEN GAS CO., LLC
                                            BY ITS SOLE MEMBER,
                                            EMCON/OWT, INC.


                                   By:   /s/ ROBERT L. BELK
                                         ---------------------------------------
                                         Robert L. Belk
                                         Executive Vice President, Assistant
                                         Treasurer and Assistant Chief Financial
                                         Officer


                                   EMCON/OWT, INC.


                                   By:   /s/ ROBERT L. BELK
                                         ---------------------------------------
                                         Robert L. Belk
                                         Executive Vice President, Assistant
                                         Treasurer and Assistant Chief Financial
                                         Officer


                                Signature page to
                   Third Amended and Restated Credit Agreement

                                   AMERICAN PLASTIC PIPE AND
                                         SUPPLY, L.L.C.
                                   LFG SPECIALTIES, L.L.C.
                                   SHAW ENVIRONMENTAL &
                                         INFRASTRUCTURE, INC.
                                   SHAW FACILITIES, INC.
                                   SHAW INFRASTRUCTURE, INC.
                                   SHAW PROPERTY HOLDINGS, INC.
                                   STONE & WEBSTER - IT RUSSIA
                                         MANAGEMENT CONSULTANTS, INC.


                                   By:   /s/ Robert L. Belk
                                         ---------------------------------------
                                         Robert L. Belk
                                         Executive Vice President and Treasurer


                                   STONE & WEBSTER - JSC MANAGEMENT
                                         CONSULTANTS, INC.


                                   By:   /s/ Robert L. Belk
                                         ---------------------------------------
                                         Robert L. Belk
                                         Senior Vice President and Treasurer


                                   SHAW BENECO, INC.
                                   SHAW E & I INVESTMENT HOLDINGS, INC.


                                   By:   /s/ Robert L. Belk
                                         ---------------------------------------
                                         Robert L. Belk
                                         Executive Vice President


                                   POWER TECHNOLOGIES, INC.


                                   By:   /s/ Robert L. Belk
                                         ---------------------------------------
                                         Robert L. Belk
                                         Vice President and Assistant Treasurer


                                Signature page to
                   Third Amended and Restated Credit Agreement

                                   B.F. SHAW, INC.
                                   C.B.P. ENGINEERING CORP.
                                   FIELD SERVICES, INC.
                                   PROSPECT INDUSTRIES (HOLDINGS) INC.
                                   SHAW A/DE, INC.
                                   SHAW ALLOY PIPING PRODUCTS, INC.
                                   SHAW CAPITAL, INC.
                                   SHAW CONNEX, INC.
                                   SHAW ENVIRONMENTAL, INC.
                                   SHAW FABRICATORS, INC.
                                   SHAW FCI, INC.
                                   SHAW FVF, INC.
                                   SHAW GLOBAL ENERGY SERVICES, INC.
                                   SHAW GRP OF CALIFORNIA
                                   SHAW HEAT, INC.
                                   SHAW INDUSTRIAL SUPPLY CO., INC.
                                   SHAW INTELLECTUAL PROPERTY
                                         HOLDINGS, INC.
                                   SHAW INTERNATIONAL, INC.
                                   SHAW JV HOLDINGS, L.L.C.
                                   SHAW MAINTENANCE, INC.


                                   By:   /s/ Robert L. Belk
                                         ---------------------------------------
                                         Robert L. Belk
                                         Vice President and Treasurer

                                   S C WOODS, L.L.C.
                                         BY ITS SOLE MEMBER,
                                         STONE & WEBSTER, INC.


                                         By:   /s/ Robert L. Belk
                                               --------------------------------
                                               Robert L. Belk
                                               Vice President and Treasurer


                                Signature page to
                   Third Amended and Restated Credit Agreement

                                   SHAW MANAGED SERVICES, INC.
                                   SHAW MANAGEMENT SERVICES
                                         ONE, INC.
                                   SHAW NAPTECH, INC.
                                   SHAW PIPE SHIELDS, INC.
                                   SHAW PIPE SUPPORTS, INC.
                                   SHAW POWER SERVICES GROUP, L.L.C.
                                   SHAW POWER SERVICES, INC.
                                   SHAW PROCESS AND INDUSTRIAL
                                         GROUP, INC.
                                   SHAW PROCESS FABRICATORS, INC.
                                   SHAW SERVICES, L.L.C.
                                   SHAW SSS FABRICATORS, INC.
                                   SHAW SUNLAND FABRICATORS, INC.
                                   SHAW WORD INDUSTRIES
                                         FABRICATORS, INC.
                                   STONE & WEBSTER ASIA, INC.
                                   STONE & WEBSTER HOLDING ONE, INC.
                                   STONE & WEBSTER HOLDING TWO, INC.
                                   STONE & WEBSTER INTERNATIONAL
                                         HOLDINGS, INC.
                                   STONE & WEBSTER INTERNATIONAL, INC.
                                   STONE & WEBSTER MANAGEMENT
                                         CONSULTANTS, INC.
                                   STONE & WEBSTER MASSACHUSETTS, INC.
                                   STONE & WEBSTER PROCESS
                                         TECHNOLOGY, INC.


                                   By:   /s/ Robert L. Belk
                                         ---------------------------------------
                                         Robert L. Belk
                                         Vice President and Treasurer


                                   STONE & WEBSTER SERVICES, L.L.C.
                                   STONE & WEBSTER, INC.
                                   SWINC ACQUISITION FIVE, L.L.C.


                                   By:   /s/ Robert L. Belk
                                         ---------------------------------------
                                         Robert L. Belk
                                         Vice President and Treasurer


                                Signature page to
                   Third Amended and Restated Credit Agreement

                                   STONE & WEBSTER CONSTRUCTION
                                         SERVICES, L.L.C.
                                   STONE & WEBSTER CONSTRUCTION, INC.


                                   By:   /s/ Robert L. Belk
                                         ---------------------------------------
                                         Robert L. Belk
                                         President


                                   ARLINGTON AVENUE E VENTURE, LLC
                                         BY ITS SOLE MEMBER,
                                         LANDBANK PROPERTIES, L.L.C.


                                         By:    /s/ T.A. Barfield, Jr.
                                                --------------------------------
                                                T.A. Barfield, Jr.
                                                Chief Executive Officer
                                                and Chairman


                                   CAMDEN ROAD VENTURE, LLC
                                         BY ITS SOLE MEMBER,
                                         LANDBANK PROPERTIES, L.L.C.


                                         By:    /s/ T.A. Barfield, Jr.
                                                --------------------------------
                                                T.A. Barfield, Jr.
                                                Chief Executive Officer
                                                and Chairman


                                   GREAT SOUTHWEST PARKWAY
                                         VENTURE, LLC
                                         BY ITS SOLE MEMBER,
                                         LANDBANK PROPERTIES, L.L.C.


                                         By:    /s/ T. A. Barfield, Jr.
                                                --------------------------------
                                                T.A. Barfield, Jr.
                                                Chief Executive Officer
                                                and Chairman


                                Signature page to
                   Third Amended and Restated Credit Agreement

                                   LANDBANK PROPERTIES, L.L.C.
                                   SHAW ENVIRONMENTAL LIABILITY
                                         SOLUTIONS, L.L.C.
                                   THE LANDBANK GROUP, INC.


                                   By:   /s/ T.A. Barfield, Jr.
                                         ---------------------------------------
                                         T.A. Barfield, Jr.
                                         Chief Executive Officer and Chairman


                                   BENICIA NORTH GATEWAY II, L.L.C.
                                   CHIMENTO WETLANDS,  L.L.C.
                                   HL NEWHALL II, L.L.C.
                                   JERNEE MILL ROAD, L.L.C.
                                   KATO ROAD II, L.L.C.
                                   KIP I, L.L.C.
                                   LANDBANK BAKER, L.L.C.
                                   MILLSTONE RIVER WETLAND
                                         SERVICES, L.L.C.
                                   NORWOOD VENTURE I, L.L.C.
                                   OTAY MESA VENTURES II, L.L.C.
                                   PLATTSBURG VENTURE, L.L.C.
                                   RARITAN VENTURE I, L.L.C.
                                   SHAW CALIFORNIA, L.L.C.
                                   SHAW CMS, INC.
                                   SHAW REMEDIATION SERVICES, L.L.C.


                                   By:   /s/ T.A. Barfield, Jr.
                                         ---------------------------------------
                                         T.A. Barfield, Jr.
                                         President


                                Signature page to
                   Third Amended and Restated Credit Agreement

                            CREDIT LYONNAIS NEW YORK BRANCH,
                            as Agent, and as a Lender



                            By:      /s/ OLIVIER AUDEMARD
                                     -----------------------------------
                            Name:    Olivier Audemard
                                     -----------------------------------
                            Title:   Senior Vice President
                                     -----------------------------------

                            Address: 1301 Avenue of the Americas
                                     New York, New York 10019
                                     Attention: Gloria Beloti-Fields
                                     Telephone: 212-459-3172
                                     Telecopy: 212-261-7186
                                     E-Mail: gloria.beloti-fields@clamericas.com

                            with a copy to:

                                     1301 Travis Street, Suite 2100
                                     Houston, Texas  77002
                                     Attention: Joseph P. Maxwell, VP
                                     Telephone: 713-890-8612
                                     Telecopy: 713-890-8668
                                     E-Mail: joseph.maxwell@clamericas.com

                            COMMITMENT: $40,000,000


                                Signature page to
                   Third Amended and Restated Credit Agreement

                         BNP PARIBAS,
                         as a Lender


                         By:      /s/ GRAIG PIERCE
                                  -----------------------------------
                         Name:    Graig Pierce
                                  -----------------------------------
                         Title:   Associate
                                  -----------------------------------


                         By:      /s/ ANGELA ARNOLD
                                  -----------------------------------
                         Name:    Angela Arnold
                                  -----------------------------------
                         Title:   Vice President
                                  -----------------------------------

                         Address: 1200 Smith
                                  Suite 3100
                                  Houston, Texas  77002
                                  Attention: Craig Pierce
                                  Telephone: 713-982-1108
                                  Telecopy: 713-659-5228
                                  E-Mail: craig.pierce@americas.bnpparibas.com


                           COMMITMENT: $40,000,000.00


                                Signature page to
                   Third Amended and Restated Credit Agreement

                                    CREDIT SUISSE FIRST BOSTON,
                                             CAYMAN ISLANDS BRANCH,
                                             as a Lender



                                    By:      /s/ BILL O'DALY
                                             ----------------------------------
                                    Name:    BILL O'DALY
                                             ----------------------------------
                                    Title:   DIRECTOR
                                             ----------------------------------

                                    Address:


                                    By:      /s/ CASSANDRA DROOGAN
                                             ----------------------------------
                                    Name:    CASSANDRA DROOGAN
                                             ----------------------------------
                                    Title:   ASSOCIATE
                                             ----------------------------------

                                    Address:


                                    COMMITMENT: $40,000,000.00


                                Signature page to
                   Third Amended and Restated Credit Agreement

                                    HARRIS TRUST AND SAVINGS BANK,
                                    as a Lender



                                    By:      /s/ WILLIAM R. VEIL
                                             ----------------------------------
                                    Name:    William R. Veil
                                             ----------------------------------
                                    Title:   Vice President
                                             ----------------------------------

                                    Address:


                                    COMMITMENT: $40,000,000.00


                                Signature page to
                   Third Amended and Restated Credit Agreement

                                    U.S. BANK NATIONAL ASSOCIATION
                                    as a Lender



                                    By:      /s/ DARYL HAGSTROM
                                             ----------------------------------
                                    Name:    Daryl Hagstrom
                                             ----------------------------------
                                    Title:   Vice President
                                             ----------------------------------

                                    Address: U.S. Bank National Association
                                             7th & Washington, 5th Floor
                                             SL-MO-T5BC
                                             St. Louis, MO 63101
                                             Att: Credit Manager - Shaw


                                    COMMITMENT: $35,000,000.00


                                Signature page to
                   Third Amended and Restated Credit Agreement

                                    UNION PLANTERS BANK, N.A.
                                    as a Lender



                                    By:      /s/ MARK R. PHILLIPS
                                             ----------------------------------
                                    Name:    Mark R. Phillips
                                             ----------------------------------
                                    Title:   Senior Vice President
                                             ----------------------------------

                                    Address: 8440 Jefferson Highway
                                             Baton Rouge, LA 70809

                                    Telephone: 225-924-9257
                                    Telecopy:  225-924-9300
                                    E-Mail:    mark.phillips@upbna.com


                                    COMMITMENT: $30,000,000.00


                                Signature page to
                   Third Amended and Restated Credit Agreement

                                  UBS AG, CAYMAN ISLANDS BRANCH
                                  as a Lender



                                  By:      /s/ WILFRED SAINT
                                           ----------------------------------
                                  Name:    Wilfred Saint
                                  Title:   Associate Director


                                  By:      /s/ PATRICIA O'KICKI
                                           ----------------------------------
                                  Name:    Patricia O'Kicki
                                  Title:   Director

                                  Address:

                                  UBS AG, Cayman Islands Branch
                                  C/O UBS AG
                                  677 Washington Blvd.
                                  Stamford, CT  06901
                                  Attention:  Vladimira Holeckova
                                  Fax: 203.719.3888

                                  COMMITMENT: $25,000,000.00


                                Signature page to
                   Third Amended and Restated Credit Agreement

                                PRICING SCHEDULE

=============================================================================================================
   Level         Rating Levels         Applicable       Applicable ABR        LC Fee        Commitment Fee
                                      LIBOR Margin          Margin
------------- --------------------- ------------------ ----------------- ----------------- ------------------
     I             BBB+/Baa1              1.00%                0%             1.00%             0.250%
------------- --------------------- ------------------ ----------------- ----------------- ------------------
     II             BBB/Baa2              1.50%                0%             1.50%             0.375%
------------- --------------------- ------------------ ----------------- ----------------- ------------------
    III            BBB-/Baa3              2.00%             0.50%             2.00%             0.500%
------------- --------------------- ------------------ ----------------- ----------------- ------------------
     IV             BB+/Ba1               2.50%             1.00%             2.50%             0.500%
------------- --------------------- ------------------ ----------------- ----------------- ------------------
     V         Less than BB+/Ba1          3.00%             1.50%             3.00%             0.625%
=============================================================================================================


         The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based upon the ratings by Moody's and S&P, respectively, applicable on such date to the Loans. For purposes of the foregoing, (a) if neither Moody's nor S&P shall have in effect a rating for the Loans (other than by reason of the circumstances referred to in the last sentence of this definition), then the level shall be based upon the ratings by Moody's and S&P, respectively, applicable on such date to the Index Debt; (b) if either Moody's or S&P (but not both) shall have in effect a rating for the Loans, then the level shall be based upon that rating; (c) if neither Moody's nor S&P shall have in effect a rating for the Loans or the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then the level shall be deemed to be Level V; (d) if the ratings established or deemed to have been established by Moody's and S&P for the Loans or the Index Debt, as the case may be, shall fall within different Levels, the Applicable Margin and Applicable Fee Rate shall be based on the higher of the two ratings unless one of the two ratings is two or more Levels lower than the other, in which case the Applicable Margin and Applicable Fee Rate shall be determined by reference to the Level next above that of the lower of the two ratings; and (e) if the ratings established or deemed to have been established by Moody's or S&P for the Loans or the Index Debt, as the case may be, shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced or published by the applicable rating agency or, in the absence of such announcement or publication, on the effective date of such rating as determined by the Agent. Each change in the Applicable Margin and Applicable Fee Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if both such rating agencies shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agencies and, pending the effectiveness of any such amendment, the Applicable Margin and Applicable Fee Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.

                         Exhibits and Schedules - Page 1

                                 EXHIBIT 2.13(d)
                                      NOTE

                                     [DATE]

         The Shaw Group Inc., a Louisiana corporation (the "Borrower"), promises to pay to the order of ____________________________________ (the "Lender") the
aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Agreement (as hereinafter defined), in immediately available funds at the main office of Credit Lyonnais New York Branch, 1301 Avenue of the Americas, New York, New York 10019, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Third Amended and Restated Credit Agreement dated as of March 17, 2003 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender and Credit Lyonnais New York Branch, as an Issuer and as Agent. Reference is hereby made to this Agreement for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured pursuant to the Collateral Documents and guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

                                         THE SHAW GROUP INC.



                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------


                         Exhibits and Schedules - Page 2

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                            NOTE OF _______________,
                             DATED _______________,



                           Principal                 Maturity          Principal
                           Amount of                 of Interest       Amount           Unpaid
         Date              Loan                      Period            Paid             Balance
-------------------------------------------------------------------------------------------------






                        Exhibits and Schedules - Page 3

                                EXHIBIT 4.1(a)(v)
                    FORM OF GUARANTORS' SOLVENCY CERTIFICATE


To:      The Lenders parties to the
         Credit Agreement Described Below

         This Solvency Certificate is furnished pursuant to that certain Guaranty dated as of March 17, 2003 (as amended, modified, renewed or extended from time to time, the "Guaranty") executed by the Guarantors set forth on the signature pages hereof (each a "Guarantor") to the Agent for the benefit of the Lenders party to that certain Third Amended and Restated Credit Agreement dated March 17, 2003 (as amended, modified, renewed or extended from time to time, the "Agreement") among The Shaw Group Inc., as the Borrower, Credit Lyonnais New York Branch, as a Lender, the Agent and an Issuer and the Lenders party thereto. Unless otherwise defined herein, capitalized terms used in this Solvency Certificate have the meanings ascribed thereto in the Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

         1. I am a duly elected Authorized Officer of each of the Guarantors;

         2. (i) Immediately after the consummation of the transactions to occur on the date hereof and immediately following the making of each Credit Extension, if any, made on the date hereof and after giving effect to the application of the proceeds of such Credit Extension, (a) the fair value of the assets of each Guarantor and its respective Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of such Guarantor and its respective Subsidiaries on a consolidated basis; (b) the present fair saleable value of the Property of each Guarantor and its respective Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of such Guarantor and its respective Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Guarantor and its respective Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Guarantor and its respective Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date hereof.

         (ii) Each Guarantor does not intend to, or to permit any of its respective Subsidiaries to, and does not believe that it or any of its respective Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.


                        Exhibits and Schedules - Page 4

         Executed on behalf of each Guarantor by the undersigned, a duly authorized officer of each Guarantor, this _____ day of _______________, 2002.


                                         [GUARANTOR]



                                         By:
                                                  -----------------------------
                                         Name:
                                                  -----------------------------
                                         Title:
                                                  -----------------------------



                        Exhibits and Schedules - Page 5

                               EXHIBIT 4.1(a)(VII)
                 LOAN/CREDIT RELATED MONEY TRANSFER INSTRUCTION


To Credit Lyonnais New York Branch, as Agent (the "Agent") under the Credit Agreement Described Below.

Re: Third Amended and Restated Credit Agreement, dated March 17, 2003 (as the same may be amended or modified, the "Credit Agreement"), among The Shaw Group Inc., a Louisiana corporation (the "Borrower"), the Lenders named therein, the Issuers and the Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

         The Agent is specifically authorized and directed to act upon the following standing money transfer instructions with respect to the proceeds of Advances or other extensions of credit from time to time until receipt by the Agent of a specific written revocation of such instructions by the Borrower, provided, however, that the Agent may otherwise transfer funds as hereafter directed in writing by the Borrower in accordance with Section 13.1 of the Credit Agreement or based on any telephonic notice made in accordance with
Section 2.14 of the Credit Agreement.

Facility Identification Number(s)           [TO BE DETERMINED]

Customer/Account Name:                      Shaw Group Inc.

Transfer Funds To:                          Credit Lyonnais New York Branch
                                            ABA Number:
                                                       ------------------------

For Account No.

Reference/Attention To:
                                            -----------------------------------

Authorized Officer (Customer Representative)                  Date
                                                                   ---------------------------------------------------


----------------------------------------------------------    --------------------------------------------------------
(Please Print)                                                Signature

Bank Officer Name                                             Date
                                                                   ---------------------------------------------------


----------------------------------------------------------    --------------------------------------------------------
(Please Print)                                                Signature

----------------------------------------------------------    --------------------------------------------------------

    (DELIVER COMPLETED FORM TO CREDIT SUPPORT STAFF FOR IMMEDIATE PROCESSING)


                        Exhibits and Schedules - Page 6

                                 EXHIBIT 6.1(d)
                             COMPLIANCE CERTIFICATE


                                                           [date]

To:      The Lenders party to the
         Credit Agreement Described Below

         This Compliance Certificate is furnished pursuant to that certain Third Amended and Restated Credit Agreement dated as of March 17, 2003 (as amended, modified, renewed or extended from time to time, the "Agreement") among The Shaw Group Inc., a Louisiana corporation (the "Borrower"), the lenders party thereto and Credit Lyonnais New York Branch, as Agent for the Lenders and as an Issuer. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings attributed to them in the Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

         1. I am the duly elected chief financial officer of the Borrower.

         2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements.

         3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Unmatured Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below.

         4. Schedule I attached hereto sets forth financial data and computations evidencing the Borrower's compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

         6. Schedule II attached hereto sets forth the various reports and deliveries which are required at this time under the Agreement, the Collateral Documents and the other Loan Documents and the status of compliance.

         Described below are the exceptions, if any, to paragraph 3 listing the nature and stating the condition or event which constitutes a Default or Unmatured Default, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:



         -----------------------------------------------------------------

         -----------------------------------------------------------------

         -----------------------------------------------------------------

         -----------------------------------------------------------------

                        Exhibits and Schedules - Page 7

         The foregoing certifications, together with the schedules attached hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this _____ day of _______________, _____.


                                         The Shaw Group Inc.


                                         By:
                                                  -----------------------------
                                         Name:
                                                  -----------------------------
                                         Title:
                                                  -----------------------------


                        Exhibits and Schedules - Page 8

                      SCHEDULE I TO COMPLIANCE CERTIFICATE

                      COMPLIANCE AS OF _________, ____ WITH
                          PROVISIONS OF SECTION 6.22 OF
                                  THE AGREEMENT




                        Exhibits and Schedules - Page 9

                      SCHEDULE II TO COMPLIANCE CERTIFICATE

                      REPORTS AND DELIVERIES CURRENTLY DUE




                        Exhibits and Schedules - Page 10

                                 EXHIBIT 6.1(k)


                           BORROWING BASE CERTIFICATE


                                     [date]



To:      The Lenders party to the
         Credit Agreement Described Below

         This Borrowing Base Certificate is furnished pursuant to that certain Third Amended and Restated Credit Agreement dated as of March 17, 2003 (as amended, modified, renewed or extended from time to time, the "Agreement") among The Shaw Group Inc., a Louisiana corporation (the "Borrower"), the lenders party thereto and Credit Lyonnais New York Branch, as Agent for the Lenders and as an Issuer. Unless otherwise defined herein, capitalized terms used in this Borrowing Base Certificate have the meanings attributed to them in the Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

         1. I am the duly elected chief financial officer of the Borrower.

         2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached calculations.

         3. Schedule I attached hereto sets forth the amounts and calculations regarding the Borrowing Base, all of which amounts and calculations are true, complete and correct as of the date of this Borrowing Base Certificate and were made in accordance with the terms of the Agreement.

         The foregoing certifications, together with the schedules attached hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this _____ day of _______________, _____.


                                         The Shaw Group Inc.


                                         By:
                                                  -----------------------------
                                         Name:
                                                  -----------------------------
                                         Title:
                                                  -----------------------------


                        Exhibits and Schedules - Page 11

                    SCHEDULE I TO BORROWING BASE CERTIFICATE

         (a)      Eligible Receivables unpaid not more than
                  30 days after the date of the original invoice.................................$___________

         (b)      = (a) x 0.85 =.................................................................$___________

         (c)      Eligible Receivables unpaid more than
                  30 days but not more than 60 days after the date
                  of the original invoice........................................................$___________

         (d)      = (c) x 0.80 = ................................................................$___________

         (e)      Eligible Receivables unpaid more than
                  60 days but not more than 90 days after the date
                  of the original invoice........................................................$___________

         (f)      = (e) x 0.60 = ................................................................$___________

         (g)      amount billed representing retainage (without duplication
                  of amounts in A, C, or E above)................................................$___________

         (h)      = (f) x 0.20 =.................................................................$___________

         (i)      Costs in Excess of Billings*...................................................$___________

         (j)      = (i) x 0.40...................................................................$___________

         (k)      Eligible Inventory**...........................................................$___________

         (l)      = (k) x 0.40...................................................................$___________

         BORROWING BASE = (b) + (d) + (f) + (h) + (j) + (l) =....................................$___________



------------
 * As set forth in the most recently delivered financial statements of the Borrower and its Subsidiaries.

** Which amount may not exceed $100,000,000


                        Exhibits and Schedules - Page 12

                                 EXHIBIT 6.1(l)

                                 BACKLOG REPORT

                                SHAW GROUP, INC.
                  MAJOR PROJECTS CONSOLIDATED PROGRESS TO DATE
                       AS OF _____________________________
              INCLUDES PROJECTS WITH $10 MILLION OR MORE IN BACKLOG
                                  ($ IN 000's)



                           PROJECT     PROJECT               FORECASTED        TOTAL
   CUSTOMER    BUSINESS    LOCATION     SCOPE      FIRM        REVENUE         COSTS
-------------------------------------------------------------------------------------





                                                                         COSTS & EARNINGS         BILLINGS
                  TOTAL         EARNED     COSTS TO       EARNED            IN EXCESS           IN EXCESS OF
   CUSTOMER    GROSS MARGIN    REVENUE       DATE      GROSS MARGIN        OF BILLINGS        COSTS & EARNINGS
------------------------------------------------------------------------------------------------------------------






                        Exhibits and Schedules - Page 13

                                 EXHIBIT 12.3.1

                              ASSIGNMENT AGREEMENT


         This Assignment Agreement (this "Assignment Agreement") between _______________ ___________________(the "Assignor") and
_________________________ (the "Assignee") is dated as of _____________, 20___.
The parties hereto agree as follows:

         1. PRELIMINARY STATEMENT. The Assignor is a party to a Credit Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

         2. ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents, such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents relating to the facilities listed in Item 3 of Schedule 1. The aggregate Commitment (or Loans, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of
Schedule 1.

         3. EFFECTIVE DATE. The effective date of this Assignment Agreement (the "Effective Date") shall be the later of the date specified in Item 5 of Schedule 1 or two Business Days (or such shorter period agreed to by the Agent) after this Assignment Agreement, together with any consents required under the Credit Agreement, are delivered to the Agent. In no event will the Effective Date occur if (i) the payments required to be made by the Assignee to the Assignor on the Effective Date are not made on the proposed Effective Date and (ii) the payment of the recordation fee, described in Section 5 of this Assignment Agreement, is not made to the Agent on or before the Effective Date. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, the Effective Date will not occur unless the Assignee delivers to the Borrower and the Agent concurrently with the Effective Date two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI (or replacement or successor forms, as the case may be), certifying in either case that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes.

         4. PAYMENT OBLIGATIONS. In consideration for the sale and assignment of Outstanding Credit Exposure hereunder, the Assignee shall pay the Assignor, on the Effective Date, the amount agreed to by the Assignor and the Assignee. On and after the Effective Date, the Assignee shall be entitled to receive from the Agent all payments of principal, interest, Reimbursement Obligations and fees with respect to the interest assigned hereby. The Assignee will promptly remit to the Assignor any interest on Credit Extensions and fees received from the Agent which relate to the portion of the Commitment or Outstanding Credit Exposure assigned

                        Exhibits and Schedules - Page 14
to the Assignee hereunder for periods prior to the Effective Date and not previously paid by the Assignee to the Assignor. In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

         5. RECORDATION FEE. The Assignor and Assignee each agree to pay one-half of the recordation fee required to be paid to the Agent in connection with this Assignment Agreement unless otherwise specified in Item 6 of Schedule 1.

         6. REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR'S LIABILITY. The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder, (ii) such interest is free and clear of any adverse claim created by the Assignor and
(iii) the execution and delivery of this Assignment Agreement by the Assignor is duly authorized. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectibility of any Loan Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Borrower or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Borrower or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the property, books or records of the Borrower, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Credit Extensions or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Credit Extensions or the Loan Documents.

         7. REPRESENTATIONS AND UNDERTAKINGS OF THE ASSIGNEE. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) confirms that the execution and delivery of this Assignment Agreement by the Assignee is duly authorized, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (vi) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (vii) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, (viii) agrees to indemnify and hold the Assignor harmless


                        Exhibits and Schedules - Page 15
against all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement, and (ix) if applicable, attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes.

         8. GOVERNING LAW. This Assignment Agreement shall be governed by the internal law, and not the law of conflicts, of the State of New York and the United States of America.

         9. NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.

         10. COUNTERPARTS; DELIVERY BY FACSIMILE. This Assignment Agreement may be executed in counterparts. Transmission by facsimile of an executed counterpart of this Assignment Agreement shall be deemed to constitute due and sufficient delivery of such counterpart and such facsimile shall be deemed to be an original counterpart of this Assignment Agreement.

         IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have executed this Assignment Agreement by executing Schedule 1 hereto as of the date first above written.


                        Exhibits and Schedules - Page 16

                                   SCHEDULE 1
                             TO ASSIGNMENT AGREEMENT

1. Description and Date of Credit Agreement: Third Amended and Restated Credit Agreement dated as of March 17, 2003 among The Shaw Group Inc., the lenders party thereto, and Credit Lyonnais New York Branch, as Agent

2.    Date of Assignment Agreement: _______________, 20_____

3.    Amounts (As of Date of Item 2 above):

                                                                       Revolving Credit        Facility LC
                                                                       Commitment              Commitment
       a.       Assignee's percentage of each Facility purchased       ______________%         ______________%
                under the Assignment Agreement*
       b.       Amount of each Facility purchased under the           $______________         $______________
                Assignment Agreement*
4.     Assignee's Commitment (or Outstanding Credit Exposure          $______________         $______________
       with respect to terminated Commitments) purchased
       hereunder:

5.       Proposed Effective Date:                    _______________, 20_____

6.       Non-standard Recordation Fee
         Arrangement                                                N/A**
                                                           [ASSIGNOR/ASSIGNEE
                                                           TO PAY 100% OF FEE]

Accepted and Agreed:

[NAME OF ASSIGNOR]                               [NAME OF ASSIGNEE]



By:                                               By:
         -----------------------------------                -----------------------------------
Name:                                             Name:
         -----------------------------------                -----------------------------------
Title:                                            Title:
         -----------------------------------                -----------------------------------


                        Exhibits and Schedules - Page 17


ACCEPTED AND CONSENTED                            ACCEPTED AND CONSENTED
TO *** BY                                         TO*** BY

THE SHAW GROUP INC.                               CREDIT LYONNAIS NEW YORK BRANCH,
                                                  AS AGENT

By:                                               By:
         -----------------------------------                -----------------------------------
Name:                                             Name:
         -----------------------------------                -----------------------------------
Title:                                            Title:
         -----------------------------------                -----------------------------------


*        Percentage taken to 10 decimal places
**       If fee is split 50-50, pick N/A as option
***      Delete if not required by Credit Agreement


                        Exhibits and Schedules - Page 18

                ATTACHMENT TO SCHEDULE 1 TO ASSIGNMENT AGREEMENT

                        ADMINISTRATIVE INFORMATION SHEET

               Attach Assignor's Administrative Information Sheet,
              which must include notice addresses for the Assignor
                                and the Assignee
                            (Sample form shown below)


                              ASSIGNOR INFORMATION

CONTACT:



Name:                                       Telephone No.:
      ------------------------------                       --------------------
Fax No.:                                    Telex No.:
         ---------------------------                   ------------------------
                                            Answerback:
                                                        -----------------------
PAYMENT INFORMATION:

Name & ABA # of Destination Bank:
                                  ---------------------------------------------

                                  ---------------------------------------------

Account Name & Number for Wire Transfer:
                                         --------------------------------------

                                         --------------------------------------

Other Instructions:
                    -----------------------------------------------------------

-------------------------------------------------------------------------------

ADDRESS FOR NOTICES FOR ASSIGNOR:
                                  ---------------------------------------------

                                  ---------------------------------------------

                                  ---------------------------------------------

                              ASSIGNEE INFORMATION
                                 CREDIT CONTACT:

Name:                                       Telephone No.:
      --------------------------------                     --------------------
Fax No.:                                    Telex No.:
         -----------------------------                 ------------------------
                                            Answerback:
                                                        -----------------------

KEY OPERATIONS CONTACTS:

Booking Installation:                       Booking Installation:
                      ----------------                            -------------

Name:                                       Name:
      --------------------------------            -----------------------------

Telephone No.:                              Telephone No.:
               -----------------------                     --------------------

Fax No.:                                    Fax No.:
         -----------------------------               --------------------------

Telex No.:                                  Telex No.:
           ---------------------------                 ------------------------

Answerback:                                 Answerback:
            --------------------------                  -----------------------


                        Exhibits and Schedules - Page 19

PAYMENT INFORMATION:

Name & ABA # of Destination Bank:
                                  ---------------------------------------------

                                  ---------------------------------------------

Account Name & Number for Wire Transfer:
                                         --------------------------------------

                                         --------------------------------------
Other Instructions:
                    -----------------------------------------------------------

-------------------------------------------------------------------------------

Address for Notices for Assignee:
                                  ---------------------------------------------

                                  ---------------------------------------------

                                  ---------------------------------------------


                        Exhibits and Schedules - Page 20

                                AGENT INFORMATION

     Assignee will be called promptly upon receipt of the signed agreement.

INITIAL FUNDING CONTACT:                   SUBSEQUENT OPERATIONS CONTACT:

Name:                                      Name:

Telephone No.:  (    )                     Telephone No.:  (    )
                 ----  --------                             ----  --------

Fax No.:  (    )                           Fax No.:  (    )
           ----  --------                             ----  --------

CLNY Telex No.:
                -----------------


INITIAL FUNDING STANDARDS:

Libor - Fund 2 days after rates are set.

CLNY  WIRE INSTRUCTIONS:

ADDRESS FOR NOTICES FOR CLNY:




                        Exhibits and Schedules - Page 21